Fidelity's

Broadly Diversified International Equity

Funds

Fidelity® Global Balanced Fund

Fidelity International Growth & Income Fund

Fidelity Diversified International Fund

Fidelity Aggressive International Fund

Fidelity Overseas Fund

Fidelity Worldwide Fund

Annual Report

for the year ending
October 31, 2000

and

Prospectus

dated December 29, 2000

(2_fidelity_logos)(registered_trademark)

Market Recap	A-3	A review of what happened in world markets during the past 12 months.
Global Balanced Fund	A-4	Performance
	A-5	Fund Talk: The Manager's Overview
	A-7	Investment Changes
	A-8	Investments
	A-15	Financial Statements
International Growth & Income Fund	A-17	Performance
	A-18	Fund Talk: The Manager's Overview
	A-20	Investment Changes
	A-21	Investments
	A-25	Financial Statements
Diversified International Fund	A-27	Performance
	A-28	Fund Talk: The Manager's Overview
	A-30	Investment Changes
	A-31	Investments
	A-39	Financial Statements
Aggressive International Fund	A-41	Performance
	A-42	Fund Talk: The Manager's Overview
	A-44	Investment Changes
	A-45	Investments
	A-47	Financial Statements
Overseas Fund	A-49 A-50 A-52 A-53 A-56	Performance Fund Talk: The Manager's Overview Investment Changes Investments Financial Statements
	A-5	Fund Talk: The Manager's Overview
	A-7	Investment Changes
	A-8	Investments
	A-15	Financial Statements
Worldwide Fund	A-58	Performance
	A-59	Fund Talk: The Manager's Overview
	A-61	Investment Changes
	A-62	Investments
	A-67	Financial Statements
Notes to Financial Statements	A-69	Notes to the Financial Statements
Report of Independent Accountants	A-73
Independent Auditors' Report	A-74
Distributions	A-75

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Fidelity Distributors Corporation.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank. For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Market Recap

The 12-month period that ended October 31, 2000, marked an incredible display of synchronization among global equity markets. Many of the similarities came from the parallel performance of technology stocks in the U.S. and TMT stocks - those in the technology, media and telecommunications areas - overseas. In a nutshell, investors who took any form of risk during the first half of the period were rewarded; those who took risks from April on were firmly punished for their bravado. Rising interest rates, uncertainty over energy prices and the continued dominance of the dollar over other world currencies also played key roles.

Europe: Just as technology stocks propelled the U.S. market to extraordinary heights in 1999 and early 2000, new economy stocks - particularly those in the wireless communications and Internet groups - were responsible for much of Europe's lofty gains. Unfortunately, the old saying "what goes up must come down" was validated in April, when U.S. technology stocks crashed amid concerns over extended valuations. The decline sent shock waves across all oceans of the world, hitting home particularly hard for many of Europe's leading telecommunications stocks. Rising oil and gas prices, meanwhile, made it difficult for Europe's manufacturing industries, and the euro - the underachieving uniform currency for 11 European nations - continued to weaken. For the period, the Morgan Stanley Capital International (MSCI) Europe Index returned 1.16%.

Emerging Markets: Call it guilt by association, but with risk-taking appetites low from April through October, most emerging markets weren't the best place to be during the period. The worldwide technology decline hurt everything from semiconductor stocks in Taiwan to broadcasting stocks in Mexico. Asian semiconductor companies also had to grapple with weak global demand for PCs and cellular handsets. For the period, the MSCI All Country Asia Free ex-Japan Index was down 20.11%. Judging by the 14.24% return of the MSCI Emerging Markets Free-Latin America Index, performance was much better in Latin America. Mexico was a clear winner, as investors reacted positively to the government's repayment of debt to the International Monetary Fund, as well as to the election of the country's new president, who was widely seen as business-friendly.

Japan and the Far East: After flirting with investors throughout 1999, the Japanese market fell back to earth. Initial euphoria over economic progress gave way to the actual corporate restructuring work that needed to be done, and many high-flying technology stocks tumbled. To compound matters, the Japanese yen continued to dip relative to the dollar. The Tokyo Stock Exchange Index - also known as TOPIX - fell 15.16% during the period. Hong Kong and China continued to perform well, as the Hang Seng Index returned 14.26% during the 12 months. Both regions continued to benefit from fast-improving economies, as well as from China's pending admission to the World Trade Organization.

U.S. and Canada: The technology correction, higher interest rates and soaring oil and gas prices eroded much of the U.S. market's gains during the period. The NASDAQ Composite Index gave back much of its previous advance, finishing the period up 13.81%. The Standard & Poor's 500SM  Index - a barometer of large-cap stock performance - was up 6.09% during the period, but was in negative territory from January through the end of October. The Russell 2000® Index - which tracks smaller stocks - returned 17.41%, mostly from strong first-half performance. America's neighbor to the north, meanwhile, continued to perform well. Canadian stocks enjoyed a very nice run, mostly aided by the phenomenal performance of telecommunications and technology stocks. Natural resource-related stocks also fared well. For the period, the Toronto Stock Exchange 300 gained 29.44%.

Bonds: For the most part, U.S. fixed-income investments shrugged off rising interest rates and the increased volatility in the equity markets. Many investors, in fact, gravitated to bonds as a safer haven following the technology correction. The Lehman Brothers Aggregate Bond Index - which tracks the performance of U.S. taxable bonds - returned 7.30% during the period. Treasury issues were a strong sector, particularly after the Treasury announced in January that it would be buying back debt and limiting the amount of new borrowings. The Lehman Brothers Long Term Government Bond Index climbed 11.33% during the period. Foreign government bonds couldn't match the U.S.' performance, however, as the Salomon Brothers Non-U.S. World Government Bond Index fell 9.70%. Emerging-markets bonds enjoyed a very strong 12-month showing. The J.P. Morgan Emerging Markets Bond Index returned 19.37%.

[BAR GRAPH]

Standard & Poor's 500 Index Morgan Stanley Capital International

Europe, Australasia, Far East Index

Row: 1, Col: 1, Value: nil

Row: 1, Col: 2, Value: nil

Row: 2, Col: 1, Value: 6.1

Row: 2, Col: 2, Value: 7.38

Row: 3, Col: 1, Value: 31.57

Row: 3, Col: 2, Value: 56.16

Row: 4, Col: 1, Value: 18.56

Row: 4, Col: 2, Value: 69.44000000000001

Row: 5, Col: 1, Value: 5.1

Row: 5, Col: 2, Value: 24.63

Row: 6, Col: 1, Value: 16.61

Row: 6, Col: 2, Value: 28.27

Row: 7, Col: 1, Value: 31.69

Row: 7, Col: 2, Value: 10.53

Row: 8, Col: 1, Value: -3.1

Row: 8, Col: 2, Value: -23.45

Row: 9, Col: 1, Value: 30.47

Row: 9, Col: 2, Value: 12.13

Row: 10, Col: 1, Value: 7.619999999999999

Row: 10, Col: 2, Value: -12.17

Row: 11, Col: 1, Value: 10.08

Row: 11, Col: 2, Value: 32.56

Row: 12, Col: 1, Value: 1.32

Row: 12, Col: 2, Value: 7.78

Row: 13, Col: 1, Value: 37.58

Row: 13, Col: 2, Value: 11.21

Row: 14, Col: 1, Value: 22.96

Row: 14, Col: 2, Value: 6.05

Row: 15, Col: 1, Value: 32.11

Row: 15, Col: 2, Value: 4.819999999999999

Row: 16, Col: 1, Value: 28.58

Row: 16, Col: 2, Value: 20.27

Row: 17, Col: 1, Value: 21.04

Row: 17, Col: 2, Value: 27.22

Row: 18, Col: 1, Value: -1.81

Row: 18, Col: 2, Value: -13.75

%

* YEAR TO DATE THROUGH OCTOBER 31, 2000.

Annual Report

Global Balanced
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Global Balanced	4.45%	72.91%	125.25%
Fidelity Global Balanced Composite	-1.22%	60.03%	n/a*
MSCI World	1.09%	97.65%	187.02%
SSB World Govt Bond	-5.08%	12.67%	n/a*
Global Flexible Portfolio Funds Average	7.65%	78.30%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on February 1, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Fidelity Global Balanced Composite Index - a hypothetical combination of unmanaged indices, combining the total returns of the Morgan Stanley Capital International World (MSCI) Index and the Salomon Smith Barney World Government Bond Index using a weighting of 60% to 40%, respectively. To measure how the fund's performance stacked up against its peers, you can compare it to the global flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 94 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Global Balanced	4.45%	11.57%	11.04%
Fidelity Global Balanced Composite	-1.22%	9.86%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Global Balanced Fund on February 26, 1993, shortly after the fund started. As the chart shows, by October 31, 2000, the value of the investment would have grown to $21,473 - a 114.73% increase on the initial investment. For comparison, look at how both the Morgan Stanley Capital International World Index and Salomon Smith Barney World Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Morgan Stanley Capital International World Index would have grown to $28,107 - a 181.07% increase and the Salomon Smith Barney World Government Bond Index would have grown to $14,665 - a 46.65% increase. You can also look at how the Fidelity Global Balanced Composite Index did over the same period. The composite index combines the total returns of the Morgan Stanley Capital International World (MSCI) Index and the Salomon Smith Barney World Government Bond Index, and assumes monthly rebalancing of the mix. With dividends and interest, if any, reinvested, the same $10,000 would have grown to $22,027 - a 120.27% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Global Balanced
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Rick Mace, Portfolio
Manager of Fidelity
Global Balanced Fund

Q. How did the fund perform, Rick?

A. For the 12-month period that ended October 31, 2000, the fund returned 4.45%. In comparison, the fund outperformed the Fidelity Global Balanced Composite Index - a 60%/40% blend of the Morgan Stanley Capital International World Index and the Salomon Smith Barney World Government Bond Index - which fell 1.22%. However, the fund lagged the 7.65% return of the global flexible portfolio funds average tracked by Lipper Inc.

Q. What factors helped the fund outperform its composite index during the period?

A. The fund's equity component outperformed largely because of favorable stock selection in the telephone utilities and technology sectors. Specifically, the fund's underweighting in underperforming telephone stocks such as Lucent Technologies, AT&T, WorldCom and Nippon Telegraph and Telephone provided a boost to relative performance. At the same time, holding an out-of-benchmark position in Dynegy, an energy and communications company that was rewarded for its acquisition of utilities holding company Illinova and an expansion into the European broadband telecommunications industry, helped the fund. Turning to technology, holding an out-of-benchmark position in U.K.-based Autonomy and an overweighted stake in Furukawa Electric, a Japanese optic-fiber manufacturer, were highlights of our stock selection in the sector, as each stock performed well. Additionally, the fund's performance got a boost from holding several small positions in strong-performing U.S. technology stocks, such as Exodus Communications, Juniper Networks, Redback Networks and Agilent Technologies. The fund no longer held several of these stocks at the period's end.

Q. How did the fund's bond component perform?

A. An overweighting in U.S. Treasury bonds and an underweighting in Japanese bonds worked well, particularly during the first half of the period. During the latter half of the period, the fund's overall performance was hindered by an underweighting in fixed-income securities as bonds generally outperformed equities. The European bond component of the fund, in particular, detracted from performance as interest-rate concerns and a weakening euro depressed prices.

Q. The fund's equity holdings in the financial services sector rose to 11.7% from 8.9% six months ago. What did you like about this sector?

A. The reasons varied according to the economic and market conditions in different countries. In the U.S., a slowdown in the economy put the brakes on further interest-rate hikes by the Federal Reserve Board, which chose to leave rates unchanged on three consecutive occasions - June, August and October - after raising rates six consecutive times since mid-1999. Historically, the stabilization of interest rates has benefited financial stocks. Elsewhere, the fund has owned significant positions in a handful of Japanese financial services companies, such as Nomura Securities, for some time. But I increased our positions in those stocks because I believed that Japanese investors using the securities markets for wealth building is only the initial stage of a long-term growth trend. With the recent deregulation of financial services in Japan, these stocks could benefit going forward. Furthermore, I opportunistically added to the fund's holdings in other selected financial services stocks as the period progressed. In the United Kingdom, the prices and valuations of several banks reached such low levels that I couldn't ignore them, and I added to our holdings in such names as Lloyds TSB Group.

Q. The fund's position in another sector - health care - also increased since the last shareholder report . . .

A. That's right, and it was part of an overall strategy to steer the fund toward the most undervalued companies in the market. As I did with financial stocks, I increased the fund's holdings in many European health stocks because I was attracted to their relative earnings growth. Drug and pharmaceutical companies had been out of favor for some time and appeared to be positioned to benefit from a broadening of global markets. I thought these stocks could benefit from a stable interest-rate environment in the U.S. and declining rates in other countries.

Q. What specific stocks or strategies delivered disappointing results?

A. Within our equity component, our underweighting in several leading U.S. technology companies that performed well, such as Oracle, Cisco Systems and Hewlett-Packard, hurt overall performance. These companies were hurt by the correction in U.S. technology stocks during the spring, but recovered faster than expected in the following months as investors gravitated toward those technology companies with a history of consistent earnings growth. Similarly, holding an underweighted position in U.S. optical component producer Corning, which soared during the period on demand for its products, was a significant detractor. Meanwhile, overweighted positions in Hikari Tsushin, DDI and Telewest Communications also hampered the fund's gain.

Annual Report

Global Balanced
Fund Talk: The Manager's Overview - continued

Q. What's your outlook, Rick?

A. I think we'll continue to see more of the global volatility that we've witnessed during the past six months. Several factors - such as the declining value of the euro, historically high oil prices and slowing demand for products in the technology sectors - have recently shown little evidence of reversing course. As a result, this volatility should present compelling trading opportunities going forward. I will continue to position the fund in a broad range of industries and countries, harnessing the in-depth research capabilities of Fidelity's international team of analysts.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks income and capital growth with reasonable risk by investing in a broadly diversified portfolio of high-yielding equity and debt securities issued anywhere in the world

Fund number: 334

Trading symbol: FGBLX

Start date: February 1, 1993

Size: as of October 31, 2000, more than $104 million

Manager: Richard Mace, since 1996; manager, Fidelity Overseas Fund, since 1996; Fidelity Aggressive International Fund, 1994-1999; group leader, Fidelity international funds; joined Fidelity in 1987

3

Rick Mace on the recent volatility in global markets:

"As we've seen during the past six months, volatility in the equity markets - both domestically and internationally - has increased this year. I believe it is here to stay for awhile.

"It's important to realize that volatility is truly global, influenced a great deal by economic conditions in the United States. When the U.S. economy cools down, the rest of the world freezes. When U.S. markets warm up, the rest of the world catches fire. Part of the reason volatility is global is that merger and acquisition activity is sweeping the world, with companies buying one another not just within their own geographic markets, but on a global basis. This acquisition activity suggests that industries are consolidating around the world.

"Turning to individual markets, I think we will see the European and Japanese economies sputter along in the short term. However, looking with a longer perspective, the corporate culture in both Europe and Japan is changing - for the better. For example, an increasing number of companies are offering stock options to senior employees, a move that should improve bottom lines and add value for shareholders. Additionally, the increase in merger and acquisition activity is driving efficiency into companies and improving returns for shareholders. In the emerging markets, the outlook is mixed. Although Southeast Asian economies have stabilized, the rise in oil costs could hinder future short-term growth. There is a slightly better outlook in Latin America, because a number of countries are self-sufficient in energy production.

"Understandably, most people fear volatility. But in my opinion, volatility can be a good thing, because it creates great opportunities to buy and sell."

Annual Report

Global Balanced

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2000
United States of America	51.3%
Japan	11.8%
United Kingdom	9.6%
Germany	7.4%
France	5.6%
Netherlands	2.2%
Switzerland	1.8%
Italy	1.8%
Spain	1.5%
Other	7.0%

As of April 30, 2000
United States of America	51.0%
Japan	11.4%
United Kingdom	10.5%
France	7.1%
Germany	6.1%
Switzerland	1.8%
Spain	1.6%
Italy	1.6%
Sweden	1.5%
Other	7.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	64.3	63.8
Bonds	28.1	27.9
Short-Term Investments and Net Other Assets	7.6	8.3
Top Five Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co. (United States of America, Electrical Equipment)	1.3	1.2
Cisco Systems, Inc. (United States of America, Communications Equipment)	1.2	1.2
EMC Corp. (United States of America, Communications Equipment)	0.9	0.7
Exxon Mobil Corp. (United States of America, Oil & Gas)	0.9	0.7
Vodafone Group PLC (United Kingdom, Cellular)	0.9	0.9
	5.2	4.7
Top Five Bond Issuers as of October 31, 2000
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	8.7	8.3
Federal Home Loan Bank	4.8	4.4
United Kingdom, Great Britain & Northern Ireland	4.3	4.3
Germany Federal Republic	4.2	2.7
French Government	1.8	3.3
	23.8	23.0
Top Ten Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	11.8	16.3
Finance	11.7	8.9
Utilities	6.9	11.0
Health	5.9	4.4
Retail & Wholesale	4.3	3.0
Industrial Machinery & Equipment	4.1	3.5
Nondurables	3.9	2.4
Media & Leisure	3.8	3.6
Durables	3.2	2.1
Energy	3.1	3.5

Annual Report

Global Balanced

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 64.1%
	Shares	Value (Note 1)
Australia - 0.7%
AMP Ltd.	4,500	$ 40,704
Australia & New Zealand Banking Group Ltd.	2,438	18,071
Australian Gas Light Co.	1,946	11,768
Australian Stock Exchange Ltd.	1,700	10,425
BHP Ltd.	5,904	57,427
Billabong International Ltd. (a)	6,600	14,178
Brambles Industries Ltd.	800	20,814
Cable & Wireless Optus Ltd. (a)	9,800	20,828
Coles Myer Ltd.	2,381	8,657
Commonwealth Bank of Australia	2,223	33,196
Fosters Brewing Group Ltd.	9,600	21,821
Harvey Norman Holdings Ltd.	6,300	13,927
Leighton Holdings Ltd.	3,000	10,441
Lend Lease Corp. Ltd.	748	8,787
Lion Nathan Ltd.	3,900	7,539
Macquarie Bank Ltd.	800	11,631
National Australia Bank Ltd.	6,900	96,186
News Corp. Ltd.	13,725	147,544
Rio Tinto Ltd.	1,000	13,775
Tabcorp Holdings Ltd.	2,500	13,638
Telstra Corp. Ltd.	20,400	66,807
Telstra Corp. Ltd. (installment receipt) (e)	5,800	9,793
Wesfarmers Ltd.	1,345	10,304
Westfield Holdings Ltd.	2,700	17,485
Westpac Banking Corp.	3,300	22,613
WMC Ltd.	3,600	13,810
Woodside Petroleum Ltd. (a)	800	5,867
Woolworths Ltd.	3,800	15,192
TOTAL AUSTRALIA		743,228
Bermuda - 0.2%
ACE Ltd.	4,000	157,000
Brazil - 0.5%
Banco Itau SA	787,000	61,510
Companhia de Bebidas das Americas (AmBev) sponsored ADR	4,600	103,787
Embratel Participacoes SA ADR	4,400	71,225
Petrobras SA (PN)	4,935	131,453
Telesp Celular Participacoes SA ADR	2,700	85,388
Votorantim Celulose e Papel SA (PN Reg.)	1,466,000	49,227
TOTAL BRAZIL		502,590
Canada - 1.4%
Abitibi-Consolidated, Inc.	1,260	11,048
Agrium, Inc.	890	9,178
Alberta Energy Co. Ltd.	930	34,360
Alcan Aluminium Ltd.	650	20,514
Anderson Exploration Ltd. (a)	320	5,885
Ballard Power Systems, Inc. (a)	400	43,087
Bank of Montreal	590	27,320
Bank of Nova Scotia	1,200	34,286

	Shares	Value (Note 1)
BCE, Inc.	1,730	$ 46,588
Biovail Corp. (a)	615	26,256
Bombardier, Inc. Class B (sub. vtg.)	3,770	59,305
Bro-X Minerals Ltd. (a)	600	0
C.I. Fund Management, Inc.	600	12,552
Canada Occidental Petroleum Ltd.	340	8,185
Canadian Hunter Exploration Ltd. (a)	570	11,980
Canadian Imperial Bank of Commerce	760	24,160
Canadian Natural Resources Ltd. (a)	420	12,414
Canadian Pacific Ltd.	2,390	69,463
Celestica, Inc. (sub. vtg.) (a)	535	38,232
Cognos, Inc. (a)	230	9,668
Enbridge, Inc.	1,790	48,204
Gulf Canada Resources Ltd. (a)	2,080	8,948
Imperial Oil Ltd.	320	8,092
Inco Ltd. (a)	300	4,670
Loblaw Companies Ltd.	800	27,429
Mackenzie Financial Corp.	310	4,174
Magna International, Inc. Class A	270	12,112
Manulife Financial Corp.	1,370	35,634
Molson, Inc. Class A	160	4,041
National Bank of Canada	660	10,816
Nortel Networks Corp.	8,409	382,610
Petro-Canada	730	15,343
Potash Corp. of Saskatchewan	340	20,154
Power Corp. of Canada	510	11,557
Precision Drilling Corp. (a)	140	4,005
Rogers Communications, Inc. Class B (non-vtg.)	560	10,887
Royal Bank of Canada	2,660	84,386
Seagram Co. Ltd.	1,120	63,980
Sun Life Financial Services Canada, Inc.	1,550	32,069
Suncor Energy, Inc.	1,820	35,563
Talisman Energy, Inc. (a)	770	24,251
Thomson Corp.	1,340	54,128
Westcoast Energy, Inc.	320	7,146
TOTAL CANADA		1,414,680
China - 0.0%
China Petroleum & Chemical Corp. (H Shares)	46,000	9,025
Denmark - 0.2%
Novo-Nordisk AS Series B (a)	950	201,592
Finland - 0.7%
Nokia AB	13,240	566,010
UPM-Kymmene Corp.	7,500	212,306
TOTAL FINLAND		778,316
France - 3.8%
Alcatel SA (RFD) (a)	3,800	237,025
Aventis SA	2,400	172,950
AXA SA de CV	1,800	238,343
BNP Paribas SA	2,175	187,568
BNP Paribas SA warrants 7/1/02 (a)	286	1,372
Common Stocks - continued
	Shares	Value (Note 1)
France - continued
Castorama Dubois Investissements SA	2,265	$ 460,639
Clarins SA (a)	1,015	78,486
Clarins SA rights 12/29/00 (a)	1,015	10,700
Groupe Danone (a)	662	92,602
ILOG SA sponsored ADR (a)	8,500	255,000
Integra SA (a)	7,400	59,985
Pernod-Ricard	2,600	119,172
Remy Cointreau SA (RFD) (a)	59	1,973
Royal Canin SA	1,600	144,636
Sanofi-Synthelabo SA	3,350	176,296
Societe Generale Class A (a)	720	40,885
Suez Lyonnaise des Eaux	1,790	273,179
Television Francaise 1 SA (a)	2,180	118,980
TotalFinaElf SA Class B	5,846	837,440
Vivendi Environment (a)	5,600	209,144
Vivendi SA	3,902	280,528
TOTAL FRANCE		3,996,903
Germany - 1.9%
ACG AG	2,100	110,514
Allianz AG (Reg.)	895	303,529
Arxes Information Design AG (a)	2,700	35,064
DaimlerChrysler AG (Reg.)	3	138
Deutsche Lufthansa AG (Reg.)	8,400	163,988
Douglas Holding AG	6,700	199,612
Fresenius Medical Care AG	1,300	103,470
Kali Und Salz Beteiligungs AG	5,520	79,651
Karstadt Quelle AG	8,100	264,423
Moebel Walther AG	23,300	235,545
Muenchener Ruckversicherungs-Gesellschaft AG (Reg.)	550	172,964
Software AG	1,000	71,639
United Internet AG (a)	10,000	64,339
Wella AG	4,000	152,105
TOTAL GERMANY		1,956,981
Greece - 0.2%
Antenna TV SA sponsored ADR (a)	10,800	213,300
Hong Kong - 0.7%
Asat Holdings Ltd. sponsored ADR	700	4,638
Cathay Pacific Airways Ltd.	13,000	23,590
Cheung Kong Holdings Ltd.	6,000	66,364
China Mobile (Hong Kong) Ltd. (a)	2,000	12,250
China Unicom Ltd.	10,000	20,069
CLP Holdings Ltd.	6,000	28,007
Dairy Farm International Holdings Ltd.	22,500	9,225
Dao Heng Bank Group Ltd.	3,000	15,158
Great Eagle Holdings Ltd.	8,129	11,675
Hang Seng Bank Ltd.	2,900	34,121
Henderson Land Development Co. Ltd.	5,000	21,544
Hong Kong & China Gas Co. Ltd.	21,137	26,699
Hongkong Land Holdings Ltd.	6,000	11,100

	Shares	Value (Note 1)
Hutchison Whampoa Ltd.	15,400	$ 191,069
JCG Holdings Ltd.	26,000	13,837
Johnson Electric Holdings Ltd.	24,000	47,705
Li & Fung Ltd.	20,000	37,189
Pacific Century Cyberworks Ltd. (a)	21,355	16,431
Pacific Century Cyberworks Ltd. rights 12/15/00 (a)	641	0
Sun Hung Kai Properties Ltd.	10,000	82,714
Swire Pacific Ltd. (A Shares)	5,000	30,841
Wharf Holdings Ltd.	10,000	20,390
Wing Hang Bank Ltd.	6,000	18,313
TOTAL HONG KONG		742,929
Ireland - 0.1%
Bank of Ireland, Inc.	10,480	80,770
Israel - 0.0%
Orad Hi-Tech Systems Ltd.	1,700	51,009
Italy - 0.8%
Alleanza Assicurazioni Spa	18,500	244,430
Banca Intesa Spa	35,900	150,074
Banca Nazionale del Lavoro (BNL)	38,450	124,018
Beni Stabili Spa	10,760	4,740
Eni Spa	12,280	66,396
Telecom Italia Mobile Spa	22,900	194,861
Telecom Italia Spa	5,700	66,975
TOTAL ITALY		851,494
Japan - 11.8%
Asahi Glass Co. Ltd.	8,000	82,119
Asahi Techno Glass Corp.	10,000	79,736
Bank of Tokyo-Mitsubishi Ltd.	11,000	131,968
Canon, Inc.	6,000	243,375
Chiba Bank	13,000	53,973
Chubu Electric Power Co., Inc.	5,000	82,486
Coca-Cola West Japan Co. Ltd.	32	1,091
Credit Saison Co. Ltd.	6,000	127,028
Daito Trust Construction Co.	5,000	84,319
Daiwa Securities Group, Inc.	17,000	188,370
DDI Corp.	20	93,850
Fast Retailing Co. Ltd.	900	221,474
Fuji Coca-Cola Bottling Co. Ltd.	3,000	23,508
Fuji Heavy Industries Ltd.	20,000	139,309
Fuji Photo Film Co. Ltd.	4,000	148,474
Fujikura Ltd.	19,000	167,519
Fujisawa Pharmaceutical Co. Ltd.	2,000	62,872
Fujitsu Ltd.	13,000	231,619
Furukawa Co. Ltd.	25,000	51,324
Furukawa Electric Co. Ltd.	21,000	552,378
Gunze Ltd.	15,000	49,904
Hirose Electric Co. Ltd.	500	57,740
Hitachi Chemical Co. Ltd.	6,000	150,674
Hitachi Information Systems Co. Ltd.	3,000	117,679
Honda Motor Co. Ltd. (a)	4,000	138,375
Hosiden Corp.	2,000	63,789
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Ines Corp.	7,000	$ 87,508
Japan Medical Dynamic Marketing, Inc.	4,500	148,886
Kaneka Corp.	6,000	58,290
Kansai Electric Power Co., Inc.	6,000	98,268
Kao Corp.	5,000	149,849
Kappa Create Co. Ltd.	4,000	130,144
Komatsu Ltd.	26,000	115,333
Konami Co. Ltd.	1,300	109,614
Konica Corp. (a)	10,000	77,261
Kyocera Corp.	1,000	133,750
Matsushita Electric Industrial Co. Ltd.	11,000	321,475
Mitsumi Electric Co. Ltd.	2,000	65,988
Mizuho Holdings, Inc.	25	192,237
Mkc-Stat Corp.	4,000	65,988
Nakanishi, Inc.	4,000	68,555
NEC Corp.	6,000	114,380
NGK Insulators Ltd.	15,000	198,653
Nichicon Corp.	6,000	107,176
Nintendo Co. Ltd.	800	132,344
Nippon Computer Systems Corp.	5,000	96,233
Nippon Paper Industries Co. Ltd.	14,000	79,809
Nippon Sheet Glass Co. Ltd.	5,000	76,070
Nippon Telegraph & Telephone Corp.	75	682,568
Nippon Thompson Co. Ltd.	10,000	98,524
Nitto Denko Corp.	3,000	101,457
Nomura Securities Co. Ltd.	10,000	212,171
NTT DoCoMo, Inc. (d)	7	172,578
Oki Electric Industry Co. Ltd. (a)	18,000	107,066
Omron Corp.	6,000	147,924
ORIX Corp.	2,000	209,880
Ricoh Co. Ltd.	5,000	76,987
Saizeriya Co. Ltd.	1,900	106,223
Sakura Bank Ltd.	25,000	182,156
Sanyo Electric Co. Ltd.	10,000	76,070
Secom Co. Ltd.	1,000	71,304
Shin-Etsu Chemical Co. Ltd.	2,000	82,119
SKY Perfect Communications, Inc. (a)	25	46,054
Softbank Corp.	1,200	72,037
Sony Corp.	6,500	539,500
Sumitomo Electric Industries Ltd.	6,000	110,806
Sumitomo Trust & Banking Ltd.	20,000	153,973
Takeda Chemical Industries Ltd.	5,000	329,484
The Suruga Bank Ltd.	6,000	82,376
THK Co. Ltd.	2,000	49,491
Toko, Inc.	15,000	78,361
Tokyo Broadcasting System, Inc.	2,000	78,270
Tokyo Electric Power Co.	5,000	121,437
Tokyo Tomin Bank Ltd.	5,000	139,767
Tokyu Corp.	7,000	36,184
Toto Ltd.	20,000	151,773
Toyoda Gosei Co. Ltd.	4,000	244,890
Toyota Motor Corp.	20,000	799,193

	Shares	Value (Note 1)
Trans Cosmos, Inc.	1,000	$ 72,312
Tsubaki Nakashima Co. Ltd.	6,000	75,172
Yakult Honsha Co. Ltd.	19,000	216,625
Yamada Denki Co. Ltd.	2,400	211,163
Yamanouchi Pharmaceutical Co. Ltd.	4,000	181,102
Yokogawa Electric Corp.	7,000	54,917
Yoshinoya D&C Co. Ltd.	60	112,730
Zeon Corp.	20,000	86,701
TOTAL JAPAN		12,344,109
Luxembourg - 0.1%
Societe Europeen Des Satellite unit	600	79,957
Mexico - 0.6%
Banacci SA de CV Series O (a)	60,000	93,181
Grupo Iusacell SA de CV sponsored ADR (a)	6,000	78,000
Grupo Televisa SA de CV sponsored GDR	1,700	92,013
Telefonos de Mexico SA de CV Series L sponsored ADR	3,790	204,423
TV Azteca SA de CV sponsored ADR	5,425	67,813
Wal-Mart de Mexico SA de CV Series C (a)	50,000	113,132
TOTAL MEXICO		648,562
Netherlands - 2.2%
Aegon NV	3,120	123,938
Hunter Douglas NV	7,700	220,909
ING Groep NV (Certificaten Van Aandelen)	6,664	457,716
Koninklijke Ahold NV	12,526	363,936
Koninklijke KPN NV	3,020	61,188
Koninklijke Philips Electronics NV	3,880	152,515
Numico NV	4,846	226,642
Nutreco Holding NV	8,620	371,686
Oce NV	12,000	178,757
United Pan-Europe Communications NV Class A (a)	2,400	42,067
Vendex KBB NV	4,970	62,350
TOTAL NETHERLANDS		2,261,704
Netherlands Antilles - 0.1%
Schlumberger Ltd. (NY Shares)	800	60,900
New Zealand - 0.0%
Air New Zealand Ltd. Class B	9,000	8,071
Telecom Corp. of New Zealand Ltd.	5,000	11,120
TOTAL NEW ZEALAND		19,191
Norway - 0.8%
Bergesen dy ASA (A Shares)	7,500	149,322
Norsk Hydro AS (a)	4,900	194,587
TANDBERG ASA (a)	14,300	378,584
VMETRO ASA	8,200	95,308
TOTAL NORWAY		817,801
Common Stocks - continued
	Shares	Value (Note 1)
Papua New Guinea - 0.0%
Oil Search Ltd. (a)	6,800	$ 5,482
Singapore - 0.3%
Chartered Semiconductor Manufacturing Ltd.	5,000	21,659
City Developments Ltd.	3,000	13,850
Datacraft Asia Ltd.	2,000	13,700
DBS Group Holdings Ltd.	3,652	43,087
DBS Land Ltd.	5,000	7,609
Oversea-Chinese Banking Corp. Ltd.	4,300	27,449
Overseas Union Bank Ltd.	4,281	20,740
Singapore Airlines Ltd.	4,000	40,125
Singapore Press Holdings Ltd.	2,000	28,612
Singapore Technologies Engineering Ltd.	13,000	20,969
Singapore Telecommunications Ltd.	16,000	26,537
United Overseas Bank Ltd.	5,280	39,122
Venture Manufacturing Singapore Ltd.	3,000	29,068
TOTAL SINGAPORE		332,527
Spain - 0.7%
Aldeasa SA	2,900	54,892
Banco Santander Central Hispano SA	17,988	174,363
Cortefiel SA	10,880	195,319
Sogecable SA (a)	1,500	36,668
Telefonica SA (a)	16,560	315,841
TOTAL SPAIN		777,083
Sweden - 0.4%
Tele1 Europe Holding AB (a)	12,200	93,968
Telefonaktiebolaget LM Ericsson (B Shares)	20,920	290,265
TV 4 AB (A Shares)	1,700	51,695
TOTAL SWEDEN		435,928
Switzerland - 1.8%
Credit Suisse Group (Reg.)	1,219	228,541
Givaudan AG (a)	19	4,556
Gretag Imaging Holding AG (Reg. D)	300	53,908
Julius Baer Holding AG	26	128,734
Nestle SA (Reg.)	154	319,138
Novartis AG (Reg.)	163	247,288
PubliGroupe SA (Reg.)	21	12,325
Richemont Compagnie Financier Class A unit	51	141,864
The Swatch Group AG (Bearer)	200	264,812
Zurich Financial Services Group AG	1,042	504,334
TOTAL SWITZERLAND		1,905,500
United Kingdom - 5.3%
3i Group PLC	5,500	124,783
Amvescap PLC	11,530	257,412
AstraZeneca Group PLC (Sweden)	583	27,526
Barclays PLC	3,500	100,058
Boots Co. PLC	43,100	343,651

	Shares	Value (Note 1)
British Land Co. PLC	15,400	$ 91,981
Diageo PLC	21,450	202,280
HSBC Holdings PLC:
(Hong Kong) (Reg.)	1,468	21,169
(United Kingdom) (Reg.)	7,374	106,333
Lloyds TSB Group PLC	38,279	389,561
Marconi PLC	3,400	42,882
Misys PLC	9,100	94,720
Reed International PLC	15,000	138,519
Reuters Group PLC	18,500	363,448
Shell Transport & Trading Co. PLC (Reg.)	56,590	463,920
SMG PLC	105,360	412,399
Smith & Nephew PLC	80,476	330,165
SmithKline Beecham PLC	18,414	240,073
Somerfield PLC	196,900	219,793
SSL International PLC	41,631	484,329
Telewest Communications PLC (a)	100,289	165,743
Vodafone Group PLC	210,175	894,557
WPP Group PLC	6,580	88,236
TOTAL UNITED KINGDOM		5,603,538
United States of America - 28.8%
Abbott Laboratories	3,100	163,719
ADC Telecommunications, Inc. (a)	3,600	76,950
AES Corp. (a)	1,800	101,700
Affiliated Computer Services, Inc. Class A (a)	1,800	100,238
AFLAC, Inc.	2,300	168,044
Alcoa, Inc.	4,028	115,553
AMBAC Financial Group, Inc.	2,300	183,569
American Express Co.	4,900	294,000
American Home Products Corp.	2,000	127,000
American International Group, Inc.	8,588	841,575
Anadarko Petroleum Corp.	409	26,196
Associates First Capital Corp. Class A	5,548	205,970
AT&T Corp.	6,262	145,200
AT&T Corp. - Wireless Group	3,400	84,788
Avery Dennison Corp.	1,500	75,750
Avon Products, Inc.	6,000	291,000
Baker Hughes, Inc.	1,600	55,000
Bank of New York Co., Inc.	11,200	644,700
Bank One Corp.	5,000	182,500
Baxter International, Inc.	1,800	147,938
Bed Bath & Beyond, Inc. (a)	2,800	72,275
BellSouth Corp.	7,000	338,188
BFGoodrich Co.	3,000	122,813
Biomet, Inc.	2,100	75,994
Black & Decker Corp.	3,000	112,875
Boeing Co.	1,800	122,063
Bristol-Myers Squibb Co.	11,400	694,688
Broadcom Corp. Class A (a)	200	44,475
Burlington Northern Santa Fe Corp.	5,700	151,406
Calpine Corp. (a)	500	39,469
Cardinal Health, Inc.	900	85,275
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Ceridian Corp. (a)	4,000	$ 100,000
Charles Schwab Corp.	3,000	105,375
Ciena Corp. (a)	4,000	420,500
Cisco Systems, Inc. (a)	22,800	1,228,350
Citigroup, Inc.	15,300	805,163
Clear Channel Communications, Inc. (a)	11,996	720,510
Comstock Resources, Inc. (a)	6,200	64,325
Conoco, Inc. Class B	6,000	163,125
Corning, Inc.	1,500	114,750
Crown Castle International Corp. (a)	3,500	106,094
Danaher Corp.	2,000	126,250
Dell Computer Corp. (a)	16,200	477,900
Devon Energy Corp.	1,500	75,600
Dynegy, Inc. Class A	5,848	270,836
EchoStar Communications Corp. Class A (a)	4,000	181,000
Eli Lilly & Co.	7,200	643,500
EMC Corp. (a)	11,000	979,688
Exxon Mobil Corp.	10,876	970,003
Fannie Mae	7,000	539,000
Firstar Corp.	9,000	177,188
Forcenergy, Inc. (a)	3,000	65,250
Freddie Mac	4,600	276,000
Gap, Inc.	7,000	180,688
Gateway, Inc. (a)	3,000	154,830
General Electric Co.	24,900	1,364,831
General Motors Corp. Class H	4,500	145,800
Georgia-Pacific Corp.	3,000	80,625
Halliburton Co.	2,600	96,363
Harrah's Entertainment, Inc. (a)	5,000	143,125
Home Depot, Inc.	10,350	445,050
Household International, Inc.	3,093	155,617
Ingersoll-Rand Co.	1,800	67,950
Intel Corp.	17,400	783,000
International Business Machines Corp.	1,000	98,500
International Paper Co.	3,000	109,875
JDS Uniphase Corp. (a)	600	48,863
Juniper Networks, Inc. (a)	1,000	195,000
Kohls Corp. (a)	1,200	65,025
Leggett & Platt, Inc.	7,700	126,088
Lexmark International Group, Inc. Class A (a)	3,500	143,500
Mandalay Resort Group (a)	3,000	62,438
MBIA, Inc.	2,000	145,375
Merck & Co., Inc.	3,000	269,813
Meredith Corp.	1,800	57,150
Merrill Lynch & Co., Inc.	2,400	168,000
Metromedia Fiber Network, Inc. Class A (a)	1,500	28,500
Micron Technology, Inc. (a)	2,000	69,500
Microsoft Corp. (a)	5,500	378,813
Nabisco Group Holdings Corp.	4,000	115,500
Nabisco Holdings Corp. Class A	1,800	97,313

	Shares	Value (Note 1)
Navistar International Corp. (a)	1,000	$ 33,063
Network Appliance, Inc. (a)	800	95,200
Nextel Communications, Inc. Class A (a)	8,200	315,188
Noble Drilling Corp. (a)	800	33,250
NRG Energy, Inc.	3,500	91,000
Omnicom Group, Inc.	3,800	350,550
Oracle Corp. (a)	6,000	198,000
Parker-Hannifin Corp.	3,300	136,538
Patina Oil & Gas Corp.	2,000	35,125
Pfizer, Inc.	18,325	791,411
Pharmacia Corp.	5,000	275,000
Philip Morris Companies, Inc.	2,500	91,563
Phone.com, Inc. (a)	2,000	185,125
Praxair, Inc.	2,500	93,125
Procter & Gamble Co.	5,600	400,050
Quaker Oats Co.	2,000	163,125
Redback Networks, Inc. (a)	800	85,150
Safeway, Inc. (a)	1,700	92,969
SBA Communications Corp. Class A (a)	4,000	200,500
SBC Communications, Inc.	12,580	725,709
Schering-Plough Corp.	10,300	532,381
Shaw Industries, Inc.	6,000	111,375
Sprint Corp. - PCS Group Series 1 (a)	4,800	183,000
Sun Microsystems, Inc. (a)	6,500	720,688
Texas Instruments, Inc.	4,300	210,969
The Chubb Corp.	2,800	236,425
The Coca-Cola Co.	9,300	561,488
Thermo Electron Corp. (a)	4,000	116,000
Time Warner, Inc.	2,404	182,488
Tyco International Ltd.	6,900	391,144
Unisys Corp. (a)	4,300	54,825
United Technologies Corp.	2,800	195,475
VeriSign, Inc. (a)	1,000	132,000
Viacom, Inc. Class B (non-vtg.) (a)	6,791	386,238
VoiceStream Wireless Corp. (a)	2,400	315,600
Wal-Mart Stores, Inc.	10,000	453,750
Walgreen Co.	8,800	401,500
Walt Disney Co.	2,000	71,625
Washington Mutual, Inc.	2,000	88,000
Waters Corp. (a)	1,000	72,563
WorldCom, Inc. (a)	2,956	70,205
TOTAL UNITED STATES OF AMERICA		30,177,830
TOTAL COMMON STOCKS (Cost $55,823,397)		67,169,929
Preferred Stocks - 0.2%

Convertible Preferred Stocks - 0.0%
Australia - 0.0%
WBK STRYPES Trust (Westpac Banking Corp.) $3.135	1,100	34,032
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - 0.2%
Germany - 0.2%
Wella AG	4,384	$ 175,824
TOTAL PREFERRED STOCKS (Cost $153,359)		209,856
Nonconvertible Bonds - 0.0%
Moody's Ratings (unaudited)			Principal Amount (c)
United Kingdom - 0.0%
BAE Systems PLC 7.45% 11/30/03 (Cost $1,339)	-	GBP	1,137	1,599
Government Obligations (f) - 28.1%

France - 1.8%
French Government OAT 5.5% 4/25/04	Aaa	EUR	2,200,000	1,886,967
Germany - 5.3%
Germany Federal Republic:
3.75% 1/4/09	Aaa	EUR	800,000	613,581
4.5% 3/15/02	Aaa	EUR	1,200,000	1,009,597
4.5% 5/17/02	Aaa	EUR	1,550,000	1,303,405
6.25% 1/4/30	Aaa	EUR	320,000	296,686
7.375% 1/3/05	Aaa	EUR	1,225,000	1,123,274
Treuhandanstalt:
6.625% 7/9/03	Aaa	EUR	877,507	770,897
7.5% 9/9/04	Aaa	EUR	500,000	457,715
TOTAL GERMANY				5,575,155
Italy - 1.0%
Italian Republic:
6.75% 2/1/07	Aa3	EUR	700,000	635,751
10.5% 9/1/05	Aa3	EUR	361,519	372,034
TOTAL ITALY				1,007,785
Spain - 0.8%
Spanish Kingdom 4.5% 7/30/04	Aa2	EUR	1,000,000	826,222
United Kingdom - 4.3%
United Kingdom, Great Britain & Northern Ireland:
5% 6/7/04	Aaa	GBP	650,000	922,328
9% 10/13/08	Aaa	GBP	2,000,000	3,573,786
TOTAL UNITED KINGDOM				4,496,114
United States of America - 14.9%
Federal Home Loan Bank:
4.875% 1/22/02	Aaa		1,500,000	1,471,635

Moody's Ratings (unaudited)			Principal Amount (c)	Value (Note 1)
5.125% 9/15/03	Aaa		$ 1,495,000	$ 1,442,914
5.19% 10/20/03	Aaa		650,000	626,438
5.28% 1/6/04	Aaa		1,515,000	1,460,081
Freddie Mac 5.75% 7/15/03	Aaa		1,480,000	1,454,840
U.S. Treasury Bonds:
7.125% 2/15/23	Aaa		1,350,000	1,536,044
8% 11/15/21	Aaa		1,700,000	2,101,098
8.125% 8/15/19	Aaa		1,300,000	1,606,306
12.75% 11/15/10 (callable)	Aaa		880,000	1,133,546
13.875% 5/15/11 (callable)	Aaa		980,000	1,337,857
U.S. Treasury Notes:
5.5% 1/31/03	Aaa		640,000	634,099
6.5% 10/15/06	Aaa		400,000	412,436
7% 7/15/06	Aaa		425,000	448,020
TOTAL UNITED STATES OF AMERICA				15,665,314
TOTAL GOVERNMENT OBLIGATIONS (Cost $33,407,609)				29,457,557
Cash Equivalents - 6.8%
	Shares
Fidelity Cash Central Fund, 6.61% (b)	7,150,069	7,150,069
Fidelity Securities Lending Cash Central Fund, 6.66% (b)	26,709	26,709
TOTAL CASH EQUIVALENTS (Cost $7,176,778)		7,176,778
TOTAL INVESTMENT PORTFOLIO - 99.2% (Cost $96,562,482)		104,015,719
NET OTHER ASSETS - 0.8%		804,372
NET ASSETS - 100%		$ 104,820,091
Security Type Abbreviations
STRYPES	-	Structured Yield Product Exchangeable for Common Stocks
Currency Abbreviations
AUD	-	Australian dollar
EUR	-	European Monetary Unit
GBP	-	British pound
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Principal amount is stated in United States dollars unless otherwise noted.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $172,578 or 0.2% of net assets.

(e) Purchased on an installment basis. Market value reflects only those payments made through October 31, 2000. The remaining installments aggregating AUD 17,690 are due November 2, 2000.

(f) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

Other Information

Purchases and sales of securities, other than short-term securities, aggregated $65,741,540 and $62,326,568, respectively, of which U.S. government and government agency obligations aggregated $2,589,478 and $2,718,985, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,124 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $24,643. The fund received cash collateral of $26,709 which was invested in cash equivalents.

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	28.3%	AAA, AA, A	24.1%
Baa	0.0%	BBB	0.0%
Ba	0.0%	BB	0.0%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
Income Tax Information

At October 31, 2000, the aggregate cost of investment securities for income tax purposes was $96,699,139. Net unrealized appreciation aggregated $7,316,580, of which $15,673,233 related to appreciated investment securities and $8,356,653 related to depreciated investment securities.

The fund hereby designates approximately $1,904,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Global Balanced

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (cost $96,562,482) - See accompanying schedule		$ 104,015,719
Foreign currency held at value (cost $83,695)		83,786
Receivable for investments sold		956,868
Receivable for fund shares sold		105,216
Dividends receivable		95,625
Interest receivable		634,625
Other receivables		815
Total assets		105,892,654
Liabilities
Payable for investments purchased	$ 818,831
Payable for fund shares redeemed	65,020
Accrued management fee	63,330
Other payables and accrued expenses	98,673
Collateral on securities loaned, at value	26,709
Total liabilities		1,072,563
Net Assets		$ 104,820,091
Net Assets consist of:
Paid in capital		$ 88,741,140
Undistributed net investment income		1,149,212
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		7,483,063
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,446,676
Net Assets, for 5,486,881 shares outstanding		$ 104,820,091
Net Asset Value, offering price and redemption price per share ($104,820,091 ÷ 5,486,881 shares)		$19.10

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 768,099
Special dividend from BCE, Inc.		206,945
Interest		2,403,620
Security lending		1,218
		3,379,882
Less foreign taxes withheld		(64,905)
Total income		3,314,977
Expenses
Management fee	$ 788,156
Transfer agent fees	273,375
Accounting and security lending fees	66,171
Non-interested trustees' compensation	458
Custodian fees and expenses	132,142
Registration fees	36,521
Audit	59,285
Legal	3,152
Miscellaneous	5,076
Total expenses before reductions	1,364,336
Expense reductions	(10,378)	1,353,958
Net investment income		1,961,019
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	7,514,054
Foreign currency transactions	(88,402)	7,425,652
Change in net unrealized appreciation (depreciation) on:
Investment securities	(5,198,528)
Assets and liabilities in foreign currencies	(6,243)	(5,204,771)
Net gain (loss)		2,220,881
Net increase (decrease) in net assets resulting from operations		$ 4,181,900
Other Information
Expense reductions
Directed brokerage arrangements		$ 6,792
Transfer agent credits		3,586
		$ 10,378

See accompanying notes which are an integral part of the financial statements.

Annual Report

Global Balanced
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2000	Three months ended October 31, 1999	Year ended July 31, 1999
Operations Net investment income	$ 1,961,019	$ 451,563	$ 1,727,776
Net realized gain (loss)	7,425,652	3,699,763	4,660,042
Change in net unrealized appreciation (depreciation)	(5,204,771)	403,420	2,979,683
Net increase (decrease) in net assets resulting from operations	4,181,900	4,554,746	9,367,501
Distributions to shareholders From net investment income	(772,133)	(973,940)	(1,574,612)
From net realized gain	(1,286,888)	-	-
Total distributions	(2,059,021)	(973,940)	(1,574,612)
Share transactions Net proceeds from sales of shares	49,159,358	12,762,394	45,697,691
Reinvestment of distributions	1,935,066	910,684	1,484,276
Cost of shares redeemed	(45,867,790)	(21,541,440)	(48,179,432)
Net increase (decrease) in net assets resulting from share transactions	5,226,634	(7,868,362)	(997,465)
Redemption fees	2,197	-	-
Total increase (decrease) in net assets	7,351,710	(4,287,556)	6,795,424
Net Assets
Beginning of period	97,468,381	101,755,937	94,960,513
End of period (including undistributed net investment income of $1,149,212, $403,390, and $989,733, respectively)	$ 104,820,091	$ 97,468,381	$ 101,755,937
Other Information Shares
Sold	2,485,806	703,403	2,735,365
Issued in reinvestment of distributions	101,685	49,710	95,920
Redeemed	(2,321,324)	(1,180,075)	(2,898,880)
Net increase (decrease)	266,167	(426,962)	(67,595)

Financial Highlights

	Year ended October 31,	Three months ended October 31,	Years ended July 31,
	2000	1999	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 18.67	$ 18.02	$ 16.62	$ 15.45	$ 12.91	$ 12.40
Income from Investment Operations
Net investment income	.36 D, F	.08 D	.31 D	.30 D	.31 D	.31
Net realized and unrealized gain (loss)	.47	.74	1.37	1.27	2.68	.25
Total from investment operations	.83	.82	1.68	1.57	2.99	.56
Less Distributions
From net investment income	(.15)	(.17)	(.28)	(.40)	(.45)	(.05)
From net realized gain	(.25)	-	-	-	-	-
Total distributions	(.40)	(.17)	(.28)	(.40)	(.45)	(.05)
Net asset value, end of period	$ 19.10	$ 18.67	$ 18.02	$ 16.62	$ 15.45	$ 12.91
Total Return B, C	4.45%	4.57%	10.39%	10.53%	23.93%	4.52%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 104,820	$ 97,468	$ 101,756	$ 94,961	$ 74,619	$ 87,785
Ratio of expenses to average net assets	1.26%	1.20% A	1.32%	1.39%	1.51%	1.39%
Ratio of expenses to average net assets after expense reductions	1.25% E	1.19% A, E	1.30% E	1.37% E	1.49% E	1.36% E
Ratio of net investment income to average net assets	1.81%	1.74% A	1.83%	1.95%	2.28%	2.94%
Portfolio turnover rate	62%	80% A	100%	81%	57%	189%

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

F Investment income per share reflects a special dividend (from BCE, Inc.) which amounted to $.04 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

International Growth & Income
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Intl Growth & Income	9.57%	88.34%	172.70%
MSCI EAFE	-2.72%	52.63%	113.59%
International Funds Average	2.70%	62.88%	149.02%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 2000, the index included over 841 equity securities of countries domiciled in 20 countries. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 666 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Intl Growth & Income	9.57%	13.50%	10.55%
MSCI EAFE	-2.72%	8.82%	7.88%
International Funds Average	2.70%	9.93%	9.30%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity International Growth & Income Fund on October 31, 1990. As the chart shows, by October 31, 2000, the value of the investment would have grown to $27,270 - a 172.70% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $21,359 - a 113.59% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

International Growth & Income
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Bill Bower, Portfolio Manager of Fidelity International Growth & Income Fund

Q. How did the fund perform, Bill?

A. It did well relative to its benchmark index and its peers. For the 12-month period that ended October 31, 2000, the fund posted a total return of 9.57%. This compares with a return of -2.72% for the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and a return of 2.70% for the international funds average, as tracked by Lipper Inc.

Q. What factors helped the fund outperform both its benchmark index and its peer group?

A. It was a downward trending market for virtually the entire second half of the period, which detracted from overall performance on an absolute basis. Yet, on a relative basis, the fund was able to beat the benchmark index and the peer group average, mainly as a result of favorable stock picking. For example, I found good performance from some holdings in the industrial components sector, particularly those whose businesses were aligned with the growing global demand for increased telecommunications bandwidth. The fund also was helped by selective stock picks in the financial services sector and by strength in the shipping sector, which benefited from growing worldwide demand for oil and an undersupply of shipping capacity. Positive performance also was aided by the fund's underweighted position in the telecommunications sector, which helped protect the fund from the full effect of the market sell-off that began in the late spring. On the negative side, the fund was hurt by poorer-than-expected performance in the electrical components sector - especially among manufacturers of dynamic random access memory (DRAM), whose earnings suffered as a result of lower than expected personal computer sales. Performance also was hurt by not owning enough in the pharmaceuticals sector, which generally performed quite well. But the biggest drag on overall performance came from some of the big positive contributors of the recent past - many of them in the technology and the business and public services sectors - which were underperformers during the market's sell-off beginning late last spring.

Q. What strategy adjustments did you make to accommodate this changing market environment?

A. I made some adjustments to make the fund a bit more defensive against a downward trending market. Back in June, when I visited a number of electronic component manufacturers in Japan - companies making parts for handsets and PCs - it became apparent that their businesses had slowed. On that trip, I dramatically cut the fund's exposure to Japanese electronic component makers and got a lot of money off the table before the industry slowed significantly. I didn't do much to the fund's already underweighted position in the telecommunications sector, but I did eliminate some positions in technology-related and software companies. I also began looking more closely at mid-sized European pharmaceutical companies whose valuations seemed reasonable, and I picked up positions in the financial services sector, including some strong-performing financial services companies. There was no significant change in the fund's geographical distribution, although my concentration in Japan came down a bit as I pared exposure to electronic components; it also came down in the U.K. where I sold some oil company positions.

Q. Which individual stocks did the most to help overall fund performance?

A. The biggest contribution came from Furukawa Electric, which was the fund's largest holding at the end of the period. Furukawa makes optical components for the telecommunications industry and has been beating earnings estimates handily based on strong demand for increased bandwidth, especially in the U.S. Although I was generally underweighted in traditional banking companies in Europe, I found strength in a number of other financial services companies there. Among them were three asset managers - Amvescap in the U.K. and two Swiss money managers, Bank Sarasin and Julius Baer. All three stocks showed great performance based on robust cash inflows, strong fund performance and better-than-expected earnings. Van der Moolen, a Dutch equity market maker with seats on the New York Stock Exchange and major European exchanges, was an attractively priced stock that also performed well during the period. Another stock I should mention is Vivendi Environment, which was sold in an initial public offering by its parent company, Vivendi, S.A., in an effort to raise capital for its acquisition of Seagram. The IPO of Vivendi Environment was overlooked by many because investors were discouraged by recent corporate actions of the parent company. Still, I liked the fundamentals and bought a sizable position in this water services and waste management company in the offering. Later, when investors started looking for more defensive positions, Vivendi Environment was one of the places they came. The stock price subsequently appreciated by more than 25%.

Q. Which holdings were disappointments?

A. I mentioned earlier the poorer-than-expected results from DRAM manufacturers. Two companies that I owned in this sector were particularly hard hit - Samsung Electronics and Hyundai Electronics - both of them South Korean companies that overestimated demand for PCs and saw their pricing collapse in the late summer when PC demand slackened. There also were a number of companies in various other industry sectors that missed earnings estimates and were subsequently punished by the unforgiving markets. Two names that come to mind are ComputaCenter and Exact Holdings in the technology and software areas, respectively. I sold both of these positions during the period.

Annual Report

International Growth & Income
Fund Talk: The Manager's Overview - continued

Q. What's your near-term outlook, Bill? How will you approach managing the fund over the next six months?

A. My feeling is that the market's extreme pessimism is creating some excellent buying opportunities. I also believe that when we talk six to 12 months from now - after the election and assuming that interest rates start to ease off - stocks may well be higher. Meantime, since the fund is invested in equities, that's where I'll look for value. What I'm doing now is really focusing on good company names that I believe will continue to show growth. But I'm also very cognizant of valuations: There are some incredibly low-priced stocks out there. So I may start coming back to some of the technology-related names where valuations have fallen a great deal or it could be in another sector that's been sold off. The bottom line is that I'm looking to buy growth at a reasonable price, and wherever I can find it, that's where I'll go. The market has broadened out from where it has been. It's looking for new leadership, and I believe it's possible to make money in sectors that the markets have been ignoring of late.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: growth of capital and current income by investing mainly in foreign stocks

Fund number: 305

Trading symbol: FIGRX

Start date: December 31, 1986

Size: as of October 31, 2000, more than $1.2 billion

Manager: Bill Bower, since 1998; international equity analyst, 1996-1998; manager, Fidelity Select Construction & Housing Portfolio, 1994-1996; joined Fidelity in 1994

3

Bill Bower comments on seeking out long-term value in a turbulent market environment:

"It's said that when you are being mauled by a bear, the best thing to do is play dead and hope for the best. And just like I can't overpower or outrun a bear, I can't totally sidestep a financial market correction. My job is to be fully invested in equities and outperform the MSCI EAFE index. I constantly monitor the risk and reward of the fund's underlying equities so that if a correction occurs, I can still position the fund to perform relatively well versus the index. But the fund can't sidestep a market sell-off entirely unless I take greater risk - like trying to time the market - and that's not the way we manage money at Fidelity.

"During the markets' recent sell-off, some of the corrections in various names were so fast and furious, it became almost a panic situation. It was a real test of one's mettle not to get caught up in this frenzy, and I tried to be very careful not to overreact to the volatility because it's very easy to make bad, emotionally based investment decisions in this kind of environment, particularly on the sell-side.

"So what I've been trying to do is to step back and take the longer-term view. I try to assess which of the fund's individual holdings I think will be good names to own over the next 12 to 18 months, and for those stories that I like over the longer term, I'm likely to add to the names where I have a great deal of confidence in their fundamentals. On the other hand, in cases where I think a particular stock's story is done - where the valuation didn't make sense or where I don't see an upside even in the long term - then I'm very likely to exit that name.

"I try not to make dramatic restructuring moves in the portfolio because the liquidity and volatility in the equity markets right now is just too extreme. If all goes well, I expect to have a great deal less of the fund's assets invested in cash at the bottom of the market correction than it had at the start of it."

Annual Report

International Growth & Income

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2000
Japan	20.0%
United Kingdom	13.9%
United States of America	10.7%
France	9.3%
Netherlands	7.8%
Switzerland	6.9%
Canada	4.0%
Germany	3.6%
Spain	2.9%
Other	20.9%

As of April 30, 2000
Japan	21.6%
United Kingdom	15.9%
United States of America	9.8%
France	9.1%
Netherlands	5.9%
Germany	5.3%
Sweden	4.5%
Switzerland	3.9%
Finland	3.0%
Other	21.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	94.7	92.9
Bonds	0.3	0.3
Short-Term Investments and Net Other Assets	5.0	6.8
Top Ten Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Furukawa Electric Co. Ltd. (Japan, Electrical Equipment)	3.9	1.9
Vodafone Group PLC (United Kingdom, Cellular)	2.4	3.6
TotalFinaElf SA (France, Oil & Gas)	2.3	2.4
Nippon Telegraph & Telephone Corp. (Japan, Telephone Services)	1.7	0.0
Shell Transport & Trading Co. PLC (Reg.) (United Kingdom, Oil & Gas)	1.6	1.0
Nokia AB (Finland, Communications Equipment)	1.4	3.0
Sony Corp. (Japan, Consumer Electronics)	1.4	0.4
ING Groep NV (Certificaten Van Aandelen) (Netherlands, Insurance)	1.3	0.9
Vivendi SA (France, Water)	1.3	1.2
Nestle SA (Reg.) (Switzerland, Foods)	1.2	0.9
	18.5	15.3
Top Ten Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Finance	20.4	12.9
Technology	11.6	22.8
Utilities	11.0	16.2
Industrial Machinery & Equipment	9.8	7.7
Health	8.9	6.2
Energy	7.2	5.1
Media & Leisure	6.0	7.4
Durables	5.9	3.8
Nondurables	3.3	1.7
Retail & Wholesale	3.2	2.5

Annual Report

International Growth & Income

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 94.5%
	Shares	Value (Note 1)
Australia - 1.0%
Cochlear Ltd.	100,000	$ 1,409,607
News Corp. Ltd. sponsored ADR	177,500	7,632,500
Perpetual Trustees Australia Ltd.	187,800	3,360,335
TOTAL AUSTRALIA		12,402,442
Austria - 0.1%
Plaut AG	100,000	1,867,360
Belgium - 0.3%
Telindus Group NV	190,000	3,717,320
Brazil - 0.1%
Telesp Celular Participacoes SA ADR	42,900	1,356,713
Canada - 4.0%
Alberta Energy Co. Ltd.	97,700	3,609,606
BCE, Inc.	143,900	3,875,140
Bracknell Corp. (a)	583,800	3,987,862
C-Mac Industries, Inc. (a)	45,300	2,558,818
Canadian Crude Separators, Inc. (a)	329,800	1,104,749
Canadian Natural Resources Ltd. (a)	132,900	3,928,079
Celestica, Inc. (sub. vtg.) (a)	75,800	5,416,775
Cinar Films, Inc. Class B (ltd. vtg.) (a)	304,400	989,300
Ensign Resource Service Group, Inc.	210,200	5,660,558
Peak Energy Services Ltd. (a)	1,000,000	1,642,036
Precision Drilling Corp. (a)	137,700	3,938,808
Rio Alto Exploration Ltd. (a)	209,400	3,562,207
Royal Bank of Canada	73,400	2,328,552
Shaw Industries Ltd. Class A	110,000	1,054,844
Talisman Energy, Inc. (a)	122,900	3,870,644
Toronto Dominion Bank	74,300	2,047,215
TOTAL CANADA		49,575,193
Denmark - 1.0%
2M Invest AS (a)	132,000	2,138,444
Coloplast AS (B Shares)	56,300	2,505,006
Group 4 Falck AS	14,000	1,709,021
Novo-Nordisk AS Series B (a)	27,700	5,877,984
TOTAL DENMARK		12,230,455
Finland - 2.0%
Nokia AB	184,900	7,904,475
Nokia AB sponsored ADR	232,000	9,918,000
Sonera Corp.	56,000	1,233,951
TietoEnator Oyj (a)	42,857	818,814
UPM-Kymmene Corp.	175,000	4,953,809
TOTAL FINLAND		24,829,049
France - 9.3%
Alcatel SA sponsored ADR	99,000	6,175,125
AXA SA de CV	76,200	10,089,855
BNP Paribas SA	122,815	10,591,330
Castorama Dubois Investissements SA	17,500	3,559,018
Elior SA (a)	396,700	4,171,948
Integra SA (a)	575,000	4,660,973

	Shares	Value (Note 1)
NRJ Group (a)	108,035	$ 3,576,304
Riber SA (c)	116,000	2,479,243
Sanofi-Synthelabo SA	129,600	6,820,278
Suez Lyonnaise des Eaux (France)	26,100	3,983,232
Television Francaise 1 SA (a)	75,840	4,139,183
TotalFinaElf SA:
Class B	168,244	24,100,953
sponsored ADR	68,400	4,899,150
Vivendi Environment (a)	310,000	11,577,632
Vivendi SA	217,454	15,633,499
TOTAL FRANCE		116,457,723
Germany - 3.1%
Aachener & Muenchener Beteiligungs AG (AMB)	26,100	2,348,290
Altana AG	67,000	8,070,934
Consors Discount Broker AG (a)	20,000	1,646,672
Deutsche Bank AG	116,300	9,524,066
Hugo Boss AG	19,690	4,178,218
Siemens AG	88,400	11,258,840
Software AG	19,000	1,361,136
United Internet AG (a)	70,823	455,668
Wella AG	10,000	380,262
TOTAL GERMANY		39,224,086
Hong Kong - 2.8%
Cheung Kong Holdings Ltd.	274,000	3,030,604
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	187,700	5,748,313
Hutchison Whampoa Ltd.	595,100	7,383,469
Johnson Electric Holdings Ltd.	3,702,400	7,359,268
Legend Holdings Ltd.	5,000,000	4,231,881
Li & Fung Ltd.	2,640,000	4,908,982
Peak International Ltd. (a)	17,500	134,531
Yue Yuen Industrial Holdings Ltd.	1,224,000	2,268,135
TOTAL HONG KONG		35,065,183
India - 0.3%
Dr. Reddy's Laboratories Ltd.	33,800	1,011,511
Hughes Software Systems Ltd.	51,000	1,152,658
Infosys Technologies Ltd.	7,400	1,132,534
TOTAL INDIA		3,296,703
Ireland - 1.0%
Bank of Ireland, Inc.	819,300	6,314,430
Elan Corp. PLC sponsored ADR (a)	113,600	5,900,100
TOTAL IRELAND		12,214,530
Israel - 0.6%
Check Point Software Technologies Ltd. (a)	35,000	5,543,125
Teva Pharmaceutical Industries Ltd. ADR	42,800	2,530,550
TOTAL ISRAEL		8,073,675
Common Stocks - continued
	Shares	Value (Note 1)
Italy - 2.4%
Luxottica Group Spa sponsored ADR	475,000	$ 6,857,813
Olivetti Spa	4,050,116	12,327,730
Parmalat Finanziaria Spa	1,099,200	1,589,834
San Paolo IMI Spa	178,300	2,871,848
Telecom Italia Mobile Spa	418,800	3,563,661
Unicredito Italiano Spa	566,500	2,894,207
TOTAL ITALY		30,105,093
Japan - 20.0%
Aeon Credit Service Ltd.	97,700	5,480,011
Canon, Inc.	154,000	6,246,625
Crosswave Communications, Inc. ADR (a)	153,000	1,415,250
Daiwa Securities Group, Inc.	975,000	10,803,547
Dentsu Tec, Inc.	13,500	1,163,046
Fujitsu Ltd.	305,000	5,434,149
Furukawa Electric Co. Ltd.	1,854,000	48,767,116
Hitachi Chemical Co. Ltd.	136,000	3,415,269
Hitachi Zosen Corp. (a)	3,000,000	2,282,101
Hoya Corp.	59,000	4,877,463
JAFCO Co. Ltd.	8,000	850,518
Japan Medical Dynamic Marketing, Inc.	21,200	701,421
Kappa Create Co. Ltd.	48,000	1,561,727
Mitsui Engineering & Shipbuilding Co. (a)	3,000,000	3,051,966
Mitsumi Electric Co. Ltd.	57,000	1,880,671
NEC Corp.	419,000	7,987,536
Nichicon Corp.	235,000	4,197,736
Nikko Securities Co. Ltd.	1,239,000	10,696,893
Nippon Telegraph & Telephone Corp.	2,297	20,904,785
Nomura Securities Co. Ltd.	526,000	11,160,206
Omron Corp.	327,000	8,061,864
ORIX Corp.	31,300	3,284,621
Sanyo Electric Co. Ltd.	917,000	6,975,621
Secom Co. Ltd.	46,000	3,279,993
SKY Perfect Communications, Inc. (a)	111	204,482
Skylark Co. Ltd.	53,000	1,870,131
Softbank Corp.	25,000	1,500,779
Sony Corp.	210,000	17,430,000
Takeda Chemical Industries Ltd.	200,000	13,179,361
Tokai Corp.	300,000	1,990,652
Toko, Inc.	700,000	3,656,860
Tokyo Broadcasting System, Inc.	95,000	3,717,808
Tokyo Seimitsu Co. Ltd.	21,500	1,517,276
Tokyo Tomin Bank Ltd.	200,000	5,590,688
Toshiba Corp.	791,000	5,654,661
Toyoda Gosei Co. Ltd.	82,000	5,020,255
Toyota Motor Corp.	144,000	5,754,193
Union Tool Co. (a)	25,000	1,718,449
Yakult Honsha Co. Ltd.	161,000	1,835,615
Yamada Denki Co. Ltd.	30,000	2,639,538
Yokogawa Electric Corp.	397,000	3,114,582
TOTAL JAPAN		250,875,465

	Shares	Value (Note 1)
Korea (South) - 0.5%
Hyundai Electronics Industries Co. Ltd. (a)	361,100	$ 2,218,980
Samsung Electronics Co. Ltd.	32,727	4,099,866
TOTAL KOREA (SOUTH)		6,318,846
Luxembourg - 0.8%
RTL Group	20,725	1,794,321
Societe Europeen Des Satellite unit	14,000	1,865,662
Stolt Offshore SA (a)	496,770	5,930,192
TOTAL LUXEMBOURG		9,590,175
Marshall Islands - 0.3%
Teekay Shipping Corp.	107,900	4,032,763
Mexico - 2.3%
Grupo Radio Centro SA de CV sponsored ADR	297,600	2,845,800
Grupo Televisa SA de CV sponsored GDR	74,200	4,016,075
Telefonos de Mexico SA de CV Series L sponsored ADR	135,000	7,281,563
Tubos de Acero de Mexico SA sponsored ADR	100,000	1,521,000
TV Azteca SA de CV sponsored ADR	1,009,900	12,623,750
TOTAL MEXICO		28,288,188
Netherlands - 7.8%
ABN AMRO Holding NV	200,900	4,655,303
Akzo Nobel NV	111,500	5,077,500
Draka Holding NV	120,919	7,076,755
Fugro NV	60,300	3,554,634
Gucci Group NV (NY Shares)	50,000	4,887,500
Hunter Douglas NV	100,000	2,868,944
ICT Automatisering NV	26,200	967,377
ING Groep NV (Certificaten Van Aandelen)	234,222	16,087,514
Koninklijke Ahold NV	464,527	13,496,564
Koninklijke Philips Electronics NV sponsored ADR New	314,595	12,564,138
Numico NV	111,000	5,191,346
Nutreco Holding NV	118,800	5,122,542
Unit 4 NV (a)	100,300	4,129,030
United Pan-Europe Communications NV Class A (a)	34,900	611,717
Van der Moolen Holding NV	100,000	8,084,820
VNU NV	62,700	2,972,324
TOTAL NETHERLANDS		97,348,008
Norway - 1.3%
DNB Holding ASA	1,014,700	4,400,819
Eltek ASA	62,600	2,351,205
Frontline Ltd. (a)	381,900	6,288,280
Opticom ASA (a)	9,400	1,596,341
VMETRO ASA	137,200	1,594,662
TOTAL NORWAY		16,231,307
Common Stocks - continued
	Shares	Value (Note 1)
Singapore - 0.9%
Chartered Semiconductor Manufacturing Ltd. ADR	60,000	$ 2,790,000
Datacraft Asia Ltd.	462,000	3,164,700
Oversea-Chinese Banking Corp. Ltd.	136,500	871,359
Overseas Union Bank Ltd.	494,959	2,397,920
United Overseas Bank Ltd.	285,168	2,112,958
TOTAL SINGAPORE		11,336,937
South Africa - 0.5%
Impala Platinum Holdings Ltd.	135,500	5,807,143
Spain - 2.9%
Banco Santander Central Hispano SA	866,560	8,399,823
Cortefiel SA	392,900	7,053,388
NH Hoteles SA	204,750	2,311,431
Telefonica SA (a)	587,812	11,211,066
Telefonica SA sponsored ADR	103,265	5,982,916
Transportes Azkar SA	331,248	2,024,376
TOTAL SPAIN		36,983,000
Sweden - 2.0%
Adcore AB (a)	409,500	1,683,550
Eniro AB (a)	22,100	207,802
Nobel Biocare AB	136,700	3,076,673
Securitas AB (B Shares)	293,500	6,253,426
Svenska Handelsbanken AB (A Shares)	211,600	3,323,117
Telefonaktiebolaget LM Ericsson (B Shares)	480,600	6,668,325
TV 4 AB (A Shares)	122,600	3,728,158
TOTAL SWEDEN		24,941,051
Switzerland - 6.9%
Bank Sarasin & Compagnie Series B (Reg.)	2,281	7,360,111
Credit Suisse Group (Reg.)	64,100	12,017,636
Julius Baer Holding AG	1,236	6,119,833
Nestle SA (Reg.)	7,276	15,078,220
Swiss Reinsurance Co. (Reg.)	4,116	8,117,508
Tecan Group AG	6,200	6,657,024
The Swatch Group AG:
(Bearer)	1,081	1,431,310
(Reg.)	45,600	12,405,229
Valora Holding AG	18,800	3,822,754
Zurich Financial Services Group AG	27,471	13,296,117
TOTAL SWITZERLAND		86,305,742
Taiwan - 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	2,163,960	6,565,575
United Microelectronics Corp. (a)	1,361,200	2,402,118
TOTAL TAIWAN		8,967,693
United Kingdom - 13.9%
Amvescap PLC	460,800	10,287,535

	Shares	Value (Note 1)
Ashtead Group PLC	1,727,100	$ 2,954,457
BBA Group PLC	1,211,700	6,648,737
BP Amoco PLC	1,430,174	12,141,588
British Telecommunications PLC	480,000	5,711,997
Carlton Communications PLC	698,500	5,620,016
Enterprise Inns PLC	400,000	1,907,805
Geest PLC	245,700	1,941,243
Glaxo Wellcome PLC	221,200	6,435,538
Granada Compass PLC (a)	309,351	2,663,889
Iceland Group PLC	1,137,000	5,398,212
International Quantum Epitaxy PLC (a)	200,000	1,185,855
Jazztel PLC sponsored ADR	70,000	1,238,125
Lloyds TSB Group PLC	933,000	9,495,042
Reuters Group PLC	400,000	7,858,331
Royal & Sun Alliance Insurance Group PLC	769,300	5,470,322
Royal Bank of Scotland Group PLC	620,550	13,916,987
Safeway PLC	314,100	1,304,580
Scottish Radio Holdings PLC	200,000	3,580,759
Shell Transport & Trading Co. PLC (Reg.)	2,380,500	19,515,156
SmithKline Beecham PLC	472,300	6,157,611
SSL International PLC	661,900	7,700,440
United News & Media PLC	137,200	1,715,502
Vodafone Group PLC	7,063,181	30,062,641
Williams PLC Class L	801,100	3,832,470
TOTAL UNITED KINGDOM		174,744,838
United States of America - 5.7%
AES Corp. (a)	100,000	5,650,000
AFLAC, Inc.	140,900	10,294,506
Armstrong Holdings, Inc.	100,000	287,500
Avon Products, Inc.	75,000	3,637,500
Bristol-Myers Squibb Co.	120,000	7,312,500
DENTSPLY International, Inc.	100,000	3,468,750
FMC Corp. (a)	50,000	3,800,000
Pfizer, Inc.	192,500	8,313,594
Schering-Plough Corp.	172,000	8,890,250
Synthes-Stratec, Inc. (c)	5,466	3,482,594
TeraBeam Networks (d)	4,400	16,500
Trikon Technologies, Inc. (a)	230,900	3,795,419
VoiceStream Wireless Corp. (a)	100,000	13,150,000
TOTAL UNITED STATES OF AMERICA		72,099,113
TOTAL COMMON STOCKS (Cost $1,013,778,936)		1,184,285,794
Nonconvertible Preferred Stocks - 0.2%

Germany - 0.2%
ProSieben Sat.1 Media AG (a) (Cost $2,850,778)	80,000	2,519,238
Nonconvertible Bonds - 0.3%
Moody's Ratings (unaudited)			Principal Amount (e)	Value (Note 1)
Germany - 0.3%
Brokat AG euro 11.5% 3/31/10 (Cost $4,822,250)	B2	EUR	5,000,000	$ 3,781,404
Cash Equivalents - 9.1%
	Shares
Fidelity Cash Central Fund, 6.61% (b)	76,049,178	76,049,178
Fidelity Securities Lending Cash Central Fund, 6.66% (b)	37,413,339	37,413,339
TOTAL CASH EQUIVALENTS (Cost $113,462,517)		113,462,517
TOTAL INVESTMENT PORTFOLIO - 104.1% (Cost $1,134,914,481)		1,304,048,953
NET OTHER ASSETS - (4.1)%		(51,465,120)
NET ASSETS - 100%		$ 1,252,583,833
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,961,837 or 0.5% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
TeraBeam Networks	4/7/00	$ 16,500
(e) Principal amount is stated in United States dollars unless otherwise noted.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,428,526,646 and $1,321,923,242, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $40,013 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $40,120,404. The fund received cash collateral of $37,413,339 which was invested in cash equivalents and U.S. Treasury Obligations valued at $5,221,890. Cash collateral includes $1,190,000 received for unsettled security loans.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $16,500 or 0% of net assets.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $5,794,000. The weighted average interest rate was 7.1%.

Income Tax Information

At October 31, 2000, the aggregate cost of investment securities for income tax purposes was $1,137,134,514. Net unrealized appreciation aggregated $166,914,439, of which $262,261,978 related to appreciated investment securities and $95,347,539 related to depreciated investment securities.

The fund hereby designates approximately $71,309,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

International Growth & Income

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (cost $1,134,914,481) - See accompanying schedule		$ 1,304,048,953
Receivable for investments sold		3,912,293
Receivable for fund shares sold		2,482,672
Dividends receivable		1,584,078
Interest receivable		540,845
Redemption fees receivable		125
Other receivables		27,653
Total assets		1,312,596,619
Liabilities
Payable for investments purchased	$ 15,890,214
Payable for fund shares redeemed	5,417,398
Accrued management fee	774,676
Other payables and accrued expenses	517,159
Collateral on securities loaned, at value	37,413,339
Total liabilities		60,012,786
Net Assets		$ 1,252,583,833
Net Assets consist of:
Paid in capital		$ 934,262,905
Undistributed net investment income		20,921,855
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		128,364,803
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		169,034,270
Net Assets, for 46,910,086 shares outstanding		$ 1,252,583,833
Net Asset Value, offering price and redemption price per share ($1,252,583,833 ÷ 46,910,086 shares)		$26.70

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 16,402,863
Special dividend from BCE, Inc.		3,340,426
Interest		4,739,988
Security lending		455,050
		24,938,327
Less foreign taxes withheld		(1,908,193)
Total income		23,030,134
Expenses
Management fee	$ 9,963,674
Transfer agent fees	3,315,398
Accounting and security lending fees	688,252
Non-interested trustees' compensation	5,665
Custodian fees and expenses	608,212
Registration fees	94,320
Audit	54,725
Legal	23,196
Interest	1,137
Miscellaneous	6,433
Total expenses before reductions	14,761,012
Expense reductions	(318,541)	14,442,471
Net investment income		8,587,663
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	150,136,824
Foreign currency transactions	(1,000,561)	149,136,263
Change in net unrealized appreciation (depreciation) on:
Investment securities	(61,410,245)
Assets and liabilities in foreign currencies	80,159	(61,330,086)
Net gain (loss)		87,806,177
Net increase (decrease) in net assets resulting from operations		$ 96,393,840
Other Information
Deferred sales charges withheld by FDC		$ 4,266
Expense reductions
Directed brokerage arrangements		$ 209,419
Custodian credits		3,997
Transfer agent credits		105,125
		$ 318,541

See accompanying notes which are an integral part of the financial statements.

Annual Report

International Growth & Income
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2000	Year ended October 31, 1999
Operations Net investment income	$ 8,587,663	$ 6,176,575
Net realized gain (loss)	149,136,263	93,532,876
Change in net unrealized appreciation (depreciation)	(61,330,086)	185,705,690
Net increase (decrease) in net assets resulting from operations	96,393,840	285,415,141
Distributions to shareholders From net investment income	(14,140,690)	(3,606,738)
From net realized gain	(64,276,865)	(25,246,859)
Total distributions	(78,417,555)	(28,853,597)
Share transactions Net proceeds from sales of shares	1,130,305,448	1,147,448,319
Reinvestment of distributions	75,636,074	27,912,115
Cost of shares redeemed	(1,051,490,302)	(1,169,631,401)
Net increase (decrease) in net assets resulting from share transactions	154,451,220	5,729,033
Redemption fees	100,992	-
Total increase (decrease) in net assets	172,528,497	262,290,577
Net Assets
Beginning of period	1,080,055,336	817,764,759
End of period (including undistributed net investment income of $20,921,855 and $12,563,275, respectively)	$ 1,252,583,833	$ 1,080,055,336
Other Information Shares
Sold	38,897,822	51,495,526
Issued in reinvestment of distributions	2,801,337	1,401,210
Redeemed	(36,304,525)	(52,786,044)
Net increase (decrease)	5,394,634	110,692

Financial Highlights

Years ended October 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 26.02	$ 19.75	$ 20.88	$ 19.09	$ 17.83
Income from Investment Operations
Net investment income	.18 B, E	.15 B	.34 B	.48 B, C	.54
Net realized and unrealized gain (loss)	2.33	6.84	(.22)	1.97	1.32
Total from investment operations	2.51	6.99	.12	2.45	1.86
Less Distributions
From net investment income	(.33)	(.09)	(.37)	(.29)	(.60)
From net realized gain	(1.50)	(.63)	(.88)	(.37)	-
Total distributions	(1.83)	(.72)	(1.25)	(.66)	(.60)
Net asset value, end of period	$ 26.70	$ 26.02	$ 19.75	$ 20.88	$ 19.09
Total Return A	9.57%	36.51%	.55%	13.17%	10.66%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,252,584	$ 1,080,055	$ 817,765	$ 1,067,169	$ 1,007,076
Ratio of expenses to average net assets	1.07%	1.13%	1.17%	1.17%	1.16%
Ratio of expenses to average net assets after expense reductions	1.05% D	1.10% D	1.13% D	1.15% D	1.14% D
Ratio of net investment income to average net assets	.63%	.69%	1.62%	2.33%	2.76%
Portfolio turnover rate	104%	94%	143%	70%	95%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.05 per share.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

E Investment income per share reflects a special dividend (from BCE, Inc.) which amounted to $.07 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Diversified International
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Diversified International	12.20%	120.93%	198.16%
MSCI EAFE	-2.72%	52.63%	103.98%
International Funds Average	2.70%	62.88%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on December 27, 1991. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 2000, the index included over 841 equity securities of companies domiciled in 20 countries. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 666 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Diversified International	12.20%	17.18%	13.14%
MSCI EAFE	-2.72%	8.82%	8.39%
International Funds Average	2.70%	9.93%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Diversified International Fund on December 27, 1991, when the fund started. As the chart shows, by October 31, 2000, the value of the investment would have grown to $29,816 - a 198.16% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,398 - a 103.98% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Diversified International
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Greg Fraser, Portfolio
Manager of Fidelity Diversified International Fund

Q. How did the fund perform, Greg?

A. For the 12-month period that ended October 31, 2000, the fund returned 12.20%. For the same period, the capitalization-weighted Morgan Stanley Capital International EAFE Index - a broad measure of stock performance in Europe, Australasia and the Far East - fell 2.72%. The fund also compares its performance against the Lipper Inc. international funds average, which was up 2.70% during the past 12 months.

Q. The fund significantly outperformed its index and Lipper peer group during the past year. What factors contributed to this strong relative performance?

A. Our underweighted position in Japan and favorable stock selection within the Japanese markets made the largest contribution to the fund's strong performance relative to the index. Despite a sell-off in Japanese technology and telecommunications stocks that began in the second quarter of 2000, the strong relative performance of our holdings in those sectors helped the fund. For example, rising demand from telecommunications companies eager to build out optical networks boosted the performance of Furukawa Electric. Additionally, our out-of-benchmark stake in Canadian stocks proved beneficial, as did our stock selection in the financial services and energy industries. Compared to its Lipper peers, I probably reduced the fund's weightings in the technology and telecommunications sectors more quickly and aggressively than other funds - a move that enhanced relative performance as those areas were battered throughout the summer.

Q. Can you describe the international market environment during the period?

A. During the first half of the period, the fund had the wind at its back due to strong economic growth in many countries and improving corporate earnings. That positive environment was altered significantly during the past six months, as a couple of key factors put heavy downward pressure on the prices of international equities. First, a rising interest-rate environment worldwide - particularly in European countries - contributed to slowing demand for products and services and began to hurt corporate profits. Specifically, there were growing concerns about slowing demand for certain technology products, such as personal computers and semiconductors, which hurt stocks in the sector. Meanwhile, an increase in energy prices to near historically high levels was seen as a detriment to the economies in many countries such as South Korea, which imports nearly 100% of its oil.

Q. Why did the net asset value (NAV) of the fund's shares fall during the past six months?

A. As I mentioned, securities markets around the world declined during the second half of the period. When prices in most of the markets are falling, this fund is very likely to lose value as well. While the fund's performance was strong on a relative basis, it is important to understand that there are risks associated with international equity investing. Individual investors can lose a percentage of their assets if they are too aggressive. I believe many investors may have unrealistic performance expectations as a result of the strong fund returns generated by the U.S. equity markets during the past few years, which have been much higher than historical norms.

Q. Could you highlight some of the fund's more important individual contributors?

A. Sure. In the consumer products industry, diversified companies such as Diageo and Nestle performed well as investors retreated from the technology sector. Most pharmaceutical companies did reasonably well during the period, including fund holdings Smithkline Beecham and Glaxo Wellcome. Additionally, energy companies, such as European holdings TotalFinaElf and Eni, as well as Canadian Natural Resources and Alberta Energy in Canada, did well given the growing demand for oil and the shortage of supply, which moved prices sharply higher.

Q. Which stocks disappointed?

A. There were several disappointments in the telecommunications sector, which suffered from global pricing pressures, higher-than-expected licensing costs for the next generation of wireless communications, called 3G, and slowing economic growth worldwide. Among these detractors were Nippon Telegraph, Vodafone Group, NTT DoCoMo, DDI and China Mobile. Additionally, Japanese electronics manufacturer Hikari Tsushin and United Internet were hurt by the global correction in Internet-related stocks. I sold the fund's holdings in both Hikari Tsushin and DDI during the period.

Q. Did the weakening of the European currency have any effect on fund performance?

A. It did. Since the fund generally does not hedge foreign currency exposure, currency movements will be reflected in the fund's share price. A drop in the value of the euro will generally affect the fund in two ways. First, there is an immediate currency translation impact. Shares of companies owned by the fund that are priced in euros will be worth fewer dollars if the euro is weak - assuming the share price as measured in euros stayed the same - a scenario that hurt fund performance this period. However, there is a silver lining in the cloud of weak currencies. For companies that export a large percentage of their products, a weak local currency can increase export competitiveness, leading to increases in expected earnings. As a result, the longer-term business impact of a weak euro can, in some cases, offset the immediate negative impact of currency translation - at least for companies heavily involved in exports.

Annual Report

Diversified International
Fund Talk: The Manager's Overview - continued

Q. Greg, what is your outlook for the fund?

A. After the sharp decline of telecommunications and technology stocks during the past six months, there haven't been any areas of the market that have demonstrated clear leadership. Nevertheless, I will continue to look for reasonably valued stocks with improving fundamentals. I have increasing concerns about the funding environment for emerging companies. Many newer companies appear to have substantial capital needs and, if those needs become too difficult or too expensive to meet, the equities of those companies could fall dramatically in value. In this environment, shareholders should expect that companies with strong balance sheets and those that have demonstrated an ability to generate good cash flow could become a larger part of the portfolio.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term growth by investing primarily in foreign equity securities that are determined, mainly through both quantitative and fundamental analysis, to be undervalued compared to others in their industries and countries

Fund number: 325

Trading symbol: FDIVX

Start date: December 27, 1991

Size: as of October 31, 2000, more than $6.2 billion

Manager: Greg Fraser, since 1991; manager, Fidelity Select Environmental Services Portfolio, 1991; Fidelity Select Defense and Aerospace Portfolio, 1989-1990; joined Fidelity in 1986

3

Greg Fraser discusses the possibility of a global bear market:

"The returns of U.S. equities during the past few years have not been normal by historical standards. The broader U.S. markets have been typified by substantially higher-than-average returns, as well as spectacular returns among some specific sectors, such as technology - until March of 2000. Additionally, many investors who participated in initial public offerings (IPOs) for the first time experienced tremendous results. Because of this positive experience and through media influence, investors have been taught to buy more stocks on every dip in the market.

"It is important, therefore, to recognize that we might now either be in a global bear market - a period of generally decreasing stock prices - or we soon could be in one. It's one thing to stay the course when equities quickly recover; it's quite another to actually stay the course if one's monthly statements show greater losses month after month. Investors need to recognize that they could potentially lose a substantial percentage of their investment portfolio during bear markets - even in well-managed international equity funds. In these difficult periods, it is debatable how much international diversification can benefit investors. History has shown that truly global bear markets leave few stocks unscathed.

"While I'm not certain whether or not we're in a bear market yet, shareholders should re-examine their portfolio allocations, making sure they don't have short-term investment money overexposed to these risks. Meanwhile, there is some evidence that for periods of 10 years and longer, investing in an appropriate percentage of international equities can provide an added layer of diversification that could enhance portfolio performance. Further, international equities have been shown to deliver superior returns to bonds or money market investments over the long term. If it turns out we are in a bear market, there could still be some very profitable investments to be made. Going forward, I'll strive to ensure that Diversified International Fund gets more than its share of these opportunities."

Annual Report

Diversified International

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2000
Japan	14.7%
United Kingdom	12.0%
United States of America	9.6%
Canada	9.1%
Switzerland	8.4%
France	7.4%
Germany	7.0%
Netherlands	6.5%
Sweden	3.3%
Other	22.0%

As of April 30, 2000
Japan	21.4%
United Kingdom	10.4%
France	8.2%
United States of America	7.7%
Switzerland	7.6%
Germany	7.3%
Netherlands	5.6%
Sweden	4.2%
Canada	4.1%
Other	23.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	91.1	93.0
Bonds	0.1	0.3
Short-Term Investments and Net Other Assets	8.8	6.7
Top Ten Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Furukawa Electric Co. Ltd. (Japan, Electrical Equipment)	1.7	1.5
Nippon Telegraph & Telephone Corp. (Japan, Telephone Services)	1.6	2.0
Shell Transport & Trading Co. PLC (Reg.) (United Kingdom, Oil & Gas)	1.6	1.1
Nokia AB (Finland, Communications Equipment)	1.6	2.2
TotalFinaElf SA (France, Oil & Gas)	1.5	2.0
Vodafone Group PLC (United Kingdom, Cellular)	1.5	2.0
Nestle SA (Reg.) (Switzerland, Foods)	1.3	0.9
ING Groep NV (Certificaten Van Aandelen) (Netherlands, Insurance)	1.1	1.0
Telefonica SA (Spain, Telephone Services)	0.9	1.1
BP Amoco PLC (United Kingdom, Oil & Gas)	0.9	0.9
	13.7	14.7
Top Ten Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Finance	20.0	11.5
Utilities	9.6	17.3
Technology	9.4	13.4
Health	8.8	6.6
Energy	8.1	8.0
Industrial Machinery & Equipment	5.4	6.8
Basic Industries	5.4	5.9
Durables	4.8	5.9
Nondurables	4.7	3.2
Media & Leisure	3.6	4.8

Annual Report

Diversified International

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 88.1%
	Shares	Value (Note 1)
Australia - 2.2%
Australian Gas Light Co.	860,000	$ 5,200,647
Australian Stock Exchange Ltd.	365,100	2,239,001
AXA Asia Pacific Holdings Ltd.	3,330,000	4,971,126
BHP Ltd.	600,000	5,836,083
BMCMedia.com Ltd. (a)	3,792,000	542,412
Cable & Wireless Optus Ltd. (a)	3,000,000	6,375,999
Commonwealth Bank of Australia	1,600,000	23,892,778
E*TRADE Australia Ltd. (a)	1,200,000	1,248,360
F. H. Faulding & Co. Ltd.	812,672	4,311,656
ISIS Communications Ltd. (a)(c)	4,999,939	767,212
John Fairfax Holdings Ltd.	1,500,000	3,417,385
National Australia Bank Ltd.	600,000	8,364,012
News Corp. Ltd. sponsored ADR (preferred ltd. vtg.)	875,000	31,664,063
Orbital Engine Co. Ltd. sponsored ADR (a)	50,000	440,625
Securenet Ltd. (a)	2,000,000	8,686,505
Westpac Banking Corp.	1,100,000	7,537,702
WMC Ltd.	6,500,000	24,934,691
TOTAL AUSTRALIA		140,430,257
Austria - 0.2%
Bank Austria AG	100,000	5,411,100
Flughafen Wien AG	50,000	1,824,496
RHI AG	237,000	5,029,140
TOTAL AUSTRIA		12,264,736
Belgium - 0.2%
Telindus Group NV	750,000	14,673,630
Telindus Group NV (strip VVPR) (a)	11,111	94
TOTAL BELGIUM		14,673,724
Bermuda - 0.6%
ACE Ltd.	125,000	4,906,250
Aquarius Platinum Ltd. (a)	1,380,500	5,744,537
Asia Global Crossing Ltd. Class A	700,000	4,900,000
Global Crossing Ltd. (a)	250,000	5,906,250
Knightsbridge Tankers Ltd.	314,400	6,779,250
RenaissanceRe Holdings Ltd.	100,000	7,256,250
TOTAL BERMUDA		35,492,537
Brazil - 0.3%
Banco Itau SA	70,000,000	5,471,053
Companhia de Bebidas das Americas (AmBev):
warrants 4/30/03 (a)	188,529	39,690
sponsored ADR	25,000	564,063
Telebras sponsored ADR (pfd holder)	125,000	9,156,250
Telecomunicacoes de Sao Paulo SA sponsored ADR	50,000	712,500
TOTAL BRAZIL		15,943,556
Canada - 8.9%
Alberta Energy Co. Ltd.	750,000	27,709,360
Bank of Montreal	350,000	16,206,897

	Shares	Value (Note 1)
Bank of Nova Scotia	1,000,000	$ 28,571,429
Barrick Gold Corp.	250,000	3,325,123
BCE, Inc.	1,600,000	43,087,028
Canada Life Financial Corp.	350,000	8,183,908
Canadian Imperial Bank of Commerce	1,050,000	33,379,310
Canadian National Railway Co.	700,000	22,068,966
Canadian Natural Resources Ltd. (a)	900,000	26,600,985
Canadian Pacific Ltd.	1,550,000	45,049,261
Celestica, Inc. (sub. vtg.) (a)	250,000	17,865,353
COM DEV International Ltd. (a)	200,000	2,266,010
Encal Energy Ltd. (a)	100,000	607,553
Fairfax Financial Holdings Ltd. (a)	175,000	23,333,333
Fletcher Challenge Canada Ltd.	2,300,000	24,170,772
Gulf Canada Resources Ltd. (a)	2,300,000	9,894,910
Harrowston, Inc. Class A (a)(c)	1,352,800	3,776,289
Industrial Alliance Life Insurance Co. (a)	100,000	2,216,749
Manulife Financial Corp.	100,000	2,600,985
Marsulex, Inc. (a)	160,000	320,525
Metro, Inc. Class A	285,300	3,897,695
National Bank of Canada	600,000	9,832,512
Noranda, Inc.	350,000	3,436,782
Nortel Networks Corp.	200,000	9,100,000
Onex Corp.	500,000	7,947,455
OZ Optics Ltd. unit (f)	102,000	1,504,500
Pancanadian Petroleum Ltd.	254,000	5,922,496
Petro-Canada	1,000,000	21,018,062
Placer Dome, Inc.	300,000	2,492,611
Power Corp. of Canada	550,000	12,463,054
Research in Motion Ltd. (a)	50,000	4,991,790
Rio Alto Exploration Ltd. (a)	300,000	5,103,448
Royal Bank of Canada	1,050,000	33,310,345
Sun Life Financial Services Canada, Inc.	1,000,000	20,689,655
Suncor Energy, Inc.	1,050,000	20,517,241
Talisman Energy, Inc. (a)	300,000	9,448,276
TimberWest Forest Corp. unit	1,300,000	9,008,210
Toronto Dominion Bank	1,300,000	35,819,376
Trizec Hahn Corp. (sub. vtg.) (a)	200,000	3,001,642
TOTAL CANADA		560,739,896
Denmark - 1.6%
Danske Bank AS	50,000	7,244,517
GN Store Nordic AS	1,150,000	22,303,984
Group 4 Falck AS	125,000	15,259,120
NKT Holding AS	25,000	5,918,257
Novo-Nordisk AS Series B (a)	225,000	47,745,358
RTX Telecom AS	52,183	2,202,756
TK Development AS	28,790	952,523
TOTAL DENMARK		101,626,515
Finland - 2.9%
Elisa Communications Corp. (A Shares)	304,300	8,446,078
F-Secure Oyj (a)	100,000	568,696
Fortum Oyj	500,000	1,655,160
KCI Konecranes	200,000	4,666,702
Common Stocks - continued
	Shares	Value (Note 1)
Finland - continued
Kone Corp.	100,000	$ 5,856,720
Metsa Tissue Oyj	701,000	7,140,106
Metsa-Serla Oyj (B Shares)	500,000	3,140,560
Metso Oyj	600,000	4,583,520
Nokia AB sponsored ADR	2,300,000	98,325,000
Sampo Insurance Co. Ltd. (A Shares)	850,000	34,631,040
Sanoma-WSOY Oyj (B Shares)	181,800	2,484,421
Sonera Corp.	200,000	4,406,970
UPM-Kymmene Corp.	250,000	7,076,870
TOTAL FINLAND		182,981,843
France - 7.2%
Aventis SA (France)	500,000	36,031,250
AXA SA de CV	250,000	33,103,200
BNP Paribas SA	400,000	34,495,232
Carbone Lorraine Group	202,600	8,649,934
Castorama Dubois Investissements SA	50,000	10,168,624
Christian Dior SA	560,000	28,472,147
CNP Assurances	550,000	17,081,676
Compagnie de St. Gobain	25,000	3,308,198
Compagnie Generale d'Industrie et de Participations (CGIP)	100,000	4,193,072
Compagnie Generale de Geophysique SA sponsored ADR (a)	147,367	1,768,404
Eurafrance (Societe)	28,350	17,048,976
Eurotunnel SA unit (a)	1,000,000	908,216
France Telecom SA	350,000	36,600,256
HighWave Optical Technologies	50,000	7,634,956
Isis SA	75,000	5,156,460
L'Oreal SA (a)	40,000	3,055,680
Louis Vuitton Moet Hennessy (LVMH)	100,000	7,299,680
Remy Cointreau SA	60,000	2,006,563
Remy Cointreau SA (RFD) (a)	1,424	47,622
Riber SA (d)	300,000	6,411,835
Sanofi-Synthelabo SA	500,000	26,312,800
Schneider Electric SA	50,000	3,257,270
Silicon On Insulator TEChnologies SA (SOITEC) (a)	200,000	4,532,592
Societe Generale Class A (a)	400,000	22,713,888
TotalFinaElf SA:
Class B	300,000	42,974,999
sponsored ADR	725,000	51,928,125
UBI Soft Entertainment (a)	8,356	360,303
Vivendi Environment (a)	500,000	18,673,600
Vivendi SA	200,000	14,378,672
Wavecom SA sponsored ADR (a)	25,000	2,175,000
TOTAL FRANCE		450,749,230
Germany - 6.5%
Aachener & Muenchener Beteiligungs AG (AMB)	50,000	4,498,640
ACG AG	35,311	1,858,263
Aixtron AG	2,086	286,483

	Shares	Value (Note 1)
Allianz AG (Reg.)	80,000	$ 27,131,043
Altana AG	265,000	31,922,349
Axel Springer Verlag	6,400	5,160,704
Bayer AG	690,000	29,957,123
Bayerische Motoren Werke AG (BMW)	50,000	1,656,009
Beiersdorf AG	125,000	11,989,300
Buderus AG	400,000	7,581,482
Cybio AG	60,000	7,229,230
Deutsche Bank AG	400,000	32,756,890
Deutsche Lufthansa AG (Reg.)	600,000	11,713,440
Deutsche Telekom AG	600,000	22,535,640
DIS Deutscher Industrie Service AG (a)	450,000	18,811,530
E.On AG	200,000	10,165,229
Epcos AG	50,000	3,790,741
ERGO Versicherungs Gruppe AG	50,000	6,917,720
Fresenius Medical Care AG sponsored ADR	500,000	13,312,500
Hannover Rueckversicherungs AG	110,000	9,252,769
Heidelberger Druckmaschinen AG	350,000	18,493,230
Infineon Technologies AG sponsored ADR (a)	100,000	4,287,500
Lion Bioscience AG sponsored ADR	25,000	1,926,563
Muenchener Ruckversicherungs-Gesellschaft AG (Reg.)	25,000	7,862,010
Pfeiffer Vacuum Technology AG	75,000	2,960,190
Schering AG (a)	625,000	35,013,000
SGL Carbon AG (a)	200,000	12,224,418
Siemens AG	170,000	21,651,615
Stinnes AG	400,000	9,472,608
Suess MicroTec AG (a)	100,000	2,818,016
Techem AG	765,650	18,814,134
United Internet AG (a)	352,834	2,270,100
WEB.DE AG	200,000	3,106,608
Wella AG	154,600	5,878,857
Winkler & Dunnebier AG	160,000	2,009,958
TOTAL GERMANY		407,315,892
Hong Kong - 1.0%
Asat Holdings Ltd. sponsored ADR	385,000	2,550,625
Cathay Pacific Airways Ltd.	1,000,000	1,814,579
China Mobile Ltd. (a)	1,800,000	11,024,999
China Mobile Ltd. sponsored ADR (a)	1,250,000	38,281,250
Hutchison Whampoa Ltd.	550,000	6,823,909
Techpacific.com Ltd.	2,000,000	74,379
TOTAL HONG KONG		60,569,741
Indonesia - 0.0%
Gulf Indonesia Resources Ltd. (a)	50,000	543,750
Ireland - 0.9%
Allied Irish Banks PLC	500,000	5,092,800
Anglo-Irish Bank Corp. PLC	2,000,000	4,639,040
Bank of Ireland, Inc.	1,000,000	7,707,104
Elan Corp. PLC sponsored ADR (a)	275,000	14,282,813
Common Stocks - continued
	Shares	Value (Note 1)
Ireland - continued
Independent Newspapers PLC (Ireland)	2,000,000	$ 6,196,240
Irish Life & Permanent PLC	1,100,000	11,026,761
Ryanair Holdings PLC sponsored ADR (a)	200,000	8,062,500
TOTAL IRELAND		57,007,258
Israel - 0.3%
AudioCodes Ltd. (a)	75,000	2,967,188
BackWeb Technologies Ltd. (a)	50,000	446,875
BATM Advanced Communications Ltd.	50,000	371,848
Lanoptics Ltd. (a)	50,000	1,181,250
Teva Pharmaceutical Industries Ltd. ADR	250,000	14,781,250
TOTAL ISRAEL		19,748,411
Italy - 2.1%
Alleanza Assicurazioni Spa	200,000	2,642,484
Assicurazioni Generali Spa	148,000	4,870,380
De Rigo Spa ADR (a)	100,000	818,750
Ducati Motor Holding Spa (a)	4,000,000	8,640,784
Enel Spa	200,000	740,323
Eni Spa sponsored ADR	800,000	43,300,000
Finmeccanica Spa (a)	10,000,000	11,467,288
Industrie Natuzzi Spa ADR	100,000	1,187,500
Luxottica Group Spa sponsored ADR	450,000	6,496,875
SAES Getters Spa sponsored ADR	300,000	2,700,000
San Paolo IMI Spa	400,000	6,442,732
Telecom Italia Mobile Spa	1,200,000	10,211,064
Telecom Italia Spa	1,500,000	17,624,997
Unicredito Italiano Spa	3,500,000	17,881,245
TOTAL ITALY		135,024,422
Japan - 14.7%
Advantest Corp.	50,000	6,520,942
Air Liquide Japan Ltd.	200,000	949,501
Anritsu Corp.	400,000	8,798,460
Canon, Inc. ADR	178,000	7,220,125
Citizen Watch Co. Ltd.	1,000,000	9,815,782
Daiichi Pharmaceutical Co. Ltd.	200,000	5,682,339
Dainippon Pharmaceutical Co.	200,000	2,564,385
Fanuc Ltd.	75,000	6,736,321
Fuji Coca-Cola Bottling Co. Ltd.	489,000	3,831,867
Fuji Heavy Industries Ltd.	1,000,000	6,965,448
Fuji Photo Film Co. Ltd.	150,000	5,567,776
Fujikura Ltd.	800,000	7,053,432
Fujisawa Pharmaceutical Co. Ltd.	300,000	9,430,850
Fujitsu Ltd.	800,000	14,253,506
Furukawa Electric Co. Ltd.	4,000,000	105,214,900
Hakuto Co. Ltd.	78,000	1,722,849
Hitachi Chemical Co. Ltd.	100,000	2,511,227
Hokkaido Coca-Cola Bottling Co. Ltd.	347,000	2,862,249
Hoya Corp.	200,000	16,533,774
JAFCO Co. Ltd.	10,000	1,063,147
Japan Airlines Co. Ltd.	1,000,000	4,005,133
Japan Aviation Electronics Industries (a)	300,000	2,122,629

	Shares	Value (Note 1)
Kao Corp.	350,000	$ 10,489,415
Konica Corp. (a)	1,400,000	10,816,607
Kyocera Corp.	240,000	32,100,001
Maruichi Steel Tube Ltd.	100,000	1,419,668
Matsushita Communication Industrial Co. Ltd.	50,000	6,553,020
Matsushita Electric Industrial Co. Ltd.	1,400,000	40,915,001
Mikasa Coca Cola Bottling Co.	150,000	1,161,672
Mikuni Coca Cola Bottling Co.	200,000	2,197,782
Mitsubishi Electric Corp.	1,000,000	7,185,409
Mitsubishi Estate Co. Ltd. (a)	500,000	5,315,737
Mitsubishi Rayon Co. Ltd.	500,000	1,782,605
Mitsui Fudosan Co. Ltd.	500,000	6,058,107
NEC Corp.	1,600,000	30,501,330
Nichicon Corp.	500,000	8,931,354
Nikko Securities Co. Ltd.	1,000,000	8,633,489
Nintendo Co. Ltd.	60,000	9,925,763
Nippon Electric Glass Co. Ltd.	200,000	4,655,852
Nippon Sheet Glass Co. Ltd.	500,000	7,607,002
Nippon Telegraph & Telephone Corp.	11,000	100,109,983
Nissan Motor Co. Ltd. (a)	1,500,000	10,500,000
Nitto Denko Corp.	150,000	5,072,862
NOK Corp.	100,000	955,000
Nomura Securities Co. Ltd.	1,200,000	25,460,545
North Pacific Bank Ltd.	100,000	651,636
NTT DoCoMo, Inc.	600	14,792,412
Olympus Optical Co. Ltd.	400,000	5,528,366
Omron Corp.	1,400,000	34,515,627
ORIX Corp.	225,000	23,611,494
Osaka Gas Co. Ltd.	1,000,000	2,465,402
Pioneer Corp.	900,000	27,880,122
Rohm Co. Ltd.	75,000	18,909,816
Sanyo Electric Co. Ltd.	6,000,000	45,642,014
Sharp Corp.	300,000	3,821,831
Shikoku Coca-Cola Bottling Co. Ltd.	353,400	2,882,651
SKY Perfect Communications, Inc. (a)	1,500	2,763,266
Softbank Corp.	50,000	3,001,558
Sony Corp.	125,000	10,375,000
Sony Corp. sponsored ADR	150,000	12,450,000
Stanley Electric Co. Ltd.	200,000	2,071,304
Sumitomo Electric Industries Ltd.	1,000,000	18,467,602
Sumitomo Realty & Development Co. Ltd.	100,000	573,733
Suzuken Co. Ltd.	100,000	3,546,879
Takeda Chemical Industries Ltd.	500,000	32,948,401
TDK Corp.	100,000	10,081,569
Teikoku Hormone Manufacturing Co. Ltd.	250,000	1,571,808
Tokyo Gas Co. Ltd.	1,000,000	2,612,043
Tokyo Seimitsu Co. Ltd.	100,000	7,057,099
Toshiba Corp.	1,200,000	8,578,499
Toyo Corp.	100,000	2,694,529
Toyoda Automatic Loom Works Ltd.	800,000	14,480,800
Toyoda Machine Works Ltd.	180,000	1,309,871
Toyota Motor Corp.	900,000	35,963,707
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
West Japan Railway Co.	500	$ 2,052,974
Yokogawa Electric Corp.	300,000	2,353,588
TOTAL JAPAN		925,430,447
Korea (South) - 0.3%
Samsung Electronics Co. Ltd.	150,000	18,791,211
Luxembourg - 0.3%
Espirito Santo Financial Holding SA ADR	500,000	9,437,500
Metro International SA Swedish Depository Receipt (A shares) (a)	100,000	1,030,309
Quilmes Industrial SA sponsored ADR	350,000	2,887,500
RTL Group	49,608	4,294,942
TOTAL LUXEMBOURG		17,650,251
Mexico - 0.8%
Coca-Cola Femsa SA de CV ADR	100,000	1,918,750
Elamex SA de CV (a)(c)	596,100	1,769,672
Grupo Radio Centro SA de CV sponsored ADR	328,300	3,139,369
Telefonos de Mexico SA de CV Series L sponsored ADR	400,000	21,575,000
Transport Maritima Mexicana SA de CV:
sponsored ADR (a)	1,000,000	8,437,500
Series L sponsored ADR (a)	609,400	5,941,650
Wal-Mart de Mexico SA de CV Series C (a)	3,000,000	6,787,898
TOTAL MEXICO		49,569,839
Netherlands - 6.5%
ABN AMRO Holding NV	1,800,000	41,710,032
Akzo Nobel NV	550,000	25,045,966
ASM Lithography Holding NV (a)	25,000	695,313
Buhrmann NV	300,000	8,199,408
De Telegraaf Holding NV (Certificaten Van Aandelen)	650,000	12,910,248
Draka Holding NV	100,000	5,852,476
Elsevier NV	1,000,000	12,774,440
Fugro NV	160,000	9,431,866
Heineken Holding NV (A Shares)	700,000	24,954,720
Hollandsche Beton Groep NV	100,000	870,020
Hunter Douglas NV	650,000	18,648,136
IHC Caland NV	205,405	9,066,084
ING Groep NV (Certificaten Van Aandelen)	1,000,000	68,684,896
Jomed NV (a)	494,800	30,279,833
KLM Royal Dutch Airlines NV (a)	121,100	2,209,978
Koninklijke Ahold NV	317,852	9,235,007
Koninklijke Boskalis Westminster NV	300,000	7,129,920
Koninklijke Philips Electronics NV	1,000,000	39,307,928
Koninklijke Wessanen NV	200,000	2,334,200
KPNQwest NV	50,000	1,231,250
New Skies Satellites NV (a)	817,000	7,350,778
Numico NV	150,000	7,015,332
Petroplus International NV	545,500	7,269,420

	Shares	Value (Note 1)
Rodamco Asia NV	180,952	$ 2,157,968
Rodamco North America NV	205,263	7,491,771
Smit International NV (Certificaten Van Aandelen)	50,000	959,144
STMicroelectronics NV (NY Shares)	250,000	12,984,375
Unilever NV (NY Shares)	200,000	10,162,500
United Pan-Europe Communications NV sponsored ADR (a)	250,000	4,562,500
Van der Moolen Holding NV	50,000	4,042,410
Van Melle NV (Certificaten Van Aandelen) (a)	177,264	4,325,773
Vendex KBB NV	500,000	6,272,632
Vopak NV	100,000	1,909,800
TOTAL NETHERLANDS		407,076,124
New Zealand - 0.4%
Brierley Investments Ltd.	7,000,000	948,549
Contact Energy Ltd.	5,000,000	5,539,845
Fletcher Challenge Ltd.:
Building Division	6,200,000	4,447,818
Forestry Division	27,235,000	4,016,168
Frucor Beverages Group Ltd. (a)	4,221,400	3,314,405
Sky City Ltd.	1,952,640	5,712,169
TOTAL NEW ZEALAND		23,978,954
Norway - 2.1%
Bergesen dy ASA (A Shares)	600,000	11,945,760
DNB Holding ASA	5,200,000	22,552,734
Eltek ASA	104,000	3,906,156
Frontline Ltd. (a)	1,000,000	16,465,777
Norsk Hydro AS (a)	700,000	27,798,106
Opticom ASA (a)	25,000	4,245,588
Orkla-Borregaard AS	200,000	3,605,252
PhotoCure ASA (a)	103,600	1,304,477
ProSafe ASA (a)	588,000	9,365,476
Schibsted AS (B Shares)	500,000	7,587,172
Smedvig ASA (A Shares)	500,000	4,681,446
Sparebanken NOR (primary shares certificates)	300,000	7,587,172
TANDBERG ASA (a)	183,000	4,844,813
TANDBERG Television ASA (a)	300,000	3,034,869
TOTAL NORWAY		128,924,798
Panama - 0.3%
Banco Latin Americano de Exporaciones SA (BLADEX) Series E	800,000	20,050,000
Papua New Guinea - 0.0%
Oil Search Ltd. (a)	1,500,000	1,209,349
Poland - 0.1%
Agora SA unit (a)	250,000	4,562,500
Portugal - 0.1%
Electricidade de Portugal SA	1,250,000	3,395,200
Portugal Telecom SA	650,000	5,793,060
TOTAL PORTUGAL		9,188,260
Common Stocks - continued
	Shares	Value (Note 1)
Singapore - 0.2%
Chartered Semiconductor Manufacturing Ltd. ADR	50,000	$ 2,325,000
Flextronics International Ltd. (a)	300,000	11,400,000
Singapore Airlines Ltd.	200,000	2,006,270
TOTAL SINGAPORE		15,731,270
South Africa - 0.6%
Anglo American Platinum Corp. Ltd.	500,000	19,510,582
Gold Fields Ltd.	1,086,900	3,234,821
Impala Platinum Holdings Ltd.	260,000	11,142,857
Sasol Ltd.	200,000	1,531,746
TOTAL SOUTH AFRICA		35,420,006
Spain - 2.3%
Altadis SA	800,000	11,985,056
Banco Santander Central Hispano SA ADR	3,590,000	36,573,125
Endesa SA	360,000	5,866,906
Grupo Auxiliar Metalurgico SA (Gamesa) (a)	133,200	2,456,797
Prosegur Comp Securidad SA	500,000	4,923,040
Repsol YPF SA sponsored ADR	1,200,000	19,125,000
Telefonica SA sponsored ADR	1,000,000	57,937,500
Union Electrica Fenosa SA	300,000	5,548,606
TOTAL SPAIN		144,416,030
Sweden - 3.3%
Artimplant AB (B Shares) (a)(c)	420,000	5,545,664
AssiDoman AB	500,000	8,477,543
AssiDoman AB rights 11/16/00 (a)	300,000	94,528
Atle AB	435,000	6,004,801
AU-System AB (a)(d)	1,035,800	6,682,915
Biacore International AB (a)	90,300	3,829,869
Bure Equity AB	1,100,000	6,712,014
Capio AB (a)	550,000	3,466,040
Enea Data AB	900,000	4,366,310
Gambro AB (A Shares)	300,000	2,355,707
HIQ International AB	500,000	4,051,215
Investor AB (B Shares)	2,300,000	30,369,111
Kinnevik Investment AB (B Shares) (a)	350,000	7,597,279
Kungsleden AB	200,000	1,750,525
LGP Telecom Holding AB	300,000	7,502,251
Micronic Laser Systems AB (a)	50,000	1,490,447
Nobel Biocare AB	168,100	3,783,385
Nordic Baltic Holding AB	700,000	5,251,575
Partnertech AB	126,400	1,921,857
Scandic Hotels AB	300,000	3,060,918
Skandinaviska Enskilda Banken (A Shares)	600,000	7,082,125
Svenska Cellulosa AB (SCA) (B Shares)	1,000,000	20,506,152
Svenska Handelsbanken AB (A Shares)	1,500,000	23,557,067
SwitchCore AB (a)	100,000	495,149
Tele1 Europe Holding AB (a)	400,000	3,080,924

	Shares	Value (Note 1)
Telefonaktiebolaget LM Ericsson sponsored ADR	2,500,000	$ 34,687,500
TV 4 AB (A Shares)	105,520	3,208,771
TOTAL SWEDEN		206,931,642
Switzerland - 8.3%
ABB Ltd. (Switzerland) (Reg.)	100,000	8,887,344
Adecco SA	13,000	8,989,708
Baloise Holdings AG	15,000	14,845,619
Bank for International Settlements (BIS)	1,000	8,734,353
Credit Suisse Group (Reg.)	175,000	32,809,458
Disetronic Holding AG	9,600	8,336,912
Edipresse SA (Bearer)	40,000	16,133,519
Gretag Imaging Holding AG (Reg. D)	41,000	7,367,455
Holderbank Financiere Glarus AG (Bearer)	8,000	8,407,232
Julius Baer Holding AG	2,000	9,902,643
Leica Geosystems AG	17,400	4,936,857
Mikron Holding AG	10,000	5,618,915
Nestle SA (Reg.)	39,000	80,820,584
Novartis AG (Reg.)	27,000	40,961,892
PubliGroupe SA (Reg.)	30,000	17,607,789
Richemont Compagnie Financier Class A unit	18,000	50,069,541
Roche Holding AG participation certificates	2,000	18,269,819
Schindler Holding AG	3,000	4,557,997
Serono SA sponsored ADR (a)	150,000	3,393,750
Societe Generale de Surveillance Holding SA (SGS) (Bearer)	5,000	6,119,611
Sulzer Medica AG (Reg.)	91,900	23,262,587
Swiss Life	12,000	9,332,962
Swiss Reinsurance Co. (Reg.)	5,000	9,860,918
Tamedia AG (a)	17,190	2,137,394
The Swatch Group AG (Reg.)	150,000	40,806,676
UBS AG	275,000	38,094,576
Zurich Financial Services Group AG	81,531	39,461,458
TOTAL SWITZERLAND		519,727,569
Taiwan - 0.1%
D-Link Corp.	862,500	1,142,879
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	1,694,000	5,139,690
TOTAL TAIWAN		6,282,569
United Kingdom - 12.0%
Aggreko PLC	500,000	2,645,703
Allied Domecq PLC	4,500,000	23,240,503
Antofagasta Holdings PLC	1,000,000	5,924,924
ARM Holdings PLC sponsored ADR (a)	125,000	3,750,000
AstraZeneca Group PLC sponsored ADR	250,000	11,921,875
Avis Europe PLC	900,000	2,348,514
BAA PLC	300,000	2,492,034
Baltimore Technologies PLC sponsored ADR (a)	100,000	1,600,000
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Barclays PLC	450,000	$ 12,864,638
Bass PLC	1,200,000	11,733,872
Billiton PLC	2,200,000	8,387,964
BP Amoco PLC sponsored ADR	1,100,000	56,031,250
British Energy PLC	3,500,000	9,133,110
Cable & Wireless PLC	300,000	4,240,373
Cambridge Antibody Technology Group PLC (a)	150,000	9,350,565
Carlton Communications PLC	800,000	6,436,668
Centrica PLC	2,000,000	6,871,578
Chloride Group PLC	700,000	2,080,320
Close Brothers Group PLC	100,000	1,674,404
Diageo PLC	2,800,000	26,404,836
Diageo PLC sponsored ADR	350,000	13,168,750
Electronics Boutique PLC	1,000,000	898,814
Glaxo Wellcome PLC sponsored ADR	725,000	42,185,938
Guardian IT PLC	500,000	6,704,862
Guinness Peat Group PLC	3,500,000	2,148,185
Hanson PLC	1,000,000	5,250,002
House of Fraser PLC	2,000,000	1,304,730
HSBC Holdings PLC:
(France)	650,000	9,285,448
(United Kingdom) (Reg.)	2,319,261	33,443,759
Intec Telecom Systems PLC (a)	500,000	5,023,211
Johnson Matthey PLC	1,000,000	15,584,275
Lloyds TSB Group PLC	2,200,000	22,389,167
Logica PLC	150,000	4,433,907
Logica PLC New	15,000	430,561
Lonmin PLC	350,000	4,312,858
Nycomed Amersham PLC	800,000	7,155,719
Oxford Glycosciences PLC (a)	97,000	3,543,647
Professional Staff PLC sponsored ADR (a)(c)	831,000	4,466,625
Provident Financial Group PLC	600,000	7,645,718
Reckitt Benckiser PLC	800,000	10,507,426
Rentokil Initial PLC	5,000,000	11,525,115
Rexam PLC	1,500,000	5,066,701
Ricardo PLC	250,000	1,812,125
Rio Tinto PLC (Reg. D)	1,000,000	16,164,155
Royal Bank of Scotland Group PLC	1,000,000	22,426,859
Safeway PLC	3,500,000	14,536,867
Shell Transport & Trading Co. PLC (Reg.)	12,000,000	98,375,076
Smith & Nephew PLC	999,999	4,102,647
SmithKline Beecham PLC sponsored ADR	479,000	31,224,813
South African Breweries PLC	1,100,000	6,591,270
Spirent PLC	200,000	1,852,717
SSL International PLC	1,000,000	11,633,843
Tesco PLC	3,000,000	11,427,260
United News & Media PLC	800,000	10,002,930
United Utilities PLC	600,000	6,027,853
Vodafone Group PLC	10,000,000	42,562,467

	Shares	Value (Note 1)
Vodafone Group PLC sponsored ADR	1,200,000	$ 51,075,000
Zen Research PLC (a)(d)	596,800	1,756,317
TOTAL UNITED KINGDOM		757,180,748
United States of America - 0.8%
Entravision Communications Corp. Class A	22,000	389,125
Hollinger International, Inc. Class A	850,000	13,121,875
Impsat Fiber Networks, Inc.	100,000	1,200,000
JDS Uniphase Corp. (a)	25,000	2,035,938
Medicines Co.	14,100	424,763
OMI Corp. (a)	883,600	6,129,975
Orthofix International NV (a)	627,300	13,173,300
Pharmacia Corp.	125,000	6,875,000
TeraBeam Networks (f)	17,600	66,000
UnitedGlobalCom, Inc. Class A (a)	200,000	6,362,500
TOTAL UNITED STATES OF AMERICA		49,778,476
TOTAL COMMON STOCKS (Cost $4,998,081,397)		5,537,011,811
Preferred Stocks - 0.6%

Convertible Preferred Stocks - 0.1%
Canada - 0.1%
ITF Optical Technologies, Inc. (f)	19,047	1,999,935
Metrophotonics, Inc. Series 2 (f)	198,000	1,980,000
TOTAL CANADA		3,979,935
Nonconvertible Preferred Stocks - 0.5%
Germany - 0.5%
Marschollek Lautenschlaeger und Partner AG	100,000	13,538,360
ProSieben Sat.1 Media AG (a)	600,000	18,894,288
Rhoen Klinikum AG	25,000	1,387,788
TOTAL GERMANY		33,820,436
TOTAL PREFERRED STOCKS (Cost $26,059,320)		37,800,371
Investment Companies - 2.4%

Argentina - 0.0%
Argentina Fund, Inc.	250,000	2,609,375
Brazil - 0.1%
Brazil Fund, Inc.	360,000	5,760,000
Canada - 0.1%
Economic Investment Trust Ltd.	63,696	3,943,086
United Corporations Ltd.	91,071	2,587,074
TOTAL CANADA		6,530,160
Chile - 0.1%
Chile Fund, Inc.	420,000	3,648,750
Investment Companies - continued
	Shares	Value (Note 1)
Chile - continued
Five Arrows Chile Investment Trust Ltd.	1,710,000	$ 2,650,500
Genesis Chile Fund	35,000	931,875
TOTAL CHILE		7,231,125
China - 0.1%
China Fund, Inc.	300,000	2,681,250
Jardine Fleming China Region Fund, Inc.	200,000	1,500,000
Templeton China World Fund, Inc.	50,000	356,250
TOTAL CHINA		4,537,500
Emerging Markets - 0.3%
Asia Tigers Fund, Inc.	525,000	3,707,813
Central European Equity Fund, Inc.	250,000	2,968,750
Emerging Markets Infrastructure Fund, Inc.	141,377	1,263,557
Emerging Markets Telecommunication Fund, Inc.	250,000	2,218,750
Southern Africa Fund, Inc.	46,631	568,315
Templeton Dragon Fund, Inc.	1,100,000	8,318,750
TOTAL EMERGING MARKETS		19,045,935
France - 0.1%
France Growth Fund, Inc.	325,000	3,635,938
Hong Kong - 0.1%
Asia Pacific Fund, Inc.	500,000	4,062,500
Greater China Fund, Inc.	350,000	2,887,500
TOTAL HONG KONG		6,950,000
India - 0.3%
India Fund	800,000	8,550,000
India Growth Fund (a)	294,900	3,004,294
Jardine Fleming India Fund, Inc. (a)	211,693	1,918,468
Morgan Stanley Dean Witter India Investment Fund, Inc.	250,000	2,640,625
TOTAL INDIA		16,113,387
Italy - 0.0%
Italy Fund, Inc. (The)	148,800	2,529,600
Korea (South) - 0.2%
Korea Fund, Inc. (The)	800,000	8,808,000
Korean Investment Fund, Inc.	100,000	462,500
TOTAL KOREA (SOUTH)		9,270,500
Mexico - 0.3%
Mexico Fund, Inc. (The)	1,100,000	17,393,750
Multi-National - 0.6%
Blackrock North American Government Income Trust, Inc.	350,000	3,412,500

	Shares	Value (Note 1)
Kemper International Research Fund Class A	78,553	$ 1,025,905
Latin America Equity Fund, Inc.	250,000	2,890,625
Latin American Discovery Fund, Inc.	200,000	2,000,000
Latin American Investment Fund, Inc.	237,700	3,060,388
MFS Government Markets Income Trust	1,000,000	6,187,500
Morgan Stanley Dean Witter Africa Investment Fund, Inc.	84,346	643,138
Morgan Stanley Dean Witter Asia-Pacific Fund, Inc.	900,000	7,987,500
RCM Strategic Global Government Fund, Inc.	100,000	968,750
Strategic Global Income Fund, Inc.	550,000	5,637,500
Templeton Global Income Fund, Inc.	550,000	3,300,000
TOTAL MULTI-NATIONAL		37,113,806
Portugal - 0.0%
Portugal Fund, Inc.	158,900	1,579,069
Singapore - 0.0%
Singapore Fund, Inc.	275,000	1,753,125
Switzerland - 0.1%
Swiss Helvetia Fund, Inc.	400,000	5,700,000
Taiwan - 0.0%
R.O.C. Taiwan Fund (SBI)	100,000	587,500
Thailand - 0.0%
Thai Euro Fund Ltd. (a)	50,000	200,000
Thai Prime Fund	200,000	520,000
TOTAL THAILAND		720,000
TOTAL INVESTMENT COMPANIES (Cost $157,831,114)		149,060,770
Corporate Bonds - 0.1%
Moody's Ratings (unaudited)			Principal Amount (g)
Convertible Bonds - 0.0%
Israel - 0.0%
Tecnomatix Tech Ltd. 5.25% 8/15/04	-		$ 4,121,000	2,379,878
United Kingdom - 0.0%
Royal Bank of Scotland Group PLC euro 0% 12/1/03 (Reg. S) (e)	-	GBP	948,000	1,120,067
TOTAL CONVERTIBLE BONDS				3,499,945
Corporate Bonds - continued
Moody's Ratings (unaudited)			Principal Amount	Value (Note 1)
Nonconvertible Bonds - 0.1%
France - 0.1%
Eurotunnel Finance Ltd. euro:
0% 4/30/40 (e)	-	EUR	5,306	$ 5,854,853
0% 4/30/40 (e)	-	EUR	200	220,688
TOTAL FRANCE				6,075,541
TOTAL CORPORATE BONDS (Cost $11,772,890)				9,575,486
Cash Equivalents - 9.9%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 6.55%, dated 10/31/00 due 11/1/00	$ 2,252,410	2,252,000
	Shares
Fidelity Cash Central Fund, 6.61% (b)	560,931,372	560,931,372
Fidelity Securities Lending Cash Central Fund, 6.66% (b)	59,538,378	59,538,378
TOTAL CASH EQUIVALENTS (Cost $622,721,750)		622,721,750
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $5,816,466,471)		6,356,170,188
NET OTHER ASSETS - (1.1)%		(68,501,277)
NET ASSETS - 100%		$ 6,287,668,911
Currency Abbreviations
EUR	-	European Monetary Unit
GBP	-	British pound
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $14,851,067 or 0.2% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
ITF Optical Technologies, Inc.	10/11/00	$ 1,999,935
Metrophotonics, Inc. Series 2	9/29/00	$ 1,980,000
OZ Optics Ltd. unit	8/18/00	$ 1,505,520
TeraBeam Networks	4/7/00	$ 66,000
(g) Principal amount is stated in United States dollars unless otherwise noted.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $7,036,269,329 and $4,802,441,925, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $172,191 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $58,661,450. The fund received cash collateral of $59,538,378 which was invested in cash equivalents.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $5,550,435 or 0.1% of net assets.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $7,688,000. The weighted average interest rate was 7%.

Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Artimplant AB (B Shares)	$ -	$ -	$ -	$ 5,545,664
Elamex SA de CV	721,943	287,430	-	1,769,672
Harrowston, Inc. Class A	322	-	-	3,776,289
ISIS Communications Ltd.	2,885,233	2,983,996	-	767,212
Professional Staff PLC sponsored ADR	135,000	-	-	4,466,625
TOTALS	$ 3,742,498	$ 3,271,426	$ -	$ 16,325,462
Income Tax Information

At October 31, 2000, the aggregate cost of investment securities for income tax purposes was $5,836,905,271. Net unrealized appreciation aggregated $519,264,917, of which $920,571,106 related to appreciated investment securities and $401,306,189 related to depreciated investment securities.

The fund hereby designates approximately $123,255,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Diversified International

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (including repurchase agreements of $2,252,000) (cost $5,816,466,471) - See accompanying schedule		$ 6,356,170,188
Cash		169
Foreign currency held at value (cost $110,356)		109,569
Receivable for investments sold		85,179,934
Receivable for fund shares sold		16,736,441
Dividends receivable		8,672,242
Interest receivable		3,248,172
Redemption fees receivable		2,487
Other receivables		76,323
Total assets		6,470,195,525
Liabilities
Payable for investments purchased	$ 108,248,316
Payable for fund shares redeemed	7,780,613
Accrued management fee	4,346,284
Other payables and accrued expenses	2,613,023
Collateral on securities loaned, at value	59,538,378
Total liabilities		182,526,614
Net Assets		$ 6,287,668,911
Net Assets consist of:
Paid in capital		$ 5,384,084,975
Undistributed net investment income		150,904,935
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		213,430,327
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		539,248,674
Net Assets, for 273,618,124 shares outstanding		$ 6,287,668,911
Net Asset Value, offering price and redemption price per share ($6,287,668,911 ÷ 273,618,124 shares)		$22.98

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 88,301,261
Special dividend from BCE, Inc.		44,420,940
Interest		28,368,321
Security lending		2,551,337
		163,641,859
Less foreign taxes withheld		(10,258,050)
Total income		153,383,809
Expenses
Management fee Basic fee	$ 40,549,796
Performance adjustment	5,244,390
Transfer agent fees	13,208,692
Accounting and security lending fees	1,480,607
Non-interested trustees' compensation	17,518
Custodian fees and expenses	2,037,517
Registration fees	1,127,518
Audit	45,201
Legal	67,435
Interest	1,495
Miscellaneous	144,444
Total expenses before reductions	63,924,613
Expense reductions	(1,357,096)	62,567,517
Net investment income		90,816,292
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(1,540,964) on sales of investments in affiliated issuers)	302,282,435
Foreign currency transactions	(419,971)	301,862,464
Change in net unrealized appreciation (depreciation) on:
Investment securities	(96,707,827)
Assets and liabilities in foreign currencies	(473,624)	(97,181,451)
Net gain (loss)		204,681,013
Net increase (decrease) in net assets resulting from operations		$ 295,497,305
Other Information
Expense reductions
Directed brokerage arrangements		$ 816,826
Custodian credits		18,152
Transfer agent credits		522,118
		$ 1,357,096

See accompanying notes which are an integral part of the financial statements.

Annual Report

Diversified International
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2000	Year ended October 31, 1999
Operations Net investment income	$ 90,816,292	$ 24,528,912
Net realized gain (loss)	301,862,464	167,836,519
Change in net unrealized appreciation (depreciation)	(97,181,451)	481,618,726
Net increase (decrease) in net assets resulting from operations	295,497,305	673,984,157
Distributions to shareholders From net investment income	(44,030,882)	(26,414,796)
From net realized gain	(123,282,466)	(53,970,908)
Total distributions	(167,313,348)	(80,385,704)
Share transactions Net proceeds from sales of shares	5,428,317,406	2,707,434,686
Reinvestment of distributions	158,001,060	75,587,611
Cost of shares redeemed	(3,006,674,649)	(1,741,849,904)
Net increase (decrease) in net assets resulting from share transactions	2,579,643,817	1,041,172,393
Redemption fees	255,120	-
Total increase (decrease) in net assets	2,708,082,894	1,634,770,846
Net Assets
Beginning of period	3,579,586,017	1,944,815,171
End of period (including undistributed net investment income of $150,904,935 and $28,734,752, respectively)	$ 6,287,668,911	$ 3,579,586,017
Other Information Shares
Sold	221,857,784	142,411,837
Issued in reinvestment of distributions	6,975,761	4,456,615
Redeemed	(122,971,213)	(92,138,799)
Net increase (decrease)	105,862,332	54,729,653

Financial Highlights

Years ended October 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 21.34	$ 17.21	$ 16.57	$ 14.38	$ 12.73
Income from Investment Operations
Net investment income	.39 B, E	.18 B	.26 B	.24 B, C	.15
Net realized and unrealized gain (loss)	2.20	4.65	.98	2.46	2.13
Total from investment operations	2.59	4.83	1.24	2.70	2.28
Less Distributions
From net investment income	(.25)	(.23)	(.19)	(.15)	(.22)
From net realized gain	(.70)	(.47)	(.41)	(.36)	(.41)
Total distributions	(.95)	(.70)	(.60)	(.51)	(.63)
Net asset value, end of period	$ 22.98	$ 21.34	$ 17.21	$ 16.57	$ 14.38
Total Return A	12.20%	29.12%	7.72%	19.30%	18.66%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 6,287,669	$ 3,579,586	$ 1,944,815	$ 1,514,327	$ 665,492
Ratio of expenses to average net assets	1.14%	1.21%	1.22%	1.25%	1.29%
Ratio of expenses to average net assets after expense reductions	1.12% D	1.18% D	1.19% D	1.23% D	1.27% D
Ratio of net investment income to average net assets	1.62%	.94%	1.46%	1.49%	1.53%
Portfolio turnover rate	94%	73%	95%	81%	94%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.05 per share.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

E Investment income per share reflects a special dividend (from BCE, Inc.) which amounted to $.19 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Aggressive International
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Aggressive International	-4.66%	63.43%	73.72%
MSCI EAFE	-2.72%	52.63%	52.28%
International Funds Average	2.70%	62.88%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on November 1, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 2000, the index included over 841 equity securities of countries domiciled in 20 countries. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 666 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Aggressive International	-4.66%	10.32%	9.64%
MSCI EAFE	-2.72%	8.82%	7.26%
International Funds Average	2.70%	9.93%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Aggressive International Fund on November 1, 1994, when the fund started. As the chart shows, by October 31, 2000, the value of the investment would have grown to $17,372 - a 73.72% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $15,228 - a 52.28% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Aggressive International
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Kevin McCarey, Portfolio
Manager of Fidelity Aggressive International Fund

Q. How did the fund perform, Kevin?

A. The fund returned -4.66% for the 12-month period that ended October 31, 2000. This trailed both the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index - which fell 2.72% during the period - and the international funds average, which returned 2.70% according to Lipper Inc.

Q. Why did the fund trail its benchmark and its peers during the period?

A. The fund was punished for not owning enough new economy stocks early in the period, and for owning too many as the period went on. When the period began, I was still in the process of transitioning the fund from a value-oriented approach to a growth-oriented approach. At the same time, new economy stocks - namely, those in the technology, media and telecommunications (TMT) areas - rose dramatically and the fund was unable to take full advantage. I built up the fund's new economy positions gradually and, when the market corrected in March, many of these holdings declined. The fund's technology weighting fell from around 33% six months ago to just over 24% at the end of the period, mostly due to depreciation. The fund also was hurt by its limited exposure to pharmaceutical and food stocks, many of which performed better as investors sought refuge during the technology slide.

Q. During the past six months, you lowered the fund's Japanese weighting from approximately 25% to around 18%. Why?

A. The honeymoon was basically over. The Japanese market performed extraordinarily well through most of 1999, mostly on the heels of a modest economic recovery and the blistering performance of many technology stocks. As the period progressed, though, a couple of things became clear. First, Japanese stock prices - not unlike dot-coms in the U.S. - had gotten too far ahead of themselves, and companies were going to have a hard time meeting overly optimistic growth rates. Also, the initial euphoria over signs of a strengthening economy gave way to the actual corporate restructuring work that needed to be done to sustain the recovery. This shift spelled trouble for several tech-related names that had helped the fund, most notably venture capital firms Softbank and Jafco. On the plus side, my stock picking in Japan was pretty good. The fund's two best individual performers during the period were Furukawa Electric - a leading maker of fiber-optic components - and Kyocera, which makes ceramic parts for electronic equipment.

Q. What was the story in Europe?

A. The big story in Europe was the fall from grace of the major telecommunications stocks. This group - including names such as Vodafone, Deutsche Telekom, France Telecom and Spain's Telefonica - had performed exceptionally well during the past few years, but fell hard when TMT stocks tumbled. Some of these companies had spun out separate Internet service provider divisions, and their stock prices had already been overextended prior to the new-economy decline. Many telecom stocks also paid dearly for the new cellular licenses in Europe, commonly known as 3G licenses. I reduced the fund's telecom investments gradually, but some exposure still hurt the fund. On the plus side, I did find some pretty good stocks elsewhere in Europe. The fund's stake in German hair-care company Wella AG performed very well, as did its positions in Swiss watchmaker Swatch and Philips Electronics.

Q. What was your strategy with respect to the fund's emerging-markets investments?

A. Emerging markets weren't the best place to be, but the fund did get good returns from its investments in Mexican television stocks TV Azteca and Grupo Televisa early in the period. I also steered some money away from Japanese technology stocks to several Asian technology names, including Taiwan Semiconductor and South Korea's Samsung Electronics. Though weak global demand for semiconductors hurt these stocks down the stretch, I still felt they were positioned better globally than many of their Japanese counterparts.

Q. Where did you look for opportunities after TMT stocks fell?

A. I added to the fund's retail-related investments during the second half of the period, focusing mostly on names with minimal exposure to the Internet, good growth prospects and attractive valuations. Examples included Bulgari, an Italian retailer of high-end jewelry, Ahold, a Dutch foodservice retailer that made several strong supermarket acquisitions, and Boots Co., a drug-store chain in the United Kingdom that has shown slow but steady growth. The fund's retail weighting at the end of the period was 12.3%, up from 3.2% at the end of April.

Q. One of the fund's larger positions at the end of the period was China Mobile. Was this stock immune from the troubles that dragged down the telecommunications group during the period?

A. It certainly wasn't immune - China Mobile's stock price fell 40% from its peak in March - but I did see some very good growth signs for the company. Cellular penetration is much lower in China than in most developed nations, but it's growing at a rapid pace. Approximately 5% of the Chinese population has a cell phone, compared to around 40%-45% in the U.S. I felt the company had the potential to achieve strong earnings growth, so I added to the fund's stake, particularly during the latter stages of the period.

Annual Report

Fund Name
Fund Talk: The Manager's Overview - continued

Q. Which other stocks performed well? Which were disappointing?

A. Amvescap, a leading asset manager based in the U.K., performed well, as did French software maker ILOG. Disappointments included Hikari Tsushin, a Japanese cellular phone retailer, and Jazztel, a Spanish telecommunications company.

Q. What's your outlook?

A. The biggest challenge I face in the next few months is to maintain enough exposure to aggressive growth stocks, so that when the market does turn around, the fund can take advantage. Even though risk-taking fell out of favor during the period, my strategy remains the same - to find the fastest-growing companies in the world. Many of these opportunities may reside in the new economy area, and I'm confident that our far-reaching global research network will help uncover the best stories.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks growth of capital primarily through investments in foreign securities

Fund number: 335

Trading symbol: FIVFX

Start date: November 1, 1994

Size: as of October 31, 2000, more than $459 million

Manager: Kevin McCarey, since 1999; manager, Fidelity Europe Capital Appreciation Fund, 1993-1999; several Fidelity Select Portfolios, 1986-1990; joined Fidelity in 1985

3

Kevin McCarey covers more bases:

The falling euro: "The euro continued to fall in value versus the dollar, but I think that was more a reflection of the amazing resiliency of the U.S. economy than of any weakness in Europe. In terms of the fund, the weak euro didn't have much of an impact on overall stock picking. I tend to look at stock values in terms of local currencies."

Rising oil and gas prices: "The dramatically higher prices didn't really influence the fund's performance. Europe relies on natural gas shipped in from Russia and Eastern Europe, so it's not as dependent on oil price swings. One stock that did benefit from the higher prices was TotalFinaElf, the giant French energy conglomerate."

Broadcasting stocks: "Going into March, the fund had made a nice profit from its positions in several European broadcasting stocks, including Television Francaise 1 (TF1) in France. Much of that strong performance came from an increase in advertising revenues, partly from new economy companies. When new economy stocks stumbled, I moved out of these stocks, realizing that expectations for advertising budgets would probably be lowered."

Japanese savings accounts: "For years, Japanese citizens have been saving money through postal savings accounts. These accounts - which operate much like certificates of deposit in the U.S. - have specified maturity dates when the saver is required to take the money out. I felt many people would be looking for new, higher-yielding places in which to park their money, so I added to the fund's positions in Japanese asset managers, including Nikko Securities and Nomura Securities."

France's own Home Depot: "The fund's biggest single position at the end of the period was Castorama Dubois, a leading do-it-yourself, home improvement retailer with operations in both France and the U.K. I liked Castorama's growth prospects, and also felt it was in one of the few retail areas that would be largely unaffected by increased Internet competition."

Annual Report

Aggressive International

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2000
Japan	17.8%
United Kingdom	14.2%
Germany	9.2%
France	8.6%
Hong Kong	6.5%
Netherlands	6.3%
Switzerland	6.3%
Canada	5.5%
Taiwan	3.9%
Other	21.7%

As of April 30, 2000
Japan	24.9%
United Kingdom	10.7%
France	9.3%
Netherlands	7.9%
Finland	7.4%
United States of America	7.4%
Mexico	4.6%
Switzerland	4.3%
Germany	3.5%
Other	20.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	97.5	93.2
Short-Term Investments and Net Other Assets	2.5	6.8
Top Ten Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Castorama Dubois Investissements SA (France, Retail & Wholesale, Miscellaneous)	4.9	0.3
China Mobile (Hong Kong) Ltd. (Hong Kong, Cellular)	4.8	0.0
Furukawa Electric Co. Ltd. (Japan, Electrical Equipment)	4.3	2.6
Nikko Securities Co. Ltd. (Japan, Securities Industry)	4.0	1.2
Nomura Securities Co. Ltd. (Japan, Securities Industry)	3.8	1.0
Wella AG (Germany, Household Products)	2.9	0.0
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Electronics)	2.6	3.1
Lloyds TSB Group PLC (United Kingdom, Banks)	2.6	0.0
Credit Suisse Group (Reg.) (Switzerland, Banks)	2.6	1.0
Telefonaktiebolaget LM Ericsson (B Shares) (Sweden, Communications Equipment)	2.5	3.3
	35.0	12.5
Top Ten Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	24.1	33.0
Finance	23.6	10.3
Retail & Wholesale	12.3	3.2
Industrial Machinery & Equipment	9.4	11.9
Utilities	6.1	16.1
Energy	4.4	6.1
Nondurables	4.3	0.4
Media & Leisure	3.8	7.6
Durables	3.6	3.4
Services	1.5	0.7

Annual Report

Aggressive International

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 94.6%
	Shares	Value (Note 1)
Belgium - 0.7%
Fortis B	97,200	$ 2,978,371
Canada - 5.5%
Canadian Natural Resources Ltd. (a)	266,800	7,885,714
Nortel Networks Corp.	207,200	9,427,600
Talisman Energy, Inc. (a)	245,600	7,734,989
TOTAL CANADA		25,048,303
Finland - 1.6%
JOT Automation Group Oyj	1,014,100	3,529,149
TietoEnator Oyj	208,600	4,010,402
TOTAL FINLAND		7,539,551
France - 8.6%
Activcard SA (a)	177,100	4,524,905
Castorama Dubois Investissements SA	110,600	22,492,995
ILOG SA sponsored ADR (a)	33,900	1,017,000
Integra SA (a)	1,395,586	11,312,676
TOTAL FRANCE		39,347,576
Germany - 6.3%
Beiersdorf AG	33,600	3,222,724
Deutsche Lufthansa AG (Reg.)	298,700	5,831,341
Hannover Rueckversicherungs AG	76,200	6,409,645
Karstadt Quelle AG	85,200	2,781,341
Software AG	123,300	8,833,054
United Internet AG (a)	298,900	1,923,094
TOTAL GERMANY		29,001,199
Hong Kong - 6.5%
China Mobile (Hong Kong) Ltd. (a)	3,561,500	21,814,186
Johnson Electric Holdings Ltd.	3,202,000	6,364,621
Li & Fung Ltd.	800,000	1,487,570
TOTAL HONG KONG		29,666,377
India - 3.3%
Housing Development Finance Corp. Ltd.	22,850	229,671
Infosys Technologies Ltd.	58,400	8,937,837
Wipro Ltd. sponsored ADR	114,000	5,999,250
TOTAL INDIA		15,166,758
Ireland - 1.8%
Bank of Ireland, Inc.	519,500	4,003,841
Irish Life & Permanent PLC	427,300	4,283,395
TOTAL IRELAND		8,287,236
Israel - 0.6%
Orad Hi-Tech Systems Ltd.	92,932	2,788,432
Italy - 3.2%
Banca Nazionale del Lavoro (BNL)	1,818,200	5,864,495
Bulgari Spa	594,000	6,975,430
Luxottica Group Spa sponsored ADR	127,900	1,846,556
TOTAL ITALY		14,686,481

	Shares	Value (Note 1)
Japan - 17.8%
DDI Corp.	92	$ 431,711
Furukawa Electric Co. Ltd.	750,000	19,727,798
Nikko Securities Co. Ltd.	2,120,000	18,302,997
Nomura Securities Co. Ltd.	816,000	17,313,171
Omron Corp.	267,000	6,582,623
Sanyo Electric Co. Ltd.	440,000	3,347,081
Shinko Securities Co. Ltd.	3,020,000	9,189,259
Sony Corp.	29,000	2,407,000
Yakult Honsha Co. Ltd.	401,000	4,571,937
TOTAL JAPAN		81,873,577
Korea (South) - 0.6%
Kookmin Bank	256,000	2,925,715
Mexico - 1.4%
TV Azteca SA de CV sponsored ADR	530,500	6,631,250
Netherlands - 6.3%
Draka Holding NV	23,700	1,387,037
IHC Caland NV	105,500	4,656,517
Koninklijke Ahold NV	233,932	6,796,760
Koninklijke Philips Electronics NV	269,233	10,582,991
VNU NV	117,000	5,546,441
TOTAL NETHERLANDS		28,969,746
Spain - 2.6%
Banco Santander Central Hispano SA	678,100	6,573,024
Telefonica SA (a)	290,900	5,548,201
TOTAL SPAIN		12,121,225
Sweden - 3.4%
Adcore AB (a)	965,100	3,967,751
Telefonaktiebolaget LM Ericsson (B Shares)	827,700	11,484,338
TOTAL SWEDEN		15,452,089
Switzerland - 6.3%
Credit Suisse Group (Reg.)	62,700	11,755,160
Swiss Reinsurance Co. (Reg.)	3,150	6,212,378
The Swatch Group AG (Bearer)	8,233	10,900,996
TOTAL SWITZERLAND		28,868,534
Taiwan - 3.9%
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	4,000,000	12,136,223
United Microelectronics Corp. (a)	3,330,000	5,876,471
TOTAL TAIWAN		18,012,694
United Kingdom - 14.2%
Autonomy Corp. PLC (a)	134,800	6,917,852
BAE Systems PLC	761,600	4,322,518
Boots Co. PLC	1,361,500	10,855,716
Carlton Communications PLC	359,700	2,894,087
Dimension Data Holdings PLC (a)	1,008,200	8,827,989
Filtronic PLC	122,943	1,399,109
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Hilton Group PLC	1,016,800	$ 2,822,815
Lloyds TSB Group PLC	1,162,600	11,831,657
Reuters Group PLC	251,000	4,931,103
Somerfield PLC	4,691,700	5,237,199
SSL International PLC	444,500	5,171,243
TOTAL UNITED KINGDOM		65,211,288
TOTAL COMMON STOCKS (Cost $448,486,318)		434,576,402
Nonconvertible Preferred Stocks - 2.9%

Germany - 2.9%
Wella AG (Cost $10,711,667)	325,100	13,038,396
Cash Equivalents - 5.8%

Fidelity Cash Central Fund, 6.61% (b)	26,359,537	26,359,537
Fidelity Securities Lending Cash Central Fund, 6.66% (b)	377,500	377,500
TOTAL CASH EQUIVALENTS (Cost $26,737,037)		26,737,037
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $485,935,022)		474,351,835
NET OTHER ASSETS - (3.3)%		(15,129,548)
NET ASSETS - 100%		$ 459,222,287
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $2,129,297,981 and $2,128,917,681, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $2,097,504, respectively.

The market value of futures contracts opened and closed during the period amounted to $15,292,769 and $30,480,200, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $44,454 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $366,995. The fund received cash collateral of $377,500 which was invested in cash equivalents.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $3,152,000. The weighted average interest rate was 6.1%.

Income Tax Information

At October 31, 2000, the aggregate cost of investment securities for income tax purposes was $498,007,418. Net unrealized depreciation aggregated $23,655,583, of which $37,826,229 related to appreciated investment securities and $61,481,812 related to depreciated investment securities.

The fund hereby designates approximately $69,830,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Aggressive International

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (cost $485,935,022) - See accompanying schedule		$ 474,351,835
Foreign currency held at value (cost $85,330)		85,407
Receivable for investments sold		28,303,980
Receivable for fund shares sold		489,100
Dividends receivable		721,138
Interest receivable		118,979
Redemption fees receivable		115
Other receivables		3,581
Total assets		504,074,135
Liabilities
Payable for investments purchased	$ 34,663,881
Payable for fund shares redeemed	9,238,582
Accrued management fee	322,781
Other payables and accrued expenses	249,104
Collateral on securities loaned, at value	377,500
Total liabilities		44,851,848
Net Assets		$ 459,222,287
Net Assets consist of:
Paid in capital		$ 409,603,013
Undistributed net investment income		16,468,989
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		44,796,875
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(11,646,590)
Net Assets, for 30,454,541 shares outstanding		$ 459,222,287
Net Asset Value, offering price and redemption price per share ($459,222,287 ÷ 30,454,541 shares)		$15.08

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 6,446,416
Interest		2,819,745
Security lending		210,613
		9,476,774
Less foreign taxes withheld		(829,675)
Total income		8,647,099
Expenses
Management fee
Basic fee	$ 4,926,824
Performance adjustment	856,156
Transfer agent fees	1,410,186
Accounting and security lending fees	380,114
Non-interested trustees' compensation	2,142
Custodian fees and expenses	429,554
Registration fees	103,913
Audit	28,067
Legal	9,679
Interest	1,068
Miscellaneous	56,882
Total expenses before reductions	8,204,585
Expense reductions	(351,510)	7,853,075
Net investment income		794,024
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	62,256,892
Foreign currency transactions	(1,066,208)
Futures contracts	1,088,180	62,278,864
Change in net unrealized appreciation (depreciation) on:
Investment securities	(98,081,814)
Assets and liabilities in foreign currencies	(97,271)
Futures contracts	(455,349)	(98,634,434)
Net gain (loss)		(36,355,570)
Net increase (decrease) in net assets resulting from operations		$ (35,561,546)
Other Information
Expense reductions
Directed brokerage arrangements		$ 306,326
Custodian credits		35,445
Transfer agents credits		9,739
		$ 351,510

See accompanying notes which are an integral part of the financial statements.

Annual Report

Aggressive International
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2000	Year ended October 31, 1999
Operations Net investment income	$ 794,024	$ 3,313,941
Net realized gain (loss)	62,278,864	65,475,957
Change in net unrealized appreciation (depreciation)	(98,634,434)	68,197,613
Net increase (decrease) in net assets resulting from operations	(35,561,546)	136,987,511
Distributions to shareholders From net investment income	(2,527,179)	(1,595,857)
From net realized gain	(28,430,654)	-
Total distributions	(30,957,833)	(1,595,857)
Share transactions Net proceeds from sales of shares	1,555,838,319	690,679,399
Reinvestment of distributions	29,282,792	1,458,882
Cost of shares redeemed	(1,595,548,556)	(700,344,477)
Net increase (decrease) in net assets resulting from share transactions	(10,427,445)	(8,206,196)
Redemption fees	228,607	-
Total increase (decrease) in net assets	(76,718,217)	127,185,458
Net Assets
Beginning of period	535,940,504	408,755,046
End of period (including undistributed net investment income of $16,468,989 and $3,735,473, respectively)	$ 459,222,287	$ 535,940,504
Other Information Shares
Sold	81,409,975	47,825,870
Issued in reinvestment of distributions	1,629,538	112,655
Redeemed	(84,708,103)	(48,889,094)
Net increase (decrease)	(1,668,590)	(950,569)

Financial Highlights

Years ended October 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 16.68	$ 12.36	$ 12.47	$ 11.33	$ 10.63
Income from Investment Operations
Net investment income	.02 B	.11 B	.09 B	.13 B	.16 C
Net realized and unrealized gain (loss)	(.65)	4.26	.14	1.33	.85
Total from investment operations	(.63)	4.37	.23	1.46	1.01
Less Distributions
From net investment income	(.08)	(.05)	(.06)	(.10)	(.01)
From net realized gain	(.90)	-	(.28)	(.22)	(.30)
Total distributions	(.98)	(.05)	(.34)	(.32)	(.31)
Redemption fees added to paid in capital	.01	-	-	-	-
Net asset value, end of period	$ 15.08	$ 16.68	$ 12.36	$ 12.47	$ 11.33
Total Return A	(4.66)%	35.47%	1.95%	13.20%	9.64%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 459,222	$ 535,941	$ 408,755	$ 402,747	$ 270,865
Ratio of expenses to average net assets	1.21%	1.21%	1.23%	1.30%	1.28%
Ratio of expenses to average net assets after expense reductions	1.16% D	1.14% D	1.21% D	1.28% D	1.26% D
Ratio of net investment income to average net assets	.12%	.75%	.71%	1.03%	1.74%
Portfolio turnover rate	344%	173%	137%	86%	71%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.04 per share.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Overseas
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Overseas	1.78%	78.77%	144.67%
MSCI EAFE	-2.72%	52.63%	113.59%
International Funds Average	2.70%	62.88%	149.02%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 2000, the index included over 841 equity securities of companies domiciled in 20 countries. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 666 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Overseas	1.78%	12.32%	9.36%
MSCI EAFE	-2.72%	8.82%	7.88%
International Funds Average	2.70%	9.93%	9.30%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Overseas Fund on October 31, 1990. As the chart shows, by October 31, 2000, the value of the investment would have grown to $24,467 - a 144.67% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $21,359 - a 113.59% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Overseas
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Rick Mace, Portfolio
Manager of Fidelity
Overseas Fund

Q. How did the fund perform, Rick?

A. For the 12 months that ended October 31, 2000, the fund returned 1.78%. The Morgan Stanley Capital International EAFE Index - a broad measure of stock performance in Europe, Australasia and the Far East - declined 2.72% during that time frame, while the international funds average, as tracked by Lipper Inc., returned 2.70%.

Q. What factors helped the fund outperform its index during the 12-month period?

A. Overweightings and favorable stock selection in the industrial machinery, telecommunications, and transportation and shipping industries were the major factors. More specifically, our positions in Furukawa Electric, a company that manufactures optic fiber used in high-capacity telecommunications networks, and Kyocera, a producer of internal components for cellular handsets, provided a significant boost to performance. Many telephone utility holdings also aided performance, such as our positions in Mannesmann and China Telecom, which were particular standouts. The fund also benefited from an early entrance into transportation and shipping stocks - such as Teekay Shipping and Overseas Shipholding - which rose sharply on an increase in worldwide demand for oil. Among energy stocks, French producer TotalFinaElf and several smaller Canadian holdings, such as Talisman, made strong contributions. From a country perspective, being slightly underweighted in the poor-performing Japanese market, particularly during the past six months, proved helpful. Meanwhile, holding significant out-of-benchmark stakes in the relatively strong-performing markets in Canada, Mexico and the U.S. fueled the fund's overall performance.

Q. How would you characterize the overseas equity market environment since the last report to shareholders six months ago?

A. It was one of the most challenging periods in years. Due to the volatility, there weren't many areas of the market that worked particularly well. A series of negative factors collectively hindered performance: the declining value of the euro; a sharp rise in fuel costs; and slowing demand for PCs, semiconductors and handsets.

Q. Given those obstacles, what investment strategies did you employ?

A. During the past year, the fund became more concentrated. I reduced the total number of stocks to focus more on the positions I felt offered the best value and potential for growth. This strategy increased the fund's top-10 holdings to roughly 26% of the fund's net assets, from more than 15% a year ago. During the past six months, I also pared back the fund's telecommunications positions, particularly in equipment manufacturers where competitive pricing pressures and weakening handset demand threatened to hurt profits. Similarly, I cut back on a number of telephone holdings on rising concern over the prices that some of these companies were paying for recent acquisitions. I also was concerned by the high prices that many of these companies were bidding for G3 spectrum licenses to accommodate the next generation of wireless communications. Additionally, I generally took some profits across the board among our energy holdings due to less favorable projections of supply and demand.

Q. Where did you seek to reallocate assets from those industry reductions?

A. I increased the fund's exposure to pharmaceuticals because of the sector's defensive characteristics and relatively stable earnings growth. I consider all major pharmaceutical companies to be global businesses regardless of where they are based. Accordingly, my focus recently has been on U.S. companies that appeared to be cheap relative to their European-based peers. I also increased my positions in European consumer stocks such as Nestle. Like the drug companies, these businesses have relatively steady and predictable growth rates and they appeared to be fairly priced.

Q. The fund's financial services weighting rose to 18.3% from 13.5% six months ago. What was your strategy there?

A. The fund has owned significant positions in a handful of Japanese financial services companies, such as Nomura Securities and Nikko Securities, for some time. But I increased our positions in those stocks because I believed the trend of Japanese investors using the securities markets for wealth building was only in the initial stages of a long-term growth trend. With the recent deregulation of financial services in Japan, these stocks could benefit going forward. As the period progressed, I opportunistically added to the fund's holdings in other selected financial services stocks as well. The prices and valuations of several financial services companies in the United Kingdom - such as Royal Bank of Scotland and Lloyd's TSB Group - reached such low levels that I added them to the fund's holdings.

Q. What were some of the fund's top performers?

A. Our positions in telecommunications equipment manufacturers Furukawa and Kyocera were the fund's top contributors. Elsewhere, our position in German telecom provider Mannesmann benefited from a buyout by U.K.-based Vodafone Group. Despite a profit warning at the end of the period, Nokia, the Finnish cellular handset manufacturer, was rewarded for its industry leadership position. In addition, TotalFinaElf performed well as a result of the rising global demand for oil.

Q. What stocks disappointed?

A. Asian semiconductor holdings were among the fund's biggest disappointments as the price of main memory chips slid to a three-month low in September and investors feared that the industry leaders might miss earnings forecasts. South Korea's Samsung Electronics and Hyundai Electronics were among the fund's biggest detractors, as was Taiwan Semiconductor. Much of the decline in those stocks came after Intel, the world's largest chipmaker, announced that third-quarter sales would lag forecasts because of declining demand in Europe.

Annual Report

Overseas
Fund Talk: The Manager's Overview - continued

Q. What's your outlook for the next six months, Rick?

A. I expect the volatility we've experienced in the markets during the past six months to continue. The euro has shown little evidence of strengthening, and slowing global economies could hinder corporate profits. Global demand for PCs, handsets and other hardware appears to be slower than previously expected while at the same time, there is an oversupply of internal components in the marketplace. Given these factors, I believe the performance of overseas stocks going forward will be closely tied to corporate earnings and fundamentals.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks growth of capital primarily through investments in foreign securities

Fund number: 094

Trading symbol: FOSFX

Start date: December 4, 1984

Size: as of October 31, 2000, more than $4.8 billion

Manager: Richard Mace, since 1996; manager, Fidelity Global Balanced Fund, since 1996; Fidelity Aggressive International Fund, 1994-
1999; group leader, Fidelity international funds, since 1996; joined Fidelity in 1987

3

Rick Mace on the recent volatility in global markets:

"As we've seen during the past six months, volatility in the equity markets - both domestically and internationally - has increased this year. I believe it is here to stay for a while.

"It's important to realize that volatility is truly global, influenced a great deal by economic conditions in the United States. When the U.S. economy cools down, the rest of the world freezes. When U.S. markets warm up, the rest of the world catches fire. Part of the reason volatility is global is that merger and acquisition activity is sweeping the world, with companies buying one another not just within their own geographic markets, but on a global basis. This acquisition activity suggests that industries are consolidating around the world.

"Turning to individual markets, I think we will see the European and Japanese economies sputter along in the short term. However, looking with a longer perspective, the corporate culture in both Europe and Japan is changing - for the better. For example, an increasing number of companies are offering stock options to senior employees, a move that should improve bottom lines and add value for shareholders. Additionally, the increase in merger and acquisition activity is driving efficiency into companies and improving returns for shareholders. In the emerging markets, the outlook is mixed. Although Southeast Asian economies have stabilized, the rise in oil costs could hinder future short-term growth. There is a slightly better outlook in Latin America, because a number of countries are self-sufficient in energy production.

"Understandably, most people fear volatility. But in my opinion, volatility can be a good thing, because it creates great opportunities to buy and sell."

Annual Report

Overseas

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2000
Japan	23.4%
United Kingdom	14.5%
France	10.4%
United States of America	10.3%
Finland	7.1%
Switzerland	6.2%
Netherlands	5.6%
Korea (South)	2.8%
Spain	2.5%
Other	17.2%

As of April 30, 2000
Japan	24.2%
United Kingdom	15.6%
France	10.4%
Netherlands	7.5%
United States of America	7.3%
Germany	5.3%
Finland	4.7%
Switzerland	3.7%
Mexico	2.7%
Other	18.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks, Investment Companies and Equity Futures	93.0	94.2
Bonds	0.2	0.2
Short-Term Investments and Net Other Assets	6.8	5.6
Top Ten Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Nokia AB (Finland, Communications Equipment)	5.1	3.6
Vodafone Group PLC (United Kingdom, Cellular)	3.7	3.9
TotalFinaElf SA Class B (France, Oil & Gas)	3.6	3.8
Sony Corp. (Japan, Consumer Electronics)	2.2	0.7
Nippon Telegraph & Telephone Corp. (Japan, Telephone Services)	2.1	1.1
Nestle SA (Reg.) (Switzerland, Foods)	2.1	0.9
Nomura Securities Co. Ltd. (Japan, Securities Industry)	2.0	0.9
Nikko Securities Co. Ltd. (Japan, Securities Industry)	1.9	0.8
Samsung Electronics Co. Ltd. (Korea (South), Electronics)	1.8	1.0
UPM-Kymmene Corp. (Finland, Paper & Forest Products)	1.6	0.5
	26.1	17.2
Top Ten Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Finance	18.3	13.5
Technology	15.5	20.7
Utilities	15.0	19.9
Energy	6.7	8.5
Health	6.7	4.0
Basic Industries	5.2	2.8
Industrial Machinery & Equipment	5.0	8.3
Durables	5.1	2.0
Media & Leisure	4.0	5.4
Nondurables	3.5	2.1

Annual Report

Overseas

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 92.6%
	Shares	Value (Note 1)
Australia - 1.0%
BHP Ltd.	1,236,486	$ 12,027,058
Cable & Wireless Optus Ltd. (a)	5,278,600	11,218,782
News Corp. Ltd.	1,472,826	15,832,883
News Corp. Ltd. sponsored ADR (preferred ltd. vtg.)	312,800	11,319,450
TOTAL AUSTRALIA		50,398,173
Brazil - 0.2%
Telesp Celular Participacoes SA ADR	258,400	8,171,900
Canada - 2.4%
Alberta Energy Co. Ltd.	362,190	13,381,404
Alcan Aluminium Ltd.	329,800	10,408,466
BCE, Inc.	362,300	9,756,519
Canadian Natural Resources Ltd. (a)	830,700	24,552,709
Ensign Resource Service Group, Inc.	56,900	1,532,282
Nortel Networks Corp.	175,726	7,995,533
Rio Alto Exploration Ltd. (a)	1,110,200	18,886,161
Suncor Energy, Inc.	38,900	760,115
Talisman Energy, Inc. (a)	1,015,100	31,969,816
TOTAL CANADA		119,243,005
Finland - 7.1%
Nokia AB	5,754,200	245,992,045
Sampo Insurance Co. Ltd. (A Shares)	239,400	9,753,731
Sonera Corp.	399,300	8,798,515
UPM-Kymmene Corp.	2,802,800	79,340,205
TOTAL FINLAND		343,884,496
France - 10.4%
Alcatel SA (RFD) (a)	539,900	33,676,263
Aventis SA (France)	371,375	26,762,211
AXA SA de CV	296,165	39,216,037
BNP Paribas SA	295,610	25,492,839
Canal Plus SA	53,300	7,713,597
Castorama Dubois Investissements SA	216,385	44,006,754
France Telecom SA	303,600	31,748,108
Sanofi-Synthelabo SA	472,500	24,865,596
Suez Lyonnaise des Eaux (France)	87,800	13,399,530
Television Francaise 1 SA (a)	205,950	11,240,306
TotalFinaElf SA Class B	1,232,710	176,585,705
Vivendi Environment (a)	884,100	33,018,660
Vivendi SA	507,100	36,457,123
TOTAL FRANCE		504,182,729
Germany - 2.5%
Allianz AG (Reg.)	96,400	32,692,907
BASF AG	955,100	37,453,826
Bayerische Hypo-und Vereinsbank AG	201,400	11,068,904
Deutsche Lufthansa AG (Reg.)	365,000	7,125,676
Kali Und Salz Beteiligungs AG	945,768	13,647,054

	Shares	Value (Note 1)
Muenchener Ruckversicherungs-Gesellschaft AG (Reg.)	49,800	$ 15,661,124
United Internet AG (a)	403,000	2,592,863
TOTAL GERMANY		120,242,354
Hong Kong - 2.2%
China Mobile (Hong Kong) Ltd. (a)	10,952,000	67,080,995
Hutchison Whampoa Ltd.	2,275,800	28,236,094
Johnson Electric Holdings Ltd.	6,202,000	12,327,727
TOTAL HONG KONG		107,644,816
Ireland - 0.4%
Bank of Ireland, Inc.	2,456,598	18,933,256
Italy - 1.4%
Banca Intesa Spa	3,700,537	15,469,503
Olivetti Spa	3,512,700	10,691,945
San Paolo IMI Spa	878,500	14,149,849
Telecom Italia Spa	2,509,870	29,490,967
TOTAL ITALY		69,802,264
Japan - 23.1%
Advantest Corp.	67,900	8,855,440
Asahi Chemical Industry Co. Ltd. (a)	974,000	6,034,497
Canon, Inc.	599,000	24,296,938
Daiwa Securities Group, Inc.	3,630,000	40,222,437
DDI Corp.	1,097	5,147,686
Fujitsu Ltd.	1,147,000	20,435,964
Furukawa Electric Co. Ltd.	2,830,000	74,439,558
Hitachi Chemical Co. Ltd.	243,000	6,102,282
Hitachi Zosen Corp. (a)	7,571,000	5,759,261
Ito-Yokado Co. Ltd.	677,000	30,589,406
Kyocera Corp.	194,100	25,960,876
Matsushita Electric Industrial Co. Ltd.	930,000	27,179,251
Mitsubishi Electric Corp.	1,227,000	8,816,497
Mitsubishi Estate Co. Ltd. (a)	1,153,000	12,258,088
Mitsui Fudosan Co. Ltd.	515,000	6,239,850
NEC Corp.	2,146,000	40,909,908
Net One Systems Co. Ltd.	287	8,522,409
NGK Insulators Ltd.	657,000	8,700,990
Nikko Securities Co. Ltd.	10,434,000	90,081,828
Nikon Corp.	608,000	8,837,760
Nintendo Co. Ltd.	73,100	12,092,888
Nippon Telegraph & Telephone Corp.	11,289	102,740,145
Nomura Securities Co. Ltd.	4,475,000	94,946,616
NTT DoCoMo, Inc.	1,843	45,437,358
Oki Electric Industry Co. Ltd. (a)	1,354,000	8,053,762
Omron Corp.	1,400,000	34,515,627
ORIX Corp.	147,800	15,510,128
Rohm Co. Ltd.	45,300	11,421,529
Softbank Corp.	573,100	34,403,859
Sony Corp.	1,280,800	106,306,403
Takeda Chemical Industries Ltd.	859,000	56,605,354
Toko, Inc.	1,113,000	5,814,408
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Tokyo Broadcasting System, Inc.	256,000	$ 10,018,514
Tokyo Electron Ltd.	114,700	8,977,527
Toshiba Corp.	3,533,000	25,256,531
Toyota Motor Corp.	1,952,100	78,005,281
Trans Cosmos, Inc.	29,500	2,133,214
Yamanouchi Pharmaceutical Co. Ltd.	221,000	10,005,866
TOTAL JAPAN		1,121,635,936
Korea (South) - 2.8%
Hyundai Electronics Industries Co. Ltd. (a)	3,936,920	24,192,593
Kookmin Bank	819,210	9,362,401
Samsung Electronics Co. Ltd.	695,800	87,166,166
Samsung Heavy Industries Ltd. (a)	1,231,700	3,833,159
SK Telecom Co. Ltd. sponsored ADR	461,700	11,571,356
TOTAL KOREA (SOUTH)		136,125,675
Marshall Islands - 0.7%
Teekay Shipping Corp.	856,200	32,000,475
Mexico - 1.8%
Grupo Televisa SA de CV sponsored GDR	216,400	11,712,650
Telefonos de Mexico SA de CV Series L sponsored ADR	647,980	34,950,421
TV Azteca SA de CV sponsored ADR	3,109,600	38,870,000
TOTAL MEXICO		85,533,071
Netherlands - 5.6%
ABN AMRO Holding NV	761,500	17,645,661
Akzo Nobel NV	464,200	21,138,795
Heineken NV	176,200	9,571,748
ING Groep NV (Certificaten Van Aandelen)	797,382	54,768,100
Koninklijke Ahold NV	1,578,519	45,862,960
Koninklijke Philips Electronics NV	407,803	16,029,891
Nutreco Holding NV	235,122	10,138,235
Royal Dutch Petroleum Co. (Hague Registry)	403,300	23,945,939
Unilever NV (Certificaten Van Aandelen) (a)	606,300	30,414,482
United Pan-Europe Communications NV Class A (a)	678,500	11,892,558
Vendex KBB NV	1,087,600	13,644,229
VNU NV	204,300	9,684,940
Wolters Kluwer NV (Certificaten Van Aandelen)	445,700	10,032,785
TOTAL NETHERLANDS		274,770,323
Norway - 1.8%
Bergesen dy ASA:
(A Shares)	1,232,850	24,545,550
(B Shares)	1,021,450	18,687,742

	Shares	Value (Note 1)
DNB Holding ASA	3,850,282	$ 16,698,920
Frontline Ltd. (a)	1,651,500	27,193,231
TOTAL NORWAY		87,125,443
Singapore - 0.3%
Overseas Union Bank Ltd.	1,616,771	7,832,746
United Overseas Bank Ltd.	962,368	7,130,683
TOTAL SINGAPORE		14,963,429
Spain - 2.5%
Altadis SA	461,007	6,906,493
Banco Santander Central Hispano SA	4,463,216	43,263,274
Telefonica SA (a)	3,736,400	71,262,624
TOTAL SPAIN		121,432,391
Sweden - 1.5%
Telefonaktiebolaget LM Ericsson (B Shares)	5,115,000	70,970,628
Switzerland - 6.2%
Credit Suisse Group (Reg.)	327,110	61,327,438
Julius Baer Holding AG	2,282	11,298,915
Nestle SA (Reg.)	49,460	102,497,079
Novartis AG (Reg.)	17,164	26,039,626
The Swatch Group AG (Reg.)	100,500	27,340,473
UBS AG	196,522	27,223,354
Zurich Financial Services Group AG	90,246	43,679,566
TOTAL SWITZERLAND		299,406,451
Taiwan - 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	7,043,152	21,369,315
United Microelectronics Corp. (a)	8,501,800	15,003,176
TOTAL TAIWAN		36,372,491
United Kingdom - 14.5%
Amvescap PLC	999,100	22,305,287
AstraZeneca Group PLC	250,400	11,940,951
BAE Systems PLC	2,998,274	17,016,930
Barclays PLC	483,500	13,822,339
BBA Group PLC	1,067,400	5,856,946
Billiton PLC	3,108,100	11,850,287
BP Amoco PLC	4,865,564	41,306,635
British Telecommunications PLC	2,312,600	27,519,924
Cable & Wireless PLC	923,000	13,046,213
Carlton Communications PLC	1,919,103	15,440,786
Diageo PLC	1,142,200	10,771,287
Glaxo Wellcome PLC	1,075,800	31,299,060
Granada Compass PLC (a)	1,001,260	8,622,068
HSBC Holdings PLC (Reg.)	1,803,688	26,009,193
Lloyds TSB Group PLC	4,413,400	44,914,704
Marconi PLC	638,300	8,050,489
Misys PLC	1,377,500	14,338,185
Reed International PLC	1,007,800	9,306,619
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Reuters Group PLC	1,712,400	$ 33,641,514
Rio Tinto PLC (Reg. D)	1,735,400	28,051,275
Royal Bank of Scotland Group PLC	2,540,900	56,984,406
SMG PLC	1,480,800	5,796,133
SmithKline Beecham PLC	3,332,744	43,450,650
SSL International PLC	842,715	9,804,014
Unilever PLC	499,600	3,481,588
Vodafone Group PLC	42,480,503	180,807,501
WPP Group PLC	836,900	11,222,599
TOTAL UNITED KINGDOM		706,657,583
United States of America - 3.5%
Bristol-Myers Squibb Co.	620,500	37,811,719
Eli Lilly & Co.	219,900	19,653,563
OMI Corp. (a)	1,067,600	7,406,475
Overseas Shipholding Group, Inc.	955,100	22,922,400
Pfizer, Inc.	554,000	23,925,875
Schering-Plough Corp.	620,500	32,072,094
VoiceStream Wireless Corp. (a)	187,200	24,616,800
TOTAL UNITED STATES OF AMERICA		168,408,926
TOTAL COMMON STOCKS (Cost $3,984,796,573)		4,497,905,815
Investment Companies - 0.1%

Multi-National - 0.1%
European Warrant Fund, Inc. (Cost $5,750,192)	358,800	4,798,950
Convertible Bonds - 0.2%
Moody's Ratings (unaudited)		Principal Amount
Hong Kong - 0.2%
China Mobile (Hong Kong) Ltd. 2.25% 11/3/05 (Cost $8,437,000)	Baa2	$ 8,437,000	8,437,000
Government Obligations - 0.0%

United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 6.14% to 6.16% 11/9/00 to 1/11/01 (c) (Cost $1,336,279)	-	1,350,000	1,336,303
Cash Equivalents - 8.7%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.61% (b)	334,659,993	$ 334,659,993
Fidelity Securities Lending Cash Central Fund, 6.66% (b)	90,530,960	90,530,960
TOTAL CASH EQUIVALENTS (Cost $425,190,953)		425,190,953
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $4,425,510,997)		4,937,669,021
NET OTHER ASSETS - (1.6)%		(78,796,689)
NET ASSETS - 100%		$ 4,858,872,332
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
229 Nikkei 225 Index Contracts (Japan)	Dec. 2000	$ 16,894,475	$ (1,919,249)

The face value of futures purchased as a percentage of net assets - 0.3%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,236,977.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $6,886,877,600 and $6,481,927,910, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $8,889,972, respectively.

The market value of futures contracts opened and closed during the period amounted to $68,814,959 and $79,501,955, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $50,036 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $87,616,366. The fund received cash collateral of $90,530,960 which was invested in cash equivalents.

Income Tax Information

At October 31, 2000, the aggregate cost of investment securities for income tax purposes was $4,483,799,578. Net unrealized appreciation aggregated $453,869,443, of which $899,770,634 related to appreciated investment securities and $445,901,191 related to depreciated investment securities.

The fund hereby designates approximately $211,373,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Overseas

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (cost $4,425,510,997) - See accompanying schedule		$ 4,937,669,021
Cash		819,841
Foreign currency held at value (cost $1,511,374)		1,499,580
Receivable for investments sold		137,465,801
Receivable for fund shares sold		6,146,634
Dividends receivable		6,933,601
Interest receivable		2,112,459
Redemption fees receivable		424
Receivable for daily variation on futures contracts		257,625
Other receivables		73,507
Total assets		5,092,978,493
Liabilities
Payable for investments purchased	$ 67,424,405
Payable for fund shares redeemed	71,073,598
Accrued management fee	3,391,167
Other payables and accrued expenses	1,686,031
Collateral on securities loaned, at value	90,530,960
Total liabilities		234,106,161
Net Assets		$ 4,858,872,332
Net Assets consist of:
Paid in capital		$ 3,738,870,928
Undistributed net investment income		173,948,754
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		436,266,548
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		509,786,102
Net Assets, for 119,332,718 shares outstanding		$ 4,858,872,332
Net Asset Value, offering price and redemption price per share ($4,858,872,332 ÷ 119,332,718 shares)		$40.72

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 65,342,578
Special dividend from BCE, Inc.		9,941,395
Interest		22,911,579
Security lending		1,099,571
		99,295,123
Less foreign taxes withheld		(8,093,645)
Total income		91,201,478
Expenses
Management fee Basic fee	$ 38,664,401
Performance adjustment	7,690,792
Transfer agent fees	12,536,330
Accounting and security lending fees	1,470,005
Non-interested trustees' compensation	22,808
Custodian fees and expenses	2,356,616
Registration fees	546,385
Audit	80,388
Legal	84,741
Miscellaneous	13,905
Total expenses before reductions	63,466,371
Expense reductions	(1,476,835)	61,989,536
Net investment income		29,211,942
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	615,283,655
Foreign currency transactions	(2,865,909)
Futures contracts	3,568,967	615,986,713
Change in net unrealized appreciation (depreciation) on:
Investment securities	(601,229,336)
Assets and liabilities in foreign currencies	(607,103)
Futures contracts	(2,899,547)	(604,735,986)
Net gain (loss)		11,250,727
Net increase (decrease) in net assets resulting from operations		$ 40,462,669
Other Information
Expense reductions
Directed brokerage arrangements		$ 1,005,254
Custodian credits		11,270
Transfer agent credits		460,311
		$ 1,476,835

See accompanying notes which are an integral part of the financial statements.

Annual Report

Overseas
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2000	Year ended October 31, 1999
Operations Net investment income	$ 29,211,942	$ 33,841,819
Net realized gain (loss)	615,986,713	434,643,138
Change in net unrealized appreciation (depreciation)	(604,735,986)	551,091,234
Net increase (decrease) in net assets resulting from operations	40,462,669	1,019,576,191
Distributions to shareholders From net investment income	(47,126,436)	(20,938,368)
From net realized gain	(278,387,415)	(53,392,648)
Total distributions	(325,513,851)	(74,331,016)
Share transactions Net proceeds from sales of shares	4,212,606,710	4,000,168,797
Reinvestment of distributions	314,528,983	71,180,520
Cost of shares redeemed	(3,865,639,267)	(4,137,892,605)
Net increase (decrease) in net assets resulting from share transactions	661,496,426	(66,543,288)
Redemption fees	382,953	-
Total increase (decrease) in net assets	376,828,197	878,701,887
Net Assets
Beginning of period	4,482,044,135	3,603,342,248
End of period (including undistributed net investment income of $173,948,754 and $45,498,123, respectively)	$ 4,858,872,332	$ 4,482,044,135
Other Information Shares
Sold	92,180,970	105,210,288
Issued in reinvestment of distributions	7,233,877	2,054,834
Redeemed	(84,695,977)	(108,778,783)
Net increase (decrease)	14,718,870	(1,513,661)

Financial Highlights

Years ended October 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 42.84	$ 33.95	$ 34.12	$ 31.08	$ 28.57
Income from Investment Operations
Net investment income	.25 B, E	.32 B	.29 B	.43 B	.48 C
Net realized and unrealized gain (loss)	.71	9.28	1.22	4.61	2.72
Total from investment operations	.96	9.60	1.51	5.04	3.20
Less Distributions
From net investment income	(.45) F	(.20)	(.34)	(.37)	(.34)
From net realized gain	(2.63) F	(.51)	(1.34)	(1.63)	(.35)
Total distributions	(3.08)	(.71)	(1.68)	(2.00)	(.69)
Net asset value, end of period	$ 40.72	$ 42.84	$ 33.95	$ 34.12	$ 31.08
Total Return A	1.78%	28.77%	4.60%	17.03%	11.41%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,858,872	$ 4,482,044	$ 3,603,342	$ 3,777,452	$ 3,114,625
Ratio of expenses to average net assets	1.19%	1.27%	1.26%	1.23%	1.14%
Ratio of expenses to average net assets after expense reductions	1.16% D	1.23% D	1.24% D	1.20% D	1.12% D
Ratio of net investment income to average net assets	.55%	.85%	.82%	1.28%	1.74%
Portfolio turnover rate	132%	85%	69%	68%	82%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.08 per share.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

E Investment income per share reflects a special dividend (from BCE, Inc.) which amounted to $.08 per share.

F The amounts shown reflect reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Worldwide
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Worldwide	9.80%	82.40%	206.85%
MSCI World	1.09%	97.65%	224.56%
Global Funds Average	10.26%	103.97%	232.76%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International World Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of October 31, 2000, the index included over 1,320 equity securities of companies domiciled in 22 countries. To measure how the fund's performance stacked up against its peers, you can compare it to the global funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 261 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Worldwide	9.80%	12.77%	11.86%
MSCI World	1.09%	14.60%	12.49%
Global Funds Average	10.26%	14.81%	12.49%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Worldwide Fund on October 31, 1990. As the chart shows, by October 31, 2000, the value of the investment would have grown to $30,685 - a 206.85% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International World Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $32,456 - a 224.56% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Worldwide
Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

An interview with Penny Dobkin (right), Lead Portfolio Manager of Fidelity Worldwide Fund, and Doug Chase, Manager of the fund's U.S. equity subportfolio

Q. How did the fund perform, Penny?

P.D. For the 12 months that ended October 31, 2000, the fund returned 9.80%, well ahead of the 1.09% return of the Morgan Stanley Capital International World Index but slightly trailing the 10.26% return of the global funds average monitored by Lipper Inc.

Q. What helped the fund outperform its benchmark index?

P.D. From November through February, a modest overweighting in technology helped the fund outperform the index, as did favorable stock selection in the U.S., Japan and Germany. During this time, technology, media and telecommunications (TMT) stocks staged a strong but extremely narrow rally during which valuations in those sectors reached unsustainable levels. Many of the fund's peers carried heavier weightings of TMT stocks than the fund did, causing it to fall behind the Lipper average. A completely different market emerged following the bursting of the speculative TMT bubble. Investors refocused their attention on fundamental factors such as earnings growth potential. During the second half of the period, the fund's overweightings in health care, energy services and consumer nondurables proved helpful, as did stock selection in the telecommunications and media sectors. On a country basis, the fund's increasing weighting in U.S. stocks was helpful, as was underweighting the weak Japanese market. From April through October, the fund gained ground on the Lipper average but not enough to overtake it for the entire 12-month period.

Q. Can you explain further about adjustments you made during the second half of the period?

P.D. Following the Federal Reserve Board's series of interest-rate hikes, which ended in May, investors began to sense that the U.S. economy would slow. A slowing economy is perceived to be bad for growth stocks, so we witnessed a rotation out of technology and into defensive market sectors - health care, consumer nondurables and the like. This rotation occurred abroad as well as in the U.S. I had begun to increase the fund's non-U.S. health care exposure around the beginning of the year and continued to do so as opportunities presented themselves - primarily through investments in pharmaceutical and medical equipment stocks. Energy services was another sector in which I increased the fund's allocation. My rationale in that case was that higher energy prices would continue to stimulate healthy demand for drilling and other services offered by energy services companies. Finally, I responded to the relatively favorable valuations for U.S. stocks by raising the fund's U.S. exposure and reducing its allocations of European and Japanese stocks.

Q. Turning to you, Doug, how did you manage the fund's U.S. holdings?

D.C. My strategy mirrored Penny's. The market's narrow emphasis on TMT stocks early in the period created some incredible bargains in other sectors. Although broadly based measures of market activity such as the Standard & Poor's 500 Index have moved in a broad trading range since April, we saw some clear winners and losers in individual sectors. For the most part the winners were the defensive sectors, and those are the sectors in which I increased the fund's exposure during the period. To give you some idea of how skewed the valuations were early in the period, the technology-heavy NASDAQ Composite Index had an average price-to-earnings ratio (P/E) of over 100 when the market peaked last March. On the other hand, the median P/E for the S&P 500 ® - that is, the P/E in the middle of the range of P/E's for S&P 500 stocks - declined from around 20 in July 1999 to approximately 12 in March 2000. Investors wanted technology stocks but spurned almost everything else. That couldn't last indefinitely, and it didn't.

Q. Penny, what stocks performed well for the fund?

P.D. Furukawa Electric was one of the fund's top performers, as it was six months ago. With its expertise in wave division multiplexing (WDM), this Japanese company benefited from the enormous increase in spending by telecommunications companies to upgrade to fiber-optics networks, which employ WDM. WDM is seen as a key method of enabling telecommunications carriers to accommodate the surging volume of data communications. U.S.-based Avon Products, a household products and personal care stock that was virtually abandoned during the headlong rush into technology, bounced back nicely when investors realized that the company's earnings were growing at roughly 15%, compared with a modest P/E of about 12. Cardinal Health, a U.S. distributor of wholesale drugs and health care products, rebounded after declining in sympathy with other companies in its group that had less favorable prospects. Finally, French television broadcasting stock TF1 was helped by increased advertising revenues due in part to higher-quality programming.

Q. What stocks turned in disappointing performances?

P.D. The list of worst-performing stocks reads much the way it did six months ago. Heading the list was U.S. firm Healtheon/WebMD, an online medical processing firm and the operator of a consumer-oriented Web portal. The company's vision of being a clearinghouse for processing medical insurance claims did not develop as quickly as anticipated, due in part to resistance from HMOs and other health care providers. Another U.S. technology company, Web-hosting provider Navisite, failed to see growth materialize as expected. Pinnacle Systems, a U.S. creator of video broadcast content for professional and consumer audiences, fell in response to more intense competitive pressures and the resulting loss of pricing power. U.K cellular provider Vodafone Group - formerly Vodafone Airtouch - reflected the downward pressure on telecommunications stocks worldwide and concerns over the huge sums paid for third-generation(3G) cellular licenses.

Annual Report

Worldwide
Fund Talk: The Managers' Overview - continued

Q. What's your outlook, Penny?

P.D. I believe that the pessimism permeating the markets during the last two months of the period may have been overdone. Admittedly, a number of U.S. companies announced slower-than-expected third-quarter earnings growth or guided analysts to lower expectations for future quarters. However, most indications still point to moderate slowing with no recession in the U.S. In Europe, economic growth is respectable, and Japan appears to be continuing on its path of restructuring and renewal, albeit slowly. Worldwide demand for personal computers and cellular phones seems to be picking up again after weakening briefly. Overall, investors appear to be anticipating some fairly serious economic problems. If those problems don't materialize, we could see global stock markets snap back strongly.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to provide long-term growth of capital by investing mainly in common stocks from around the world

Fund number: 318

Trading symbol: FWWFX

Start date: May 30, 1990

Size: as of October 31, 2000, more than $984 million

Managers: Penelope Dobkin, since inception; manager, Fidelity Europe Fund, 1986-1990; Fidelity United Kingdom Fund, 1987-1989; Fidelity Select Financial Services Portfolio, 1983-1986; joined Fidelity in 1980; Doug Chase, since 1999; manager, Fidelity Export and Multinational Fund, since February 2000; Fidelity Advisor Consumer Industries Fund, 1997-1999; several Fidelity Select Portfolios, 1994-1999; joined Fidelity in 1992

3

Penny Dobkin on the relative valuations of U.S. and foreign stocks:

"The conventional wisdom is that investing abroad is desirable because the rest of the world is behind the U.S. in the percentage of individuals' net worth that is invested in the stock market. The theory is that as this discrepancy narrows over time and individuals in other countries embrace stocks as a long-term investment, as appears to be happening, foreign stocks will benefit relative to U.S. shares. Foreign stocks are therefore thought to be somewhat undervalued as a group compared with their U.S. counterparts. Indeed, that has frequently proven to be the case in recent years.

"During the past 12 months, however, Doug and I began to notice a higher-than-normal number of undervalued U.S. stocks in a variety of groups - pharmaceuticals, food, autos, retail and banks, among others. Part of the reason for this might be that many of these groups had been out of favor until recently, and the U.S. custom of reporting earnings on a quarterly basis - compared with the semiannual reporting schedule overseas - tends to sharpen the contrast between strong and weak companies. It could also be that U.S. investors are more short-term in their investment horizons and therefore less patient with out-of-favor stocks and more prone to chase those considered to be ´hot' at the moment.

"Whatever the explanation, I made the decision earlier in the year to raise the U.S. component of the fund. However, around the same time, U.S. stocks began outperforming their counterparts in other countries, thereby increasing the U.S. weighting in the fund's benchmark, the Morgan Stanley Capital International World Index. In fact, the percentage of U.S. stocks in the index rose sharply in the five months from June through October from around 47% to approximately 55%. As a result, merely keeping up with the index weighting was difficult. However, I did manage to maintain approximately a market weighting of U.S. stocks, and year to date this has been a positive influence on the fund's returns relative to its peers in the Lipper average."

Annual Report

Worldwide

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2000
United States of America	55.2%
Japan	10.2%
United Kingdom	9.1%
France	6.0%
Germany	2.9%
Netherlands	2.7%
Italy	2.2%
Hong Kong	2.0%
Finland	1.8%
Other	7.9%

As of April 30, 2000
United States of America	51.1%
Japan	12.2%
United Kingdom	8.3%
France	6.1%
Germany	3.6%
Netherlands	2.7%
Sweden	2.4%
Switzerland	2.1%
Italy	1.7%
Other	9.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	96.5	88.1
Short-Term Investments and Net Other Assets	3.5	11.9
Top Ten Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Vodafone Group PLC (United Kingdom, Cellular)	3.0	2.9
Cisco Systems, Inc. (United States of America, Communications Equipment)	2.8	0.7
Cardinal Health, Inc. (United States of America, Medical Equipment & Supplies)	2.5	1.0
Bristol-Myers Squibb Co. (United States of America, Drugs & Pharmaceuticals)	2.3	0.9
General Electric Co. (United States of America, Electrical Equipment)	2.3	0.0
Pfizer, Inc. (United States of America, Drugs & Pharmaceuticals)	2.1	0.0
Avon Products, Inc. (United States of America, Household Products)	1.9	2.5
Compaq Computer Corp. (United States of America, Computers & Office Equipment)	1.7	0.8
Sonic Automotive, Inc. Class A (United States of America, Autos, Tires, & Accessories)	1.4	1.4
Dell Computer Corp. (United States of America, Computers & Office Equipment)	1.3	0.0
	21.3	10.2
Top Ten Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	20.6	16.3
Finance	15.5	9.2
Health	13.8	8.2
Utilities	9.4	12.9
Industrial Machinery & Equipment	7.9	6.3
Nondurables	7.1	8.3
Energy	5.1	8.0
Durables	4.0	4.9
Media & Leisure	2.6	4.2
Basic Industries	2.5	3.3

Annual Report

Worldwide

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (Note 1)
Australia - 0.1%
Cable & Wireless Optus Ltd. (a)	292,300	$ 621,235
Publishing & Broadcasting Ltd.	101,100	692,573
TOTAL AUSTRALIA		1,313,808
Belgium - 0.1%
Electrabel SA	3,500	760,228
Bermuda - 0.0%
Flag Telecom Holdings Ltd.	10,000	116,250
Brazil - 0.5%
Companhia de Bebidas das Americas (AmBev) sponsored ADR	204,500	4,614,031
Canada - 0.4%
Anderson Exploration Ltd. (a)	5,200	95,632
Canadian National Railway Co.	66,600	2,099,704
GT Group Telecom, Inc. Class B (non-vtg.)	7,000	68,276
Sun Life Financial Services Canada, Inc.	85,000	1,758,621
TOTAL CANADA		4,022,233
Denmark - 0.1%
Sophus Berendsen AS (A Shares)	36,200	681,441
Finland - 1.8%
Metsa-Serla Oyj (B Shares)	191,900	1,205,347
Metso Oyj	70,800	540,855
Nokia AB sponsored ADR	211,200	9,028,800
Sampo Insurance Co. Ltd. (A Shares)	116,800	4,758,712
UPM-Kymmene Corp.	80,500	2,278,752
TOTAL FINLAND		17,812,466
France - 6.0%
Access Commerce SA	7,100	142,225
Alcatel SA sponsored ADR	94,000	5,863,250
Aventis SA (France)	50,000	3,603,125
AXA SA de CV	40,500	5,362,718
BNP Paribas SA	47,685	4,112,263
France Telecom SA	52,000	5,437,752
Havas Advertising SA (a)	36,000	580,274
Pernod-Ricard	54,300	2,488,851
Rhodia SA	149,800	1,874,195
Sanofi-Synthelabo SA	44,280	2,330,262
Societe Generale Class A (a)	28,800	1,635,400
TotalFinaElf SA Class B	80,037	11,465,300
Transiciel SA (a)	26,400	1,294,080
Vivendi Environment (a)	275,000	10,270,480
Vivendi SA	40,000	2,875,734
TOTAL FRANCE		59,335,909
Germany - 2.7%
BASF AG	59,500	2,333,266
Bayerische Hypo-und Vereinsbank AG	50,600	2,780,966
Deutsche Telekom AG	114,200	4,289,283
Fresenius Medical Care AG	36,200	2,881,230
Hannover Rueckversicherungs AG	20,100	1,690,733

	Shares	Value (Note 1)
Kali Und Salz Beteiligungs AG	106,000	$ 1,529,538
Moebel Walther AG	34,000	343,713
Muenchener Ruckversicherungs-Gesellschaft AG (Reg.)	9,600	3,019,012
Primacom AG (a)	29,000	568,365
SAP AG sponsored ADR	47,700	2,432,700
Schering AG (a)	10,100	565,810
Siemens AG	19,800	2,521,776
Software AG	10,500	752,207
United Internet AG (a)	32,882	211,560
WEB.DE AG	54,500	846,551
TOTAL GERMANY		26,766,710
Hong Kong - 2.0%
Asat Holdings Ltd. sponsored ADR	190,600	1,262,725
Cathay Pacific Airways Ltd.	436,000	791,157
China Mobile (Hong Kong) Ltd. (a)	504,000	3,087,000
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	25,000	765,625
China Unicom Ltd. sponsored ADR (a)	275,000	5,637,500
Citic Pacific Ltd.	276,000	1,107,830
Hutchison Whampoa Ltd.	444,000	5,508,755
Sun Hung Kai Properties Ltd.	198,000	1,637,738
TOTAL HONG KONG		19,798,330
Ireland - 0.2%
Bank of Ireland, Inc.	192,400	1,482,847
Riverdeep Group PLC sponsored ADR	5,600	124,600
TOTAL IRELAND		1,607,447
Italy - 2.1%
Alleanza Assicurazioni Spa	71,100	939,403
Banca Intesa Spa	876,200	3,662,814
Banca Nazionale del Lavoro (BNL)	317,200	1,023,110
Banca Popolare di Verona	78,700	873,284
Luxottica Group Spa sponsored ADR	119,800	1,729,613
Marzotto Spa	136,900	1,328,407
Parmalat Finanziaria Spa	1,601,800	2,316,772
Telecom Italia Mobile Spa	119,100	1,013,448
Telecom Italia Spa	703,500	8,266,123
TOTAL ITALY		21,152,974
Japan - 10.2%
Advan Co. Ltd.	51,800	712,125
Bank of Tokyo-Mitsubishi Ltd.	33,000	395,903
Chukyo Coca-Cola Bottling Co. Ltd.	44,000	363,340
Dainippon Pharmaceutical Co.	64,000	820,603
Daiwa Securities Group, Inc.	89,000	986,170
Fujikura Ltd.	153,000	1,348,969
Fujitsu Ltd.	146,000	2,601,265
Furukawa Electric Co. Ltd.	305,000	8,022,638
Hitachi Chemical Co. Ltd.	47,000	1,180,277
Hitachi Zosen Corp. (a)	1,509,000	1,147,897
Hogy Medical Co.	15,800	1,013,656
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Hokkaido Coca-Cola Bottling Co. Ltd.	57,000	$ 470,168
Japan Medical Dynamic Marketing, Inc.	37,000	1,224,177
Koa Corp.	58,000	1,302,355
Kokusai Securities Co. Ltd.	35,000	295,115
Konica Corp. (a)	508,000	3,924,883
Kyocera Corp.	70,000	9,362,500
Mikasa Coca Cola Bottling Co.	74,000	573,091
Minolta Co. Ltd.	412,000	1,827,587
Mitsubishi Electric Corp.	220,000	1,580,790
Mitsubishi Estate Co. Ltd. (a)	127,000	1,350,197
Mitsui Fudosan Co. Ltd.	63,000	763,321
Mitsumi Electric Co. Ltd.	109,000	3,596,371
Mizuho Holdings, Inc.	271	2,083,851
Murata Manufacturing Co. Ltd.	17,100	2,046,797
Namco Ltd.	51,400	1,328,458
NEC Corp.	94,000	1,791,953
Nichicon Corp.	115,000	2,054,211
Nikko Securities Co. Ltd.	255,000	2,201,540
Nikon Corp.	62,000	901,219
Nippon Telegraph & Telephone Corp.	392	3,567,556
Nippon Thompson Co. Ltd.	135,000	1,330,080
Nomura Securities Co. Ltd.	70,000	1,485,198
Oki Electric Industry Co. Ltd. (a)	272,000	1,617,890
Omron Corp.	59,000	1,454,587
ORIX Corp.	17,400	1,825,956
Pioneer Corp.	39,000	1,208,139
Sakura Bank Ltd.	200,000	1,457,245
Sanwa Bank Ltd.	109,000	969,022
Shikoku Coca-Cola Bottling Co. Ltd.	50,000	407,845
Shinko Securities Co. Ltd.	397,000	1,207,992
SKY Perfect Communications, Inc. (a)	41	75,529
Softbank Corp.	22,200	1,332,692
Sony Corp.	56,000	4,648,000
Sumitomo Electric Industries Ltd.	87,000	1,606,681
Takeda Chemical Industries Ltd.	90,000	5,930,712
Tokyo Broadcasting System, Inc.	40,000	1,565,393
Tokyo Electron Ltd.	28,100	2,199,377
Toyota Motor Corp.	23,000	919,073
Trans Cosmos, Inc.	800	57,850
Tsubaki Nakashima Co. Ltd.	27,000	338,273
Yakult Honsha Co. Ltd.	128,000	1,459,371
Yamada Denki Co. Ltd.	27,000	2,375,584
Yamanouchi Pharmaceutical Co. Ltd.	60,000	2,716,525
Yokogawa Electric Corp.	158,000	1,239,556
TOTAL JAPAN		100,267,553
Korea (South) - 0.5%
Hyundai Electronics Industries Co. Ltd. (a)	158,000	970,919
Samsung Electronics Co. Ltd.	29,120	3,648,001
TOTAL KOREA (SOUTH)		4,618,920

	Shares	Value (Note 1)
Luxembourg - 0.3%
Metro International SA:
Swedish Depositary Receipt (A Shares) (a)	10,500	$ 108,182
Swedish Depositary Receipt (B Shares) (a)	24,500	296,539
RTL Group	24,400	2,112,493
Stolt Offshore SA (a)	75,000	895,313
TOTAL LUXEMBOURG		3,412,527
Marshall Islands - 0.1%
Teekay Shipping Corp.	35,300	1,319,338
Mexico - 0.6%
Grupo Televisa SA de CV sponsored GDR	23,400	1,266,525
Telefonos de Mexico SA de CV Series L sponsored ADR	52,000	2,804,750
Tubos de Acero de Mexico SA sponsored ADR	68,100	1,035,801
Wal-Mart de Mexico SA de CV Series C (a)	444,000	1,004,609
TOTAL MEXICO		6,111,685
Netherlands - 2.7%
Akzo Nobel NV	9,300	423,505
ASM Lithography Holding NV (a)	75,000	2,085,938
Draka Holding NV	9,200	538,428
IHC Caland NV	38,100	1,681,643
ING Groep NV (Certificaten Van Aandelen)	67,900	4,663,704
Koninklijke Ahold NV	184,611	5,363,766
Koninklijke Philips Electronics NV	171,108	6,725,901
Royal Dutch Petroleum Co. (NY Shares)	42,600	2,529,375
United Pan-Europe Communications NV Class A (a)	63,000	1,104,246
Vendex KBB NV	103,800	1,302,198
Wegener NV	14,200	167,536
TOTAL NETHERLANDS		26,586,240
Norway - 1.0%
Bergesen dy ASA (A Shares)	130,400	2,596,212
DNB Holding ASA	746,900	3,239,353
Frontline Ltd. (a)	67,600	1,113,087
Petroleum Geo-Services ASA (a)	103,300	1,422,988
TANDBERG ASA (a)	51,700	1,368,726
TOTAL NORWAY		9,740,366
Singapore - 0.8%
Chartered Semiconductor Manufacturing Ltd. ADR	27,500	1,278,750
Keppel Land Ltd.	677,000	1,010,966
Overseas Union Bank Ltd.	206,800	1,001,881
Parkway Holdings Ltd.	621,000	1,274,209
United Overseas Bank Ltd.	455,000	3,371,331
TOTAL SINGAPORE		7,937,137
Common Stocks - continued
	Shares	Value (Note 1)
Spain - 0.7%
Banco Santander Central Hispano SA	187,400	$ 1,816,524
Telefonica SA (a)	252,084	4,807,881
TOTAL SPAIN		6,624,405
Sweden - 0.6%
Modern Times Group AB (MTG) (B Shares) (a)	35,000	892,768
Securitas AB (B Shares)	45,400	967,310
Telefonaktiebolaget LM Ericsson sponsored ADR	260,000	3,607,500
TOTAL SWEDEN		5,467,578
Switzerland - 1.2%
Credit Suisse Group (Reg.)	13,500	2,531,015
Nestle SA (Reg.)	927	1,921,043
UBS AG	9,000	1,246,732
Valora Holding AG	7,475	1,519,951
Zurich Financial Services Group AG	9,730	4,709,374
TOTAL SWITZERLAND		11,928,115
Taiwan - 0.6%
Siliconware Precision Industries Co. Ltd. (a)	1,089,840	830,033
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	1,116,560	3,387,705
United Microelectronics Corp. (a)	1,101,600	1,944,000
TOTAL TAIWAN		6,161,738
Turkey - 0.1%
Yapi ve Kredi Bankasi AS (a)	108,049,700	934,565
United Kingdom - 9.1%
Amvescap PLC	50,000	1,116,269
Antofagasta Holdings PLC	87,800	520,208
BAE Systems PLC	379,200	2,152,178
Bank of Scotland	286,500	2,670,630
Barclays PLC	45,800	1,309,334
BBA Group PLC	310,000	1,701,005
Billiton PLC	470,500	1,793,881
BP Amoco PLC sponsored ADR	147,032	7,489,443
Carlton Communications PLC	39,700	319,420
Glaxo Wellcome PLC	140,000	4,073,126
HSBC Holdings PLC (United Kingdom) (Reg.)	297,900	4,295,720
Iceland Group PLC	278,147	1,320,577
Jazztel PLC sponsored ADR	12,900	228,169
Kelda Group PLC	92,300	494,418
Lloyds TSB Group PLC	384,900	3,917,087
Lonmin PLC	61,300	755,366
Misys PLC	8,000	83,271
Pearson PLC	72,700	1,948,720
Persimmon PLC	252,300	822,958
Rentokil Initial PLC	778,000	1,793,308
Reuters Group PLC sponsored ADR	9,500	1,119,813

	Shares	Value (Note 1)
Royal & Sun Alliance Insurance Group PLC	75,400	$ 536,153
Royal Bank of Scotland Group PLC	136,896	3,070,147
Severn Trent PLC	79,000	841,768
Shell Transport & Trading Co. PLC (Reg.)	313,400	2,569,229
SMG PLC	105,334	412,297
SmithKline Beecham PLC sponsored ADR	21,000	1,368,938
Somerfield PLC	2,169,800	2,422,080
SSL International PLC	287,100	3,340,076
Trinity Mirror PLC	71,800	469,959
Vodafone Group PLC	1,939,935	8,256,842
Vodafone Group PLC sponsored ADR	503,000	21,408,938
W.H. Smith PLC	460,000	2,700,791
WPP Group PLC sponsored ADR	26,500	1,772,188
TOTAL UNITED KINGDOM		89,094,307
United States of America - 51.7%
Advanced Digital Information Corp. (a)	70,600	917,800
AES Corp. (a)	29,000	1,638,500
Affiliated Computer Services, Inc. Class A (a)	79,700	4,438,294
AMBAC Financial Group, Inc.	87,500	6,983,594
Apple Computer, Inc. (a)	467,500	9,145,469
AutoNation, Inc.	1,804,200	12,178,350
Avon Products, Inc.	383,269	18,588,547
Ball Corp.	145,731	5,118,801
BFGoodrich Co.	27,900	1,142,156
Biomet, Inc.	185,500	6,712,781
Brinker International, Inc. (a)	27,800	1,091,150
Bristol-Myers Squibb Co.	372,172	22,679,231
Burlington Northern Santa Fe Corp.	117,200	3,113,125
Cadence Design Systems, Inc. (a)	88,500	2,273,344
Cardinal Health, Inc.	259,200	24,559,200
Ciena Corp. (a)	21,600	2,270,700
CIGNA Corp.	53,700	6,548,715
CIMA Labs, Inc. (a)	11,200	616,000
Cisco Systems, Inc. (a)	520,300	28,031,150
Clear Channel Communications, Inc. (a)	38,100	2,288,381
Compaq Computer Corp.	545,400	16,585,614
Computer Associates International, Inc.	61,000	1,944,375
Corning, Inc.	22,300	1,705,950
Dell Computer Corp. (a)	440,800	13,003,600
DENTSPLY International, Inc.	58,800	2,039,625
Ditech Communications Corp. (a)	143,582	4,944,605
Dynegy, Inc. Class A	25,400	1,176,338
Earthgrains Co.	68,200	1,381,050
Eli Lilly & Co.	41,272	3,688,685
EMC Corp. (a)	90,200	8,033,438
Equity Office Properties Trust	26,500	798,313
Estee Lauder Companies, Inc. Class A	26,600	1,235,238
Fannie Mae	91,700	7,060,900
Freddie Mac	182,400	10,944,000
General Dynamics Corp.	66,600	4,766,063
General Electric Co.	413,300	22,654,006
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
General Motors Corp. Class H	90,700	$ 2,938,680
Gillette Co.	127,900	4,460,513
Global Industries Ltd. (a)	374,200	3,929,100
Grant Prideco, Inc. (a)	178,300	3,309,694
H&R Block, Inc.	58,695	2,094,678
Hartford Financial Services Group, Inc.	88,000	6,550,500
HCA - The Healthcare Co.	83,800	3,346,763
Honeywell International, Inc.	57,700	3,104,981
Houghton Mifflin Co.	58,600	2,157,213
Immunex Corp. (a)	36,300	1,545,019
Information Resources, Inc. (a)	74,800	397,375
Insurance Auto Auctions, Inc. (a)	33,000	396,000
Intel Corp.	154,200	6,939,000
J.D. Edwards & Co. (a)	181,800	4,704,075
Manpower, Inc.	61,600	2,144,450
MapInfo Corp. (a)	50,075	1,636,827
Marsh & McLennan Companies, Inc.	18,000	2,353,500
MBIA, Inc.	60,600	4,404,863
Medtronic, Inc.	58,500	3,177,281
Merrill Lynch & Co., Inc.	22,100	1,547,000
MetLife, Inc.	247,400	6,834,425
Microsoft Corp. (a)	127,300	8,767,788
MRV Communications, Inc. (a)	104,000	4,108,000
Nabors Industries, Inc. (a)	188,000	9,569,200
National-Oilwell, Inc. (a)	38,200	1,117,350
Novoste Corp. (a)	74,800	1,888,700
NRG Energy, Inc.	58,000	1,508,000
Overseas Shipholding Group, Inc.	73,800	1,771,200
Papa John's International, Inc. (a)	34,200	859,275
Park Place Entertainment Corp. (a)	214,700	2,737,425
Pfizer, Inc.	473,401	20,445,006
Pinnacle Systems (a)	133,192	1,681,549
Procter & Gamble Co.	87,500	6,250,781
Protective Life Corp.	63,800	1,475,375
Quaker Oats Co.	38,300	3,123,844
Quixote Corp.	2,400	39,300
Qwest Communications International, Inc. (a)	60,600	2,946,675
Radio One, Inc.:
Class A (a)	79,000	627,063
Class D (non-vtg.) (a)	39,600	317,419
Reckson Associates Realty Corp.	30,600	692,325
Reinsurance Group of America, Inc.	42,700	1,595,913
Republic Services, Inc. (a)	80,200	1,077,688
Robert Half International, Inc. (a)	28,900	881,450
SBA Communications Corp. Class A (a)	73,500	3,684,188
Schering-Plough Corp.	205,300	10,611,444
SCM Microsystems, Inc. (a)	1,900	72,200
Siebel Systems, Inc. (a)	10,600	1,112,338
Solutia, Inc.	59,900	763,725
Sonic Automotive, Inc. Class A (a)(c)	1,554,100	13,889,769
Staples, Inc. (a)	220,700	3,144,975

	Shares	Value (Note 1)
Stilwell Financial, Inc.	36,200	$ 1,622,213
Sun Microsystems, Inc. (a)	113,500	12,584,313
Superior Energy Services, Inc. (a)	312,800	2,815,200
Sysco Corp.	140,000	7,306,250
Technology Solutions, Inc.	209,600	497,800
Tenet Healthcare Corp.	201,600	7,925,400
The Chubb Corp.	59,500	5,024,031
The Coca-Cola Co.	176,400	10,650,150
Thermo Electron Corp. (a)	62,700	1,818,300
Tyco International Ltd.	29,300	1,660,944
Union Pacific Corp.	56,680	2,656,875
VeriSign, Inc. (a)	5,400	712,800
Viad Corp.	232,589	4,971,590
ViaSat, Inc. (a)	48,800	1,073,600
VoiceStream Wireless Corp. (a)	43,500	5,720,250
Walgreen Co.	87,200	3,978,500
Wendy's International, Inc.	39,400	856,950
TOTAL UNITED STATES OF AMERICA		508,904,156
TOTAL COMMON STOCKS (Cost $875,028,176)		947,090,457
Nonconvertible Preferred Stocks - 0.3%

Germany - 0.2%
ProSieben Sat.1 Media AG (a)	61,200	1,927,217
Italy - 0.1%
Alleanza Assicurazioni Spa	188,900	1,453,948
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $3,375,409)		3,381,165
Cash Equivalents - 5.6%

Fidelity Cash Central Fund, 6.61% (b)	40,333,910	40,333,910
Fidelity Securities Lending Cash Central Fund, 6.66% (b)	14,324,270	14,324,270
TOTAL CASH EQUIVALENTS (Cost $54,658,180)		54,658,180
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $933,061,765)		1,005,129,802
NET OTHER ASSETS - (2.1)%		(21,092,113)
NET ASSETS - 100%		$ 984,037,689
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,363,534,108 and $2,448,440,903, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $107,880 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $13,896,216. The fund received cash collateral of $14,324,270 which was invested in cash equivalents.

Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Sonic Automotive, Inc. Class A	$ -	$ -	$ -	$ 13,889,769
Income Tax Information

At October 31, 2000, the aggregate cost of investment securities for income tax purposes was $940,019,839. Net unrealized appreciation aggregated $65,109,963, of which $140,210,727 related to appreciated investment securities and $75,100,764 related to depreciated investment securities.

The fund hereby designates approximately $85,082,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Worldwide

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (cost $933,061,765) - See accompanying schedule		$ 1,005,129,802
Cash		277,763
Foreign currency held at value (cost $15)		15
Receivable for investments sold		21,689,576
Receivable for fund shares sold		658,252
Dividends receivable		1,181,243
Interest receivable		270,903
Redemption fees receivable		19
Other receivables		262,699
Total assets		1,029,470,272
Liabilities
Payable for investments purchased	$ 28,597,932
Payable for fund shares redeemed	1,586,848
Accrued management fee	585,408
Other payables and accrued expenses	338,125
Collateral on securities loaned, at value	14,324,270
Total liabilities		45,432,583
Net Assets		$ 984,037,689
Net Assets consist of:
Paid in capital		$ 761,810,419
Undistributed net investment income		18,751,926
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		131,511,334
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		71,964,010
Net Assets, for 51,592,565 shares outstanding		$ 984,037,689
Net Asset Value, offering price and redemption price per share ($984,037,689 ÷ 51,592,565 shares)		$19.07

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 14,331,487
Interest		2,882,854
Security lending		223,925
		17,438,266
Less foreign taxes withheld		(1,169,006)
Total income		16,269,260
Expenses
Management fee	$ 7,781,379
Transfer agent fees	2,873,477
Accounting and security lending fees	553,522
Non-interested trustees' compensation	3,896
Custodian fees and expenses	331,743
Registration fees	46,130
Audit	34,223
Legal	22,390
Miscellaneous	7,172
Total expenses before reductions	11,653,932
Expense reductions	(538,132)	11,115,800
Net investment income		5,153,460
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	151,115,096
Foreign currency transactions	(597,351)	150,517,745
Change in net unrealized appreciation (depreciation) on:
Investment securities	(56,042,328)
Assets and liabilities in foreign currencies	(103,979)	(56,146,307)
Net gain (loss)		94,371,438
Net increase (decrease) in net assets resulting from operations		$ 99,524,898
Other Information
Expense reductions
Directed brokerage arrangements		$ 442,086
Custodian credits		8,376
Transfer agent credits		87,670
		$ 538,132

See accompanying notes which are an integral part of the financial statements.

Annual Report

Worldwide
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2000	Year ended October 31, 1999
Operations Net investment income	$ 5,153,460	$ 4,529,623
Net realized gain (loss)	150,517,745	93,684,754
Change in net unrealized appreciation (depreciation)	(56,146,307)	120,565,932
Net increase (decrease) in net assets resulting from operations	99,524,898	218,780,309
Distributions to shareholders From net investment income	(5,173,955)	(6,008,790)
From net realized gain	(78,632,691)	(26,442,347)
Total distributions	(83,806,646)	(32,451,137)
Share transactions Net proceeds from sales of shares	491,738,430	565,425,727
Reinvestment of distributions	81,442,448	31,563,831
Cost of shares redeemed	(585,754,192)	(774,588,535)
Net increase (decrease) in net assets resulting from share transactions	(12,573,314)	(177,598,977)
Redemption fees	57,759	-
Total increase (decrease) in net assets	3,202,697	8,730,195
Net Assets
Beginning of period	980,834,992	972,104,797
End of period (including undistributed net investment income of $18,751,926 and $4,445,154, respectively)	$ 984,037,689	$ 980,834,992
Other Information Shares
Sold	25,038,202	32,894,318
Issued in reinvestment of distributions	4,348,233	2,000,226
Redeemed	(29,771,984)	(45,257,975)
Net increase (decrease)	(385,549)	(10,363,431)

Financial Highlights

Years ended October 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 18.87	$ 15.59	$ 17.27	$ 15.18	$ 13.32
Income from Investment Operations
Net investment income	.09 B	.08 B	.16 B	.21 B, D	.22
Net realized and unrealized gain (loss)	1.73	3.74	(.57)	2.43	1.79
Total from investment operations	1.82	3.82	(.41)	2.64	2.01
Less Distributions
From net investment income	(.10)	(.10)	(.11)	(.17)	(.15)
From net realized gain	(1.52)	(.44)	(1.16)	(.38)	-
Total distributions	(1.62)	(.54)	(1.27)	(.55)	(.15)
Net asset value, end of period	$ 19.07	$ 18.87	$ 15.59	$ 17.27	$ 15.18
Total Return A	9.80%	25.18%	(2.38)%	17.95%	15.25%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 984,038	$ 980,835	$ 972,105	$ 1,161,191	$ 877,218
Ratio of expenses to average net assets	1.09%	1.12%	1.15%	1.18%	1.19%
Ratio of expenses to average net assets after expense reductions	1.04% C	1.07% C	1.12% C	1.16% C	1.18% C
Ratio of net investment income to average net assets	.48%	.47%	.91%	1.24%	1.71%
Portfolio turnover rate	235%	164%	100%	85%	49%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2000

1. Significant Accounting Policies.

Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity Diversified International Fund, Fidelity Aggressive International Fund (formerly Fidelity International Value Fund), Fidelity Overseas Fund and Fidelity Worldwide Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. Each fund accrues such taxes as applicable. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, non-taxable dividends and losses deferred due to wash sales. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income, distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the funds less than 30 days will be subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares, effective May 31, 2000. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

When-Issued Securities. Each fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in each applicable fund's schedule of investments. Each fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities (other than short-term securities), and the market value of future contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As each fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee for Diversified International, Aggressive International and Overseas is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

each fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fees were equivalent to the following annual rates expressed as a percentage of average net assets after the performance adjustment, if applicable:

Global Balanced	.73%
International Growth & Income	.73%
Diversified International	.82%
Aggressive International	.85%
Overseas	.87%
Worldwide	.73%

Sub-Adviser Fee. FMR, on behalf of the funds, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. Beginning January 1, 2001, FMR Co. (FMRC) will serve as sub-adviser for the funds. FMRC may provide investment research and advice and may also provide investment advisory services for the funds.

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. Shares of International Growth & Income purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption. The amounts received by FDC for deferred sales charges are shown under the caption "Other Information" on the fund's Statement of Operations.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate expressed as a percentage of average net assets:

Global Balanced	.25%
International Growth & Income	.24%
Diversified International	.24%
Aggressive International	.21%
Overseas	.24%
Worldwide	.27%

Accounting and Security Lending Fees. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the funds are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.

5. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Information regarding the value of securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

Annual Report

Notes to Financial Statements - continued

6. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

7. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of certain funds' expenses.

In addition through arrangements with certain fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses.

For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.

8. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's schedule of investments.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund and Fidelity Overseas Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund and Fidelity Overseas Fund (funds of Fidelity Investment Trust) at October 31, 2000, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 15, 2000

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund, Fidelity Aggressive International Fund and Fidelity Worldwide Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Diversified International Fund, Fidelity Aggressive International Fund and Fidelity Worldwide Fund, (the Funds), funds of Fidelity Investment Trust (the Trust), including the portfolios of investments, as of October 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (one year ended October 31, 2000, for Fidelity Aggressive International Fund), and the financial highlights for each of the five years in the period then ended (one year ended October 31, 2000, for Fidelity Aggressive International Fund). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended October 31, 1999, and the financial highlights for each of the four years in the period then ended for Fidelity Aggressive International Fund, were audited by other auditors whose report, dated December 15, 1999, expressed an unqualified opinion on the statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Diversified International Fund, Fidelity Aggressive International Fund and Fidelity Worldwide Fund as of October 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended (one year ended October 31, 2000, for Fidelity Aggressive International Fund), and their financial highlights for each of the five years in the period then ended (one year ended October 31, 2000, for Fidelity Aggressive International Fund), in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 8, 2000

Annual Report

Distributions

The Board of Trustees of Fidelity Investment Trust voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	\\\\\\	Record Date	\\\\\\	Dividends	\\\\\\	Capital Gains
Fidelity Global Balanced Fund	12/11/00		12/08/00		$.32		$1.24
Fidelity International Growth & Income Fund	12/11/00		12/08/00		$.51		$2.66
Fidelity Diversified International Fund	12/11/00		12/08/00		$.55		$.81
Fidelity Aggressive International Fund	12/18/00		12/15/00		$.02		$.70
Fidelity Overseas Fund	12/11/00		12/08/00		$.86		$4.12
Fidelity Worldwide Fund	12/18/00		12/15/00		$.40		$2.25

Each fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Fidelity Global Balanced Fund	34.03%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

FIDELITY GLOBAL BALANCED FUND	12%
FIDELITY WORLDWIDE FUND	29%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	\\\\\\	Income	\\\\\\	Taxes
FIDELITY GLOBAL BALANCED FUND	12/06/99		$.023		$.003
FIDELITY INTERNATIONAL GROWTH & INCOME FUND	12/06/99		$.356		$ .041
FIDELITY DIVERSIFIED INTERNATIONAL FUND	12/06/99		$.572		$ .032
FIDELITY AGGRESSIVE INTERNATIONAL FUND	12/13/99		$.184		$.024
FIDELITY OVERSEAS FUND	12/06/99		$.657		$ .082
FIDELITY WORLDWIDE FUND	12/13/99		$.167		$.020

The funds will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited
Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert Lawrence, Vice President, Diversified International Fund
Richard Spillane Jr., Vice President, International Growth &
Income Fund, Aggressive International Fund, Overseas Fund,
Worldwide Fund
Penelope A. Dobkin, Vice President, Worldwide Fund
Gregory Fraser, Vice President, Diversified International Fund
Richard Mace Jr., Vice President, Aggressive International Fund,
Overseas Fund
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

Board of Trustees

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation
Boston, MA

* Independent trustees

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Chase Manhattan Bank, N.A.
New York, NY

Fidelity's International Equity Funds

Aggressive International Fund

Canada Fund

China Region Fund

Diversified International Fund

Emerging Markets Fund

Europe Fund

Europe Capital Appreciation Fund

Global Balanced Fund

International Growth & Income Fund

Japan Fund

Japan Smaller Companies Fund

Latin America Fund

Nordic Fund

Overseas Fund

Pacific Basin Fund

Southeast Asia Fund

Worldwide Fund

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

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